United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn L. Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1 - Reports to Shareholders

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned 0.68% and 0.43%, respectively, for the 12-month period ended December 31, 2018, compared with -2.12% for the Balanced Index, an internally calculated benchmark that combines the total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The S&P 500 Index returned -4.38% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

INVESTMENT ENVIRONMENT

U.S. stocks lost ground, with the S&P 500 Index returning -4.38%. While corporate earnings growth was solid, rising U.S. interest rates and global trade tensions weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested a slowing in global economic growth. Within the S&P 500 Index, the health care, utilities and consumer discretionary sectors generated positive returns. Communications services and materials experienced steep losses. Plunging oil prices near year-end contributed to energy being the worst performer.

The Federal Reserve (Fed) raised its benchmark rate four times. Despite a late-period rally in rates as market expectations for the Fed’s ability to hike in 2019 dramatically decreased, yields ultimately rose across the Treasury curve. The yield on the 10-year note finished December at 2.68%, up from 2.41% one year ago. The Bloomberg Barclays U.S. Aggregate Bond Index finished flat. Corporate credit was the only asset class in the index to generate losses, but they were substantial enough to negate other gains. Weakness in equity markets and increasing risk premiums led to a significant widening in credit spreads (the difference in yield between a security and its underlying risk-free benchmark) by year-end.

PERFORMANCE DISCUSSION

The Portfolio, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index as well as its primary benchmark, the S&P 500 Index, and its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Compared to the Balanced Index, the Portfolio’s equity weight ended the period neutral, with a 56% allocation to stocks, approximately 44% in fixed income and a small portion in cash. We reduced our equity allocation during the period. While we are still identifying and seeking to take advantage of equity opportunities, we have adjusted the Portfolio to be in line with our more neutral-to-cautious outlook. Our year-end allocation reflects our view that the return/risk trade-off in equities is nearly neutral relative to fixed income. The equity weighting will continue to be dynamic based on market conditions and the investment opportunities our teams identify across asset classes.

The Portfolio’s equity sleeve outperformed its benchmark, the S&P 500 Index. Stock selection in information technology drove relative outperformance. Stock selection in industrials, financials and health care was also strong. Our consumer discretionary and real estate holdings detracted from relative results, as did a zero weight in the relatively strong-performing utilities sector.

Microsoft led absolute contributors to performance. The company’s fundamentals remain strong and its consistent revenue growth is commendable for a company of its size. It continues to benefit from the secular shift to Software as a Service (SaaS), as evidenced by robust demand for its Azure cloud platform and the subscription-based Office 365 suite. Microsoft raised its dividend over the period and we admire the consistency in which it returns capital to shareholders.

Mastercard also contributed. Payments companies continue to benefit as consumers and businesses switch

Janus Aspen Series	1

Janus Henderson VIT Balanced Portfolio (unaudited)

from cash and check to plastic and electronic payments. We believe Mastercard is well positioned to benefit from this shift because a majority of its revenues are generated outside of the U.S., where there is lower penetration of card and electronic payments and many markets are experiencing significantly faster electronic purchase volume growth.

Computer software company Adobe Systems was another contributor. Adobe has benefited from secular shifts toward SaaS and digital media. Indeed, revenue growth driven by its subscription-based services helped propel the stock higher during the period. We continue to see upside for the stock, as the subscription-based model increases Adobe’s total assessable digital media market, and more advertisers rely on its software to create digital content.

While pleased with the performance of our equity sleeve during the period, some holdings disappointed. Altria was the leading equity detractor. Cigarette sales volume declines have been toward the high end of their historic range, making investors nervous. Negative sentiment also surrounded Altria’s purchase of a stake in e-cigarette company Juul. While the acquisition was costly, we do not believe it overly hampers Altria’s balance sheet, and we anticipate it will ultimately be accretive to earnings. The deal also allows Altria to connect with the best technology in the vaporizing industry.

Consumer financial services company Synchrony Financial also detracted. The stock was challenged by news that the company’s long-standing relationship with Walmart would not be renewed. We continue to favor the company for its private-label credit card business, where it has an estimated 40% market share. This business line, in our view, remains stable given the preponderance of long-term contracts with clients.

Chemical producer LyondellBasell was another detractor. An increase in competitor supply during the period caused rising input costs for ethylene – one of the LyondellBasell’s primary products – which generated concern over the company’s profit margins. Also, given that ethylene prices are generally tied to oil prices, the stock tends to trade in line with the energy sector, which struggled during the period. We believe these are short-term headwinds, and going forward the global supply/demand dynamics for ethylene should balance out. We also appreciate the growing dividend and the company’s stock repurchase program.

The Portfolio’s fixed income sleeve underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Tightening financial conditions, diminished liquidity and credit rating downgrades of a few large investment-grade complexes helped to confirm our view that we are progressing through the later stages of the credit cycle. Given our late-cycle concerns and the darkening macroeconomic picture, we sought to lower the sleeve’s risk exposure. While we found liquidity to be challenged at times (particularly late in the period) we did reduce our corporate bond allocation by 18%, ending the period around 24% of the fixed income sleeve. In our effort to achieve a more defensive posture, we added nearly 18% to our Treasury allocation and extended duration (a measure of sensitivity to changes in interest rates) to 104% of the index.

Despite our efforts to reduce risk, our out-of-index allocation to high-yield corporate credit drove underperformance. We seek higher-quality, high-yield names, with consistent free-cash-flow generation potential and management teams committed to paying down debt, but even those names were challenged amid the dramatic spread widening in the asset class.

An out-of-index position in Freeport-McMoRan was the leading corporate credit detractor from relative returns. A drawn-out dispute surrounding its Grasberg mine in Indonesia weighed on the copper miner earlier in the period. Later, balance sheet improvement progress was overshadowed by fears of a slowdown in China coupled with trade war uncertainty, given that China consumes a significant portion of the world’s copper. We appreciate the value of Freeport’s assets, and ultimately expect the miner to benefit from limited supply and growing demand for copper, particularly as the electrification of vehicles accelerates. We also expect management to continue paying down debt, which we believe will eventually drive investment-grade ratings.

Our positioning in Treasuries further weighed on relative performance. Although we added to Treasuries considerably toward the end of the year and ended the period overweight, our underweight allocation earlier in the year, as well as curve positioning, weighed on results. Investors flocked to more defensive assets such as Treasuries on multiple occasions.

Positioning in mortgage-backed securities (MBS) contributed to the sleeve’s relative performance. The asset class was one of the strongest-performing fixed income segments, given its limited credit risk and strong liquidity

2	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio (unaudited)

profile. We reduced investment-grade corporate credit throughout the year, which also proved beneficial amid the general spread widening. Security selection, including our positioning in Anheuser-Busch, further aided results. We exited our position early in the year, as we grew uncomfortable with weakening fundamentals and the fact that its debt pay-down progress is happening at a slower-than-expected pace. We were out of the name well ahead of the dramatic spread widening that followed Moody’s downgrade of the company’s credit rating in the fourth quarter.

OUTLOOK

Concerns around the U.S. government shutdown, slowing growth in China, trade tensions and overall global economic weakness present an uncomfortable macroeconomic backdrop, and we expect market volatility to persist. As a result, our outlook is neutral to cautious. While mindful of the various downside risks, a generally healthy U.S. economy and positive indicators such as healthy wage inflation, strong employment and a robust holiday shopping season highlight the strength of the consumer. If progress is made around trade policy or the U.S. budget, a rebound in risk markets is not unfeasible.

In the equity sleeve, we are favoring companies with more of a U.S. footprint and are seeking to mitigate exposure to companies that may be impacted by trade rhetoric and slowing global growth. We will continue to focus on companies that exhibit consistent free cash flow, and on those making business investments that should drive value over time. Heightened market volatility has presented opportunities to exit stocks in which we have relatively lower conviction and redeploy the proceeds into higher-conviction names.

In the fixed income sleeve, we will be closely monitoring U.S. economic data, particularly inflation figures, as well as Fed rhetoric. This will be pivotal in assessing the likelihood of the Fed hiking in excess of what is warranted and potentially accelerating a U.S. slowdown, versus it pausing in 2019. Our base case is that the Fed will be more cautious in its cadence going forward. As always, we intend to employ a tactical approach to yield curve positioning with a focus on capital preservation.

Despite recent spread widening, we generally do not believe that spreads offer just compensation for the stated risk factors and the likely increase in defaults and downgrades to come. Our outlook is cautious and we intend to be deliberate in our corporate credit positioning, emphasizing our highest-conviction names with consistent free-cash-flow generation potential, strong management teams and a commitment to paying down debt. Thorough vetting of opportunities coupled with security avoidance remains critical as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns in the fixed income sleeve.

Thank you for your investment in Janus Henderson VIT Balanced Portfolio.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.16%	Altria Group Inc	-0.96%
	Mastercard Inc	1.14%	Synchrony Financial	-0.73%
	Adobe Inc	0.86%	LyondellBasell Industries NV	-0.67%
	CME Group Inc	0.81%	General Dynamics Corp	-0.53%
	Merck & Co Inc	0.76%	US Bancorp	-0.43%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.59%	25.89%	24.13%
	Industrials	1.37%	13.66%	9.82%
	Health Care	1.10%	10.96%	14.40%
	Financials	1.07%	13.33%	14.17%
	Consumer Staples	0.55%	10.76%	7.21%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.52%	13.87%	12.04%
	Real Estate	-0.48%	3.13%	2.75%
	Utilities	-0.29%	0.00%	2.89%
	Materials	-0.24%	2.78%	2.71%
	Other**	0.13%	1.11%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.2%
Mastercard Inc
Information Technology Services	2.5%
Alphabet Inc - Class C
Interactive Media & Services	2.1%
Boeing Co
Aerospace & Defense	2.0%
McDonald's Corp
Hotels, Restaurants & Leisure	1.9%
11.7%

Asset Allocation - (% of Net Assets)
Common Stocks	55.9%
United States Treasury Notes/Bonds	17.1%
Corporate Bonds	10.7%
Mortgage-Backed Securities	9.8%
Asset-Backed/Commercial Mortgage-Backed Securities	4.5%
Bank Loans and Mezzanine Loans	1.2%
Investment Companies	0.9%
Limited Partnership Interests	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	0.68%	6.37%	9.93%	9.56%	0.63%
Service Shares	0.43%	6.11%	9.66%	9.38%	0.88%
S&P 500 Index	-4.38%	8.49%	13.12%	9.04%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%	5.01%
Balanced Index	-2.12%	5.94%	8.88%	7.47%
Morningstar Quartile - Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	8/784	24/702	67/566	8/215

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

6	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$976.20	$3.14	$1,000.00	$1,022.03	$3.21	0.63%
Service Shares	$1,000.00	$975.30	$4.38	$1,000.00	$1,020.77	$4.48	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,953,000	$1,962,251
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	793,045	790,493
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	8,332,525	8,311,393
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	1,207,447	1,204,626
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.9468%, 5/28/30 (144A)‡	1,937,100	1,923,897
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	2,123,000	2,085,770
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.3051%, 9/15/34 (144A)‡	3,502,000	3,484,606
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.1771%, 3/15/37 (144A)‡	10,423,000	10,239,555
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	2,528,000	2,559,894
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.4890%, 4/20/31 (144A)‡	2,736,000	2,668,560
BHMS 2018-ATLS, ICE LIBOR USD 1 Month + 1.2500%, 3.7051%, 7/15/35 (144A)‡	2,881,000	2,866,755
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.2051%, 11/15/33 (144A)‡	5,702,491	5,666,844
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,113,262
Caesars Palace Las Vegas Trust 2017-VICI C, 4.1384%, 10/15/34 (144A)	1,621,000	1,628,740
Caesars Palace Las Vegas Trust 2017-VICI D, 4.3540%, 10/15/34 (144A)‡	1,690,000	1,691,703
Caesars Palace Las Vegas Trust 2017-VICI E, 4.3540%, 10/15/34 (144A)‡	2,298,000	2,245,103
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.6661%, 5/15/31 (144A)‡	2,080,603	2,037,356
Carlyle Global Market Strategies CLO 2016-1 Ltd,
ICE LIBOR USD 3 Month + 1.4500%, 3.9190%, 4/20/27 (144A)‡	1,918,000	1,889,499
Carlyle Global Market Strategies CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 3.9363%, 7/15/27 (144A)‡	1,431,000	1,409,398
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.4890%, 4/20/31 (144A)‡	2,275,000	2,224,563
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.5693%, 4/27/31 (144A)‡	1,630,784	1,593,948
CIFC Funding 2018-I Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.4446%, 4/18/31 (144A)‡	1,833,000	1,785,795
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.5090%, 4/20/31 (144A)‡	3,197,000	3,121,052
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	1,172,000	1,183,230
Credit Acceptance Auto Loan Trust 2018-2, 4.1600%, 9/15/27 (144A)	576,000	584,229
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	1,449,045	1,436,126
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	283,000	284,021
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	2,997,000	3,060,423
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	2,613,000	2,682,148
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	1,638,000	1,656,488
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.4063%, 4/15/31 (144A)‡	2,511,000	2,449,011
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.4563%, 4/15/31 (144A)‡	1,550,000	1,516,385
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.4146%, 4/18/31 (144A)‡	3,614,000	3,524,792
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	1,280,000	1,284,461
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 5.1063%, 5/25/24‡	1,329,002	1,392,296
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.5063%, 7/25/24‡	4,938,546	5,192,498
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.5063%, 5/25/25‡	787,005	842,893
Fannie Mae REMICS, 3.0000%, 5/25/48	3,897,037	3,832,196
Flatiron CLO 18 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.4174%, 4/17/31 (144A)‡	1,972,000	1,916,837
Freddie Mac Structured Agency Credit Risk Debt Notes,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
ICE LIBOR USD 1 Month + 4.5000%, 7.0063%, 2/25/24‡	$3,123,020	$3,501,518
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 6.1063%, 4/25/24‡	1,611,950	1,738,056
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	379,000	372,586
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	579,000	567,275
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	1,231,000	1,205,479
JP Morgan Mortgage Trust 2018-8, 4.0000%, 1/25/49 (144A)‡	888,466	879,545
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.5090%, 7/20/31 (144A)‡	1,336,158	1,307,399
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.4890%, 4/20/31 (144A)‡	2,248,000	2,199,475
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 3.3063%, 11/25/50 (144A)‡,§	3,920,000	3,908,087
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.5063%, 11/25/50 (144A)‡,§	772,000	770,008
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.4163%, 4/15/31 (144A)‡	1,931,000	1,902,081
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.4999%, 7/25/31 (144A)‡	2,642,130	2,579,892
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.3563%, 11/25/51 (144A)‡	6,593,000	6,591,075
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	1,358,526	1,384,489
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.4063%, 4/15/31 (144A)‡	1,914,000	1,862,546
Octagon Loan Funding Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 3.8200%, 11/18/31 (144A)‡	4,437,000	4,384,169
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	570,000	578,485
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	566,000	577,624
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	3,056,000	3,092,687
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	4,050,000	4,017,850
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	922,656	924,190
Sequoia Mortgage Trust 2018-7 A4, 4.0000%, 9/25/48 (144A)‡	1,150,100	1,161,827
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	3,418,707	3,444,291
Sequoia Mortgage Trust 2018-CH3, 4.0000%, 8/25/48 (144A)‡	1,567,657	1,580,272
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.5946%, 4/18/31 (144A)‡	2,594,000	2,559,959
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 4.9551%, 11/15/27 (144A)‡	746,000	715,297
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.6051%, 11/15/27 (144A)‡	206,294	155,418
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.1651%, 9/24/19 (144A)‡	5,910,000	5,910,000
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	81,104	80,685
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	1,092,135	1,091,020
Towd Point Mortgage Trust 2018-4, 3.0000%, 6/25/58 (144A)‡	2,030,915	1,973,622
Voya CLO 2015-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 3.9772%, 7/23/27 (144A)‡	478,000	469,966
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2926%, 4/19/31 (144A)‡	2,614,000	2,573,784
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3740%, 7/15/31 (144A)‡	3,068,224	2,988,116
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1412%, 5/15/46‡	368,007	370,185
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	709,763	692,001
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	198,000	196,594
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	4,385,810	4,362,376
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $173,671,891)		172,013,026

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – 1.2%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.5530%, 6/1/24‡	$5,065,671	$4,761,730
Capital Goods – 0.1%
HD Supply Inc, ICE LIBOR USD 3 Month + 1.7500%, 0%, 10/17/23(a),‡	2,033,000	1,946,598
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 5.2724%, 2/5/23‡	1,729,351	1,642,883
		3,589,481
Communications – 0.1%
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 1/17/24(a),‡	225,378	212,869
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 1/17/24(a),‡	1,408,892	1,330,698
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.5224%, 1/19/21‡	203,378	197,659
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.7724%, 1/19/24‡	1,723,066	1,646,149
		3,387,375
Consumer Cyclical – 0.3%
Golden Nugget LLC, ICE LIBOR USD 3 Month + 2.7500%, 5.2365%, 10/4/23‡	1,806,342	1,741,134
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 4.2563%, 10/25/23‡	4,285,813	4,125,095
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 4.2196%, 4/3/25‡	5,691,278	5,545,467
		11,411,696
Consumer Non-Cyclical – 0.3%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.2724%, 3/28/24‡	1,222,459	1,182,350
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 6.3125%, 7/2/25‡	5,911,006	5,718,899
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.8030%, 3/7/24‡	417,794	404,529
Moffett Towers Phase II,
ICE LIBOR USD 3 Month + 2.8000%, 5.2560%, 6/15/21‡,§	5,908,097	5,873,005
Valeant Pharmaceuticals International,
ICE LIBOR USD 3 Month + 3.0000%, 5.3789%, 6/2/25‡	152,075	144,937
		13,323,720
Electric – 0.3%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.2724%, 6/30/23‡	3,735,724	3,590,747
Vistra Operations Co LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.5224%, 8/4/23‡	6,749,689	6,492,796
		10,083,543
Technology – 0%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.5224%, 12/29/22‡	491,366	464,341
Total Bank Loans and Mezzanine Loans (cost $48,782,036)		47,021,886
Corporate Bonds – 10.7%
Banking – 1.1%
Bank of America Corp, 2.5030%, 10/21/22	9,737,000	9,374,561
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.8610%, 5/1/20‡	9,922,000	9,887,686
Citizens Financial Group Inc, 3.7500%, 7/1/24	860,000	837,261
Citizens Financial Group Inc, 4.3500%, 8/1/25	613,000	602,162
Citizens Financial Group Inc, 4.3000%, 12/3/25	3,323,000	3,280,970
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	1,594,205
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,650,000	4,077,305
JPMorgan Chase & Co, 2.2950%, 8/15/21	3,646,000	3,557,045
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.8480%, 4/26/21‡	3,545,000	3,512,122
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3500%, 3.0860%, 4/26/21‡	3,060,000	3,047,207
Morgan Stanley, 3.9500%, 4/23/27	2,009,000	1,895,105
SVB Financial Group, 5.3750%, 9/15/20	2,640,000	2,722,790
		44,388,419
Basic Industry – 1.0%
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	580,000	571,596
CF Industries Inc, 4.5000%, 12/1/26 (144A)	1,481,000	1,448,148
CF Industries Inc, 5.3750%, 3/15/44	1,557,000	1,261,170
Freeport-McMoRan Inc, 3.1000%, 3/15/20	869,000	849,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Freeport-McMoRan Inc, 3.5500%, 3/1/22	$10,572,000	$10,003,755
Freeport-McMoRan Inc, 3.8750%, 3/15/23	4,437,000	4,104,225
Freeport-McMoRan Inc, 4.5500%, 11/14/24	3,514,000	3,241,665
Freeport-McMoRan Inc, 5.4500%, 3/15/43	3,441,000	2,619,461
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	4,380,000	4,340,233
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	2,291,000	2,286,607
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,265,347
Steel Dynamics Inc, 4.1250%, 9/15/25	2,303,000	2,115,881
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,256,000	2,416,740
		37,524,276
Brokerage – 0.5%
Cboe Global Markets Inc, 3.6500%, 1/12/27	2,983,000	2,904,833
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.9658%, 5/21/21‡	2,083,000	2,074,297
Charles Schwab Corp, 3.2500%, 5/21/21	1,096,000	1,101,308
E*TRADE Financial Corp, 2.9500%, 8/24/22	2,980,000	2,890,910
E*TRADE Financial Corp, 3.8000%, 8/24/27	3,547,000	3,350,603
E*TRADE Financial Corp, 4.5000%, 6/20/28	1,361,000	1,341,970
Raymond James Financial Inc, 5.6250%, 4/1/24	1,553,000	1,679,284
Raymond James Financial Inc, 3.6250%, 9/15/26	1,535,000	1,447,299
Raymond James Financial Inc, 4.9500%, 7/15/46	2,715,000	2,611,835
		19,402,339
Capital Goods – 0.5%
Arconic Inc, 5.4000%, 4/15/21	1,566,000	1,581,249
Ball Corp, 4.3750%, 12/15/20	2,079,000	2,086,796
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	5,403,000	5,489,178
Masonite International Corp, 5.6250%, 3/15/23 (144A)	809,000	784,730
Northrop Grumman Corp, 2.5500%, 10/15/22	3,415,000	3,307,608
Owens Corning, 4.2000%, 12/1/24	1,058,000	1,049,505
United Technologies Corp, 3.9500%, 8/16/25	1,666,000	1,653,844
Vulcan Materials Co, 4.5000%, 4/1/25	242,000	240,498
Wabtec Corp, 4.1500%, 3/15/24	997,000	963,381
Wabtec Corp, 4.7000%, 9/15/28	1,960,000	1,839,299
		18,996,088
Communications – 1.5%
AT&T Inc, 5.2500%, 3/1/37	865,000	850,329
AT&T Inc, 4.7500%, 5/15/46	2,777,000	2,471,589
AT&T Inc, 5.1500%, 11/15/46	2,001,000	1,861,843
AT&T Inc, 4.5000%, 3/9/48	2,575,000	2,220,106
BellSouth LLC, 4.3330%, 4/26/19 (144A)	6,806,000	6,827,371
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	2,235,000	2,236,397
Comcast Corp, 3.1500%, 3/1/26	1,836,000	1,757,581
Comcast Corp, 4.1500%, 10/15/28	1,612,000	1,637,881
Comcast Corp, 4.2500%, 10/15/30	2,459,000	2,488,570
Comcast Corp, 4.6000%, 10/15/38	2,000,000	2,021,835
Comcast Corp, 4.9500%, 10/15/58	2,059,000	2,096,515
Crown Castle International Corp, 5.2500%, 1/15/23	1,967,000	2,042,469
Crown Castle International Corp, 3.2000%, 9/1/24	1,991,000	1,884,377
T-Mobile USA Inc, 6.3750%, 3/1/25	4,820,000	4,880,057
UBM PLC, 5.7500%, 11/3/20 (144A)	3,003,000	3,074,871
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	2,953,000	2,967,470
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH,
5.0000%, 1/15/25 (144A)	3,147,000	3,074,619
Verizon Communications Inc, 2.6250%, 8/15/26	4,331,000	3,928,703
Verizon Communications Inc, 4.3290%, 9/21/28	4,453,000	4,474,058
Viacom Inc, 5.8500%, 9/1/43	3,769,000	3,688,013
Warner Media LLC, 3.6000%, 7/15/25	1,905,000	1,805,076
		58,289,730
Consumer Cyclical – 0.7%
DR Horton Inc, 3.7500%, 3/1/19	2,043,000	2,042,832

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	$808,000	$808,970
Ford Motor Co, 4.3460%, 12/8/26	2,361,000	2,107,530
Ford Motor Credit Co LLC, 4.6870%, 6/9/25	2,382,000	2,210,096
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	515,000	464,489
Ford Motor Credit Co LLC, 3.8150%, 11/2/27	1,681,000	1,419,078
General Motors Co, 5.0000%, 10/1/28	2,955,000	2,801,575
General Motors Financial Co Inc, 4.3500%, 1/17/27	1,380,000	1,270,861
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp,
4.6250%, 4/1/25	325,000	307,938
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	2,588,000	2,545,945
MDC Holdings Inc, 5.5000%, 1/15/24	2,249,000	2,159,040
MGM Resorts International, 6.7500%, 10/1/20	3,750,000	3,853,125
MGM Resorts International, 6.6250%, 12/15/21	1,515,000	1,552,875
MGM Resorts International, 7.7500%, 3/15/22	544,000	578,680
MGM Resorts International, 6.0000%, 3/15/23	272,000	273,360
Toll Brothers Finance Corp, 5.8750%, 2/15/22	763,000	766,815
Toll Brothers Finance Corp, 4.3750%, 4/15/23	428,000	401,250
Wyndham Destinations Inc, 5.4000%, 4/1/24	1,355,000	1,290,638
Wyndham Destinations Inc, 6.3500%, 10/1/25	396,000	384,120
		27,239,217
Consumer Non-Cyclical – 1.2%
Becton Dickinson and Co, 2.8940%, 6/6/22	1,499,000	1,451,741
Campbell Soup Co, 3.9500%, 3/15/25	1,915,000	1,835,445
Campbell Soup Co, 4.1500%, 3/15/28	2,853,000	2,657,674
Campbell Soup Co, 4.8000%, 3/15/48	6,665,000	5,652,268
CVS Health Corp, 4.7500%, 12/1/22	1,192,000	1,229,806
CVS Health Corp, 4.1000%, 3/25/25	4,076,000	4,040,228
CVS Health Corp, 4.3000%, 3/25/28	2,045,000	2,002,439
CVS Health Corp, 5.0500%, 3/25/48	1,998,000	1,945,857
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	565,000	568,492
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	1,436,000	1,434,695
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	1,339,000	1,363,333
HCA Inc, 4.7500%, 5/1/23	3,958,000	3,898,630
HCA Inc, 5.6250%, 9/1/28	2,763,000	2,666,295
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,475,000	1,489,750
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	1,907,000	1,916,535
Sysco Corp, 2.5000%, 7/15/21	629,000	616,257
Tenet Healthcare Corp, 6.0000%, 10/1/20	2,508,000	2,539,350
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	909,000	861,205
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	309,000	273,252
Teva Pharmaceutical Finance IV BV, 3.6500%, 11/10/21	883,000	836,572
Teva Pharmaceutical Finance IV LLC, 2.2500%, 3/18/20	3,815,000	3,712,062
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	1,794,000	1,544,978
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	2,670,000	2,571,608
		47,108,472
Electric – 0.3%
Duke Energy Corp, 1.8000%, 9/1/21	930,000	890,116
Duke Energy Corp, 2.4000%, 8/15/22	1,306,000	1,254,650
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	437,000	404,225
NRG Energy Inc, 7.2500%, 5/15/26	3,525,000	3,670,406
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,553,000	2,636,054
Southern Co, 2.9500%, 7/1/23	1,972,000	1,905,192
		10,760,643
Energy – 1.6%
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	2,497,000	2,357,293
Cheniere Energy Partners LP, 5.6250%, 10/1/26 (144A)	3,872,000	3,620,320
Continental Resources Inc/OK, 5.0000%, 9/15/22	4,439,000	4,407,283
Continental Resources Inc/OK, 4.5000%, 4/15/23	3,628,000	3,570,388
Enbridge Energy Partners LP, 5.8750%, 10/15/25	859,000	931,068

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Energy Transfer LP, 4.2500%, 3/15/23	$1,660,000	$1,597,750
Energy Transfer LP, 5.8750%, 1/15/24	1,589,000	1,622,178
Energy Transfer LP, 5.5000%, 6/1/27	1,185,000	1,155,375
Energy Transfer Operating LP, 4.9500%, 6/15/28	1,104,000	1,082,339
Energy Transfer Operating LP, 6.1250%, 12/15/45	1,005,000	983,985
Energy Transfer Operating LP, 6.0000%, 6/15/48	4,378,000	4,268,467
EnLink Midstream Partners LP, 4.1500%, 6/1/25	3,556,000	3,207,242
EnLink Midstream Partners LP, 4.8500%, 7/15/26	4,488,000	4,049,071
EQM Midstream Partners LP, 4.7500%, 7/15/23	302,000	300,585
EQM Midstream Partners LP, 4.0000%, 8/1/24	1,027,000	982,547
EQT Midstream Partners LP, 5.5000%, 7/15/28	4,405,000	4,316,724
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,292,000	1,328,383
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	133,000	139,311
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	300,000	294,524
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	842,000	834,904
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	562,000	537,889
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	565,000	574,839
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	3,174,000	3,110,520
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	972,000	916,110
NuStar Logistics LP, 5.6250%, 4/28/27	1,764,000	1,644,930
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	4,020,000	3,955,216
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	1,194,000	1,150,654
Range Resources Corp, 5.7500%, 6/1/21	1,653,000	1,599,278
Range Resources Corp, 5.8750%, 7/1/22	2,727,000	2,522,475
Range Resources Corp, 5.0000%, 3/15/23	3,701,000	3,256,880
		60,318,528
Financial Institutions – 0.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,938,000	2,967,642
Kennedy-Wilson Inc, 5.8750%, 4/1/24	3,499,000	3,271,565
		6,239,207
Insurance – 0.5%
Aetna Inc, 2.8000%, 6/15/23	1,262,000	1,200,098
Centene Corp, 4.7500%, 5/15/22	180,000	177,750
Centene Corp, 6.1250%, 2/15/24	2,096,000	2,145,780
Centene Corp, 4.7500%, 1/15/25	2,030,000	1,938,650
Centene Corp, 5.3750%, 6/1/26 (144A)	5,442,000	5,292,345
Cigna Corp, 3.4000%, 9/17/21 (144A)	600,000	598,610
Cigna Corp, 3.7500%, 7/15/23 (144A)	2,442,000	2,433,717
Cigna Corp, 4.3750%, 10/15/28 (144A)	1,101,000	1,107,815
WellCare Health Plans Inc, 5.2500%, 4/1/25	1,680,000	1,617,000
WellCare Health Plans Inc, 5.3750%, 8/15/26 (144A)	2,544,000	2,454,960
		18,966,725
Natural Gas – 0.1%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.9363%, 1/15/21‡	2,469,000	2,427,535
Owned No Guarantee – 0.1%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	1,306,000	1,296,358
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	1,247,000	1,229,917
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	266,000	256,336
Syngenta Finance NV, 4.8920%, 4/24/25 (144A)	555,000	524,998
		3,307,609
Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	1,345,000	1,334,342
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	3,664,000	3,771,746
Reckson Operating Partnership LP, 7.7500%, 3/15/20	3,885,000	4,064,757
Senior Housing Properties Trust, 6.7500%, 4/15/20	825,000	837,331
Senior Housing Properties Trust, 6.7500%, 12/15/21	916,000	959,789
		10,967,965
Technology – 1.2%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	2,824,000	2,550,470

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Dell International LLC / EMC Corp, 5.8750%, 6/15/21 (144A)	$7,363,000	$7,354,787
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	7,346,000	7,382,555
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,361,000	1,356,977
Marvell Technology Group Ltd, 4.8750%, 6/22/28	1,541,000	1,502,278
Total System Services Inc, 3.8000%, 4/1/21	1,546,000	1,545,638
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,215,294
Trimble Inc, 4.7500%, 12/1/24	5,123,000	5,164,970
Trimble Inc, 4.9000%, 6/15/28	7,351,000	7,242,208
Verisk Analytics Inc, 4.8750%, 1/15/19	1,718,000	1,718,598
Verisk Analytics Inc, 5.8000%, 5/1/21	2,947,000	3,097,932
Verisk Analytics Inc, 4.1250%, 9/12/22	1,671,000	1,692,637
Verisk Analytics Inc, 5.5000%, 6/15/45	1,948,000	1,974,267
		45,798,611
Total Corporate Bonds (cost $423,488,418)		411,735,364
Mortgage-Backed Securities – 9.8%
Fannie Mae Pool:
6.0000%, 2/1/37	104,322	115,288
4.5000%, 11/1/38	2,155,226	2,251,550
3.5000%, 10/1/42	1,317,534	1,327,355
4.5000%, 11/1/42	428,128	448,626
3.5000%, 12/1/42	3,099,014	3,118,339
3.0000%, 2/1/43	106,065	104,287
3.5000%, 2/1/43	3,046,103	3,065,055
3.5000%, 2/1/43	756,332	761,043
3.5000%, 4/1/43	6,816,126	6,858,559
3.0000%, 5/1/43	393,015	386,427
3.5000%, 11/1/43	4,234,523	4,260,919
3.5000%, 4/1/44	1,526,072	1,537,983
5.0000%, 7/1/44	98,405	105,343
4.5000%, 10/1/44	998,007	1,049,639
3.5000%, 2/1/45	3,112,996	3,132,423
3.5000%, 2/1/45	1,163,486	1,170,770
4.5000%, 3/1/45	1,630,878	1,715,235
4.5000%, 6/1/45	983,092	1,028,069
3.0000%, 10/1/45	827,995	808,286
3.0000%, 10/1/45	520,742	508,347
3.5000%, 12/1/45	975,563	982,578
3.0000%, 1/1/46	221,740	216,595
4.5000%, 2/1/46	2,546,051	2,667,299
3.0000%, 3/1/46	7,093,026	6,925,508
3.0000%, 3/1/46	4,809,217	4,695,636
3.5000%, 5/1/46	662,570	664,701
3.5000%, 7/1/46	3,239,651	3,250,069
3.5000%, 7/1/46	1,800,808	1,808,179
3.5000%, 8/1/46	10,196,774	10,228,511
3.5000%, 8/1/46	1,061,701	1,064,896
4.0000%, 10/1/46	112,397	115,065
3.0000%, 11/1/46	1,644,729	1,605,886
3.0000%, 11/1/46	503,014	491,851
3.0000%, 11/1/46	484,762	473,998
3.5000%, 12/1/46	332,596	333,546
4.5000%, 12/1/46	1,030,019	1,073,425
3.0000%, 2/1/47	4,476,878	4,406,732
3.0000%, 3/1/47	3,408,762	3,332,632
4.0000%, 5/1/47	683,523	697,553
4.5000%, 5/1/47	345,918	362,831
4.5000%, 5/1/47	284,847	297,902
4.5000%, 5/1/47	282,567	295,517
4.5000%, 5/1/47	208,219	218,553

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 5/1/47	$198,648	$207,753
4.5000%, 5/1/47	167,794	175,951
4.5000%, 5/1/47	97,897	102,383
4.5000%, 5/1/47	70,879	74,279
4.5000%, 5/1/47	64,467	67,554
4.0000%, 6/1/47	354,849	362,772
4.0000%, 6/1/47	180,113	183,819
4.0000%, 6/1/47	173,184	177,051
4.0000%, 6/1/47	81,700	83,377
4.5000%, 6/1/47	1,253,713	1,311,174
4.5000%, 6/1/47	123,433	129,354
4.0000%, 7/1/47	311,942	318,907
4.0000%, 7/1/47	285,173	291,540
4.0000%, 7/1/47	124,624	127,406
4.0000%, 7/1/47	87,492	89,446
4.5000%, 7/1/47	899,634	940,866
4.5000%, 7/1/47	804,432	841,301
4.5000%, 7/1/47	781,112	816,912
3.5000%, 8/1/47	1,549,080	1,551,584
3.5000%, 8/1/47	940,544	941,676
3.5000%, 8/1/47	535,275	538,529
4.0000%, 8/1/47	1,770,486	1,805,901
4.0000%, 8/1/47	534,597	546,534
4.0000%, 8/1/47	330,719	338,104
4.0000%, 8/1/47	145,460	148,359
4.5000%, 8/1/47	1,058,275	1,106,778
4.5000%, 8/1/47	214,005	223,814
4.0000%, 9/1/47	4,060,713	4,174,359
4.0000%, 9/1/47	159,353	162,911
4.5000%, 9/1/47	1,063,563	1,112,311
4.5000%, 9/1/47	726,305	759,595
4.5000%, 9/1/47	246,092	257,372
3.5000%, 10/1/47	4,087,362	4,088,903
4.0000%, 10/1/47	820,510	838,831
4.0000%, 10/1/47	688,546	703,921
4.0000%, 10/1/47	634,215	648,376
4.0000%, 10/1/47	438,426	448,216
4.0000%, 10/1/47	375,650	384,038
4.5000%, 10/1/47	171,726	179,597
4.5000%, 10/1/47	79,223	82,854
4.0000%, 11/1/47	1,867,711	1,907,878
4.0000%, 11/1/47	1,137,582	1,160,251
4.0000%, 11/1/47	934,989	955,867
4.0000%, 11/1/47	366,881	375,074
4.5000%, 11/1/47	836,226	874,555
3.5000%, 12/1/47	4,202,426	4,204,907
3.5000%, 12/1/47	1,615,260	1,620,515
3.5000%, 12/1/47	1,121,822	1,123,827
3.5000%, 12/1/47	283,273	285,136
3.5000%, 12/1/47	147,847	148,819
4.0000%, 12/1/47	2,227,235	2,271,617
3.5000%, 1/1/48	1,634,406	1,638,748
3.5000%, 1/1/48	1,204,781	1,209,420
4.0000%, 1/1/48	5,764,591	5,895,958
4.0000%, 1/1/48	4,272,589	4,357,689
4.0000%, 1/1/48	4,072,350	4,167,589
4.0000%, 1/1/48	491,872	504,257
3.5000%, 3/1/48	733,401	736,225
3.5000%, 3/1/48	242,727	244,324

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 3/1/48	$1,709,778	$1,749,816
4.0000%, 3/1/48	433,302	444,207
4.5000%, 3/1/48	1,433,498	1,503,834
3.5000%, 4/1/48	2,556,792	2,568,413
4.0000%, 4/1/48	925,294	948,733
4.5000%, 4/1/48	1,103,362	1,158,691
4.0000%, 5/1/48	4,502,017	4,591,691
4.0000%, 5/1/48	4,232,637	4,316,993
4.5000%, 5/1/48	875,342	915,802
4.5000%, 5/1/48	762,655	798,905
4.0000%, 6/1/48	7,386,992	7,534,137
4.0000%, 6/1/48	1,778,468	1,813,896
4.5000%, 6/1/48	849,240	886,333
4.0000%, 8/1/48	2,701,129	2,754,936
4.0000%, 9/1/48	3,051,225	3,112,007
3.5000%, 11/1/48	4,144,990	4,160,694
3.5000%, 8/1/56	5,407,189	5,393,311
3.0000%, 2/1/57	3,842,381	3,713,579
3.5000%, 2/1/57	6,540,496	6,523,709
		195,879,757
Freddie Mac Gold Pool:
4.5000%, 5/1/38	3,361,334	3,506,190
4.5000%, 7/1/38	2,529,138	2,640,748
4.5000%, 9/1/38	1,666,296	1,739,830
4.5000%, 10/1/38	1,416,310	1,478,815
6.0000%, 4/1/40	1,833,414	2,035,367
3.5000%, 2/1/43	1,153,201	1,159,889
3.5000%, 2/1/44	1,193,098	1,200,016
4.5000%, 5/1/44	47,882	50,189
3.5000%, 12/1/44	8,456,836	8,519,285
3.0000%, 1/1/45	1,128,333	1,105,971
4.0000%, 5/1/46	812,963	832,706
3.5000%, 7/1/46	3,436,335	3,455,801
3.5000%, 7/1/46	1,049,658	1,051,322
3.0000%, 10/1/46	4,115,506	4,016,871
3.5000%, 10/1/46	6,535,386	6,555,204
3.0000%, 12/1/46	4,895,030	4,777,656
3.5000%, 2/1/47	4,177,540	4,189,783
4.0000%, 3/1/47	301,182	307,823
3.5000%, 9/1/47	5,918,682	5,923,800
3.5000%, 9/1/47	3,381,308	3,383,578
3.5000%, 9/1/47	3,249,136	3,255,470
3.5000%, 9/1/47	1,010,852	1,011,922
3.5000%, 10/1/47	2,966,851	2,967,693
3.5000%, 11/1/47	1,351,235	1,352,774
3.5000%, 12/1/47	4,551,467	4,565,276
3.5000%, 12/1/47	987,936	991,301
3.5000%, 2/1/48	1,541,452	1,543,169
3.5000%, 2/1/48	1,522,401	1,525,777
3.5000%, 3/1/48	1,000,617	1,000,650
4.0000%, 3/1/48	1,107,526	1,133,165
4.0000%, 4/1/48	6,198,437	6,320,311
4.0000%, 4/1/48	1,129,150	1,154,610
4.0000%, 5/1/48	4,774,757	4,869,333
4.0000%, 5/1/48	2,985,094	3,043,944
4.0000%, 6/1/48	6,750,782	6,884,155
4.0000%, 6/1/48	1,288,632	1,314,058
4.0000%, 8/1/48	17,137,792	17,475,510
4.0000%, 8/1/48	5,838,465	5,984,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.5000%, 8/1/48	$1,411,521	$1,462,140
5.0000%, 9/1/48	363,767	381,156
4.5000%, 12/1/48	1,884,000	1,966,676
		128,134,749
Ginnie Mae I Pool:
4.0000%, 1/15/45	3,669,504	3,784,108
4.5000%, 8/15/46	4,347,215	4,552,334
4.0000%, 7/15/47	2,416,737	2,479,358
4.0000%, 8/15/47	513,431	526,709
4.0000%, 11/15/47	1,029,505	1,057,325
4.0000%, 12/15/47	1,306,534	1,341,886
		13,741,720
Ginnie Mae II Pool:
4.5000%, 10/20/41	1,018,721	1,054,952
4.0000%, 8/20/47	388,091	400,002
4.0000%, 8/20/47	192,849	198,785
4.0000%, 8/20/47	86,775	89,088
4.5000%, 5/20/48	2,438,783	2,552,600
4.5000%, 5/20/48	582,987	610,194
5.0000%, 7/20/48	10,741,701	11,184,772
5.0000%, 9/20/48	4,904,303	5,115,793
4.5000%, 12/20/48	3,059,000	3,171,968
5.0000%, 12/20/48	13,268,511	13,848,304
		38,226,458
Total Mortgage-Backed Securities (cost $377,832,948)		375,982,684
United States Treasury Notes/Bonds – 17.1%
2.6250%, 8/31/20	177,300	177,514
2.7500%, 9/30/20	74,398,000	74,666,490
2.8750%, 10/31/20	71,317,000	71,750,990
2.8750%, 10/15/21	1,264,000	1,277,220
2.7500%, 5/31/23	9,686,000	9,791,595
2.8750%, 9/30/23	40,782,000	41,443,149
2.8750%, 10/31/23	48,994,000	49,806,858
2.8750%, 11/30/23	30,189,000	30,713,103
2.8750%, 11/30/25	27,000	27,497
2.2500%, 11/15/27	13,825,000	13,364,850
2.7500%, 2/15/28	3,223,000	3,242,028
2.8750%, 5/15/28	2,193,000	2,228,268
2.8750%, 8/15/28	44,726,500	45,449,969
3.1250%, 11/15/28	123,346,000	128,029,984
2.2500%, 8/15/46	8,075,000	6,914,394
2.7500%, 8/15/47	823,000	780,840
2.7500%, 11/15/47	44,766,000	42,433,846
3.0000%, 2/15/48	19,399,000	19,328,920
3.1250%, 5/15/48	11,331,000	11,566,020
3.0000%, 8/15/48	42,195,000	42,068,154
3.3750%, 11/15/48	59,784,000	64,038,734
Total United States Treasury Notes/Bonds (cost $644,188,529)		659,100,423
Common Stocks – 55.9%
Aerospace & Defense – 3.4%
Boeing Co	240,850	77,674,125
General Dynamics Corp	329,955	51,872,226
		129,546,351
Air Freight & Logistics – 0.5%
United Parcel Service Inc	194,156	18,936,035
Airlines – 0.5%
Delta Air Lines Inc	369,221	18,424,128

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Automobiles – 0.8%
General Motors Co	882,278	$29,512,199
Banks – 2.3%
Bank of America Corp	913,402	22,506,225
US Bancorp	1,474,432	67,381,542
		89,887,767
Biotechnology – 0.9%
AbbVie Inc	376,464	34,706,216
Capital Markets – 3.0%
Blackstone Group LP	686,489	20,464,237
CME Group Inc	230,117	43,289,610
Morgan Stanley	389,547	15,445,539
TD Ameritrade Holding Corp	700,339	34,288,597
		113,487,983
Chemicals – 1.4%
LyondellBasell Industries NV	626,156	52,071,133
Consumer Finance – 1.2%
American Express Co	214,943	20,488,367
Synchrony Financial	1,146,879	26,905,781
		47,394,148
Electronic Equipment, Instruments & Components – 0.5%
Corning Inc	646,371	19,526,868
Entertainment – 0.3%
Activision Blizzard Inc	160,794	7,488,177
Madison Square Garden Co*	19,833	5,309,294
		12,797,471
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	182,241	19,796,840
MGM Growth Properties LLC	359,429	9,492,520
Outfront Media Inc	500,903	9,076,362
		38,365,722
Food & Staples Retailing – 3.2%
Costco Wholesale Corp	288,070	58,682,740
Kroger Co	965,080	26,539,700
Sysco Corp	598,992	37,532,839
		122,755,279
Food Products – 0.5%
Hershey Co	188,032	20,153,270
Health Care Equipment & Supplies – 1.9%
Abbott Laboratories	563,984	40,792,963
Medtronic PLC	355,442	32,331,004
		73,123,967
Health Care Providers & Services – 0.8%
UnitedHealth Group Inc	127,550	31,775,256
Hotels, Restaurants & Leisure – 3.0%
Hilton Worldwide Holdings Inc	297,403	21,353,535
McDonald's Corp	410,286	72,854,485
Norwegian Cruise Line Holdings Ltd*	237,310	10,059,571
Six Flags Entertainment Corp	217,471	12,097,912
		116,365,503
Household Products – 0.4%
Clorox Co	97,355	15,006,300
Industrial Conglomerates – 0.5%
Honeywell International Inc	131,263	17,342,468
Information Technology Services – 3.5%
Accenture PLC	291,981	41,172,241
Mastercard Inc	501,354	94,580,432
		135,752,673

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 0.6%
Progressive Corp	351,376	$21,198,514
Interactive Media & Services – 2.1%
Alphabet Inc - Class C*	79,466	82,295,784
Leisure Products – 0.4%
Hasbro Inc	208,189	16,915,356
Machinery – 1.3%
Deere & Co	148,721	22,184,712
Parker-Hannifin Corp	75,435	11,250,376
Stanley Black & Decker Inc	124,829	14,947,024
		48,382,112
Media – 1.2%
Comcast Corp	1,401,564	47,723,254
Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp	522,493	22,906,093
Suncor Energy Inc	617,497	17,271,391
Suncor Energy Incž	508,216	14,196,539
		54,374,023
Personal Products – 0.7%
Estee Lauder Cos Inc	200,292	26,057,989
Pharmaceuticals – 3.7%
Allergan PLC	156,390	20,903,087
Bristol-Myers Squibb Co	281,571	14,636,061
Eli Lilly & Co	389,139	45,031,165
Merck & Co Inc	804,007	61,434,175
		142,004,488
Real Estate Management & Development – 0.5%
CBRE Group Inc*	501,887	20,095,555
Road & Rail – 1.3%
CSX Corp	797,374	49,540,847
Semiconductor & Semiconductor Equipment – 2.7%
Intel Corp	1,000,718	46,963,696
Lam Research Corp	164,543	22,405,820
NVIDIA Corp	45,196	6,033,666
Texas Instruments Inc	298,229	28,182,641
		103,585,823
Software – 4.7%
Adobe Inc*	206,359	46,686,660
Microsoft Corp	1,222,851	124,204,976
salesforce.com Inc*	83,672	11,460,554
		182,352,190
Specialty Retail – 1.5%
Home Depot Inc	342,495	58,847,491
Technology Hardware, Storage & Peripherals – 1.6%
Apple Inc	383,864	60,550,707
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	519,971	38,550,650
Tobacco – 1.6%
Altria Group Inc	1,242,053	61,344,998
Total Common Stocks (cost $1,689,964,072)		2,150,750,518
Limited Partnership Interests – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III LP*,¢,§ (cost $8,109)	639,963	7,104

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£ (cost $36,969,146)	36,969,146	$36,969,146
Total Investments (total cost $3,394,905,149) – 100.1%		3,853,580,151
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(5,088,230)
Net Assets – 100%		$3,848,491,921

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,742,566,135	97.1%
Cayman Islands	50,888,480	1.3
Canada	33,884,670	0.9
Israel	9,799,677	0.2
United Kingdom	6,519,895	0.2
Germany	6,042,089	0.2
Switzerland	3,307,609	0.1
South Africa	571,596	0.0

Total	$3,853,580,151	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

Dividend Income	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation		Value at 12/31/18
Investment Companies – 0.9%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$23,120	$-	$-
Equity Funds - N/A
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$-	$(2,092)	$-	$-
Janus Henderson Asia Equity Fund - Class N Shares	-	13,082	-	-
Janus Henderson Contrarian Fund - Class N Shares	-	4,070	-	-
Janus Henderson Emerging Markets Fund - Class N Shares	-	21,790	-	-
Janus Henderson Enterprise Fund - Class N Shares	-	4,083	-	-
Janus Henderson Forty Fund - Class N Shares	-	11,315	-	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	22,950	-	-
Janus Henderson Global Select Fund - Class N Shares	-	46,390	-	-
Janus Henderson International Managed Volatility Fund - Class N Shares	-	45,704	-	-
Janus Henderson International Value Fund - Class N Shares	-	33,195	-	-
Janus Henderson Large Cap Value Fund - Class N Shares	-	(927)	-	-
Janus Henderson Mid Cap Value Fund - Class N Shares	-	(13,805)	-	-
Janus Henderson Overseas Fund - Class N Shares	-	-	-	-
Janus Henderson Small Cap Value Fund - Class N Shares	-	8,267	-	-
Janus Henderson Triton Fund - Class N Shares	-	51,891	-	-
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	53,754	-	-
Janus Henderson VIT Global Research Portfolio - Institutional Shares	-	36,496	-	-
Total Equity Funds	$-	$336,163	$-	$-
Fixed Income Funds - N/A
Janus Henderson Global Bond Fund - Class N Shares	103	21,215	-	-
Janus Henderson Short-Term Bond Fund - Class N Shares	21	(7,566)	-	-
Total Fixed Income Funds	$124	$13,649	$-	$-
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	$1,605,155	$-	$-	$36,969,146

Total Affiliated Investments - 0.9%	$1,605,279	$372,932	$-	$36,969,146

(1) For securities that were affiliated for a portion of the year ended December 31, 2018, this column reflects amounts for the entire year ended December 31, 2018 and not just the period in which the security was affiliated

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2018

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies – 0.9%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	-	89,835	(89,835)	-
Equity Funds - N/A
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	-	41,832	(41,832)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	7,551	(7,551)	-
Janus Henderson Contrarian Fund - Class N Shares	-	8,892	(8,892)	-
Janus Henderson Emerging Markets Fund - Class N Shares	-	24,660	(24,660)	-
Janus Henderson Enterprise Fund - Class N Shares	-	1,975	(1,975)	-
Janus Henderson Forty Fund - Class N Shares	-	3,294	(3,294)	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	20,406	(20,406)	-
Janus Henderson Global Select Fund - Class N Shares	-	17,719	(17,719)	-
Janus Henderson International Managed Volatility Fund - Class N Shares	-	38,859	(38,859)	-
Janus Henderson International Value Fund - Class N Shares	-	33,315	(33,315)	-
Janus Henderson Large Cap Value Fund - Class N Shares	-	25,173	(25,173)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	-	8,229	(8,229)	-
Janus Henderson Overseas Fund - Class N Shares	-	20,521	(20,521)	-
Janus Henderson Small Cap Value Fund - Class N Shares	-	9,868	(9,868)	-
Janus Henderson Triton Fund - Class N Shares	-	7,282	(7,282)	-
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	26,798	(26,798)	-
Janus Henderson VIT Global Research Portfolio - Institutional Shares	-	5,584	(5,584)	-
Fixed Income Funds - N/A
Janus Henderson Global Bond Fund - Class N Shares	-	221,693	(221,693)	-
Janus Henderson Short-Term Bond Fund - Class N Shares	-	123,531	(123,531)	-
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	99,929,079	1,476,900,067	(1,539,860,000)	36,969,146

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2018 is $227,856,633, which represents 5.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2018)
Value as a

24	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III LP	1/30/13	$8,109	$7,104	0.0%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 3.3063%, 11/25/50	11/29/17 - 3/23/18	3,920,513	3,908,087	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.5063%, 11/25/50	11/29/17	772,000	770,008	0.0
Moffett Towers Phase II, ICE LIBOR USD 3 Month + 2.8000%, 5.2560%, 6/15/21	6/25/18 - 12/4/18	5,889,276	5,873,005	0.2
Total		$10,589,898	$10,558,204	0.3%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$172,013,026	$-
Bank Loans and Mezzanine Loans	-	47,021,886	-
Corporate Bonds	-	411,735,364	-
Mortgage-Backed Securities	-	375,982,684	-
United States Treasury Notes/Bonds	-	659,100,423	-
Common Stocks	2,150,750,518	-	-
Limited Partnership Interests	-	-	7,104
Investment Companies	-	36,969,146	-
Total Assets	$2,150,750,518	$1,702,822,529	$7,104

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)	$3,816,611,005
Affiliated investments, at value(2)	36,969,146
Cash	774,588
Non-interested Trustees' deferred compensation	93,226
Receivables:
Investments sold	15,583,580
Interest	10,895,975
Dividends	3,215,972
Portfolio shares sold	2,051,738
Dividends from affiliates	56,941
Other assets	27,566
Total Assets	3,886,279,737
Liabilities:
Payables:	—
Investments purchased	33,440,863
Advisory fees	1,874,132
Portfolio shares repurchased	1,169,740
12b-1 Distribution and shareholder servicing fees	762,223
Transfer agent fees and expenses	176,694
Non-interested Trustees' deferred compensation fees	93,226
Professional fees	36,661
Non-interested Trustees' fees and expenses	28,001
Affiliated portfolio administration fees payable	8,519
Custodian fees	3,287
Accrued expenses and other payables	194,470
Total Liabilities	37,787,816
Net Assets	$3,848,491,921
Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,271,796,827
Total distributable earnings (loss)	576,695,094
Total Net Assets	$3,848,491,921
Net Assets - Institutional Shares	$402,796,095
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,934,057
Net Asset Value Per Share	$33.75
Net Assets - Service Shares	$3,445,695,826
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	96,814,571
Net Asset Value Per Share	$35.59

(1) Includes cost of $3,357,936,003. (2) Includes cost of $36,969,146.

See Notes to Financial Statements.

26	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Interest	$45,827,720
Dividends	44,008,623
Dividends from affiliates	1,605,279
Other income	201,476
Foreign tax withheld	(178,899)
Total Investment Income	91,464,199
Expenses:
Advisory fees	20,166,559
12b-1 Distribution and shareholder servicing fees:
Service Shares	8,092,218
Transfer agent administrative fees and expenses:
Institutional Shares	214,880
Service Shares	1,618,444
Other transfer agent fees and expenses:
Institutional Shares	11,777
Service Shares	48,203
Shareholder reports expense	203,626
Affiliated portfolio administration fees	127,232
Non-interested Trustees’ fees and expenses	110,299
Professional fees	94,248
Custodian fees	35,828
Registration fees	23,472
Other expenses	354,420
Total Expenses	31,101,206
Net Investment Income/(Loss)	60,362,993
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	111,399,057
Investments in affiliates	372,932
Total Net Realized Gain/(Loss) on Investments	111,771,989
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(176,189,448)
Total Change in Unrealized Net Appreciation/Depreciation	(176,189,448)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,054,466)

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$60,362,993	$50,744,654
Net realized gain/(loss) on investments	111,771,989	91,650,385
Change in unrealized net appreciation/depreciation	(176,189,448)	347,796,218
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,054,466)	490,191,257
Dividends and Distributions to Shareholders(1)
Institutional Shares	(20,863,874)	N/A
Service Shares	(137,724,495)	N/A
Total Dividends and Distributions to Shareholders	(158,588,369)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(6,674,911)
Service Shares	N/A	(36,152,398)
Total Dividends from Net Investment Income	N/A	(42,827,309)
Distributions from Net Realized Gain from Investment Transactions(1)
Institutional Shares	N/A	(844,615)
Service Shares	N/A	(4,921,407)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(5,766,022)
Net Decrease from Dividends and Distributions to Shareholders	(158,588,369)	(48,593,331)
Capital Share Transactions: (Note 5)
Institutional Shares	(9,713,852)	(37,543,596)
Service Shares	703,833,070	281,250,189
Net Increase/(Decrease) from Capital Share Transactions	694,119,218	243,706,593
Net Increase/(Decrease) in Net Assets	531,476,383	685,304,519
Net Assets:
Beginning of period	3,317,015,538	2,631,711,019
End of period(2)	$3,848,491,921	$3,317,015,538

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $22,408,397 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

28	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$35.27	$30.32	$30.08		$31.43	$30.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.66	0.64	0.58		0.63	0.62
Net realized and unrealized gain/(loss)	(0.42)	4.92	0.77		(0.41)	1.92
Total from Investment Operations	0.24	5.56	1.35		0.22	2.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.77)	(0.54)	(0.67)		(0.50)	(0.55)
Distributions (from capital gains)	(0.99)	(0.07)	(0.44)		(1.07)	(0.82)
Total Dividends and Distributions	(1.76)	(0.61)	(1.11)		(1.57)	(1.37)
Net Asset Value, End of Period	$33.75	$35.27	$30.32		$30.08	$31.43
Total Return*	0.68%	18.43%	4.60%		0.62%	8.54%
Net Assets, End of Period (in thousands)	$402,796	$429,403	$403,833		$444,472	$475,807
Average Net Assets for the Period (in thousands)	$429,843	$417,575	$413,338		$467,346	$472,445
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.63%	0.62%		0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.63%	0.62%		0.58%	0.58%
Ratio of Net Investment Income/(Loss)	1.85%	1.94%	1.94%		2.03%	2.01%
Portfolio Turnover Rate	97%(2)	67%(2)	80%		73%	87%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.09	$31.89	$31.61	$32.97	$31.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.58	0.53	0.58	0.57
Net realized and unrealized gain/(loss)	(0.44)	5.17	0.80	(0.42)	2.00
Total from Investment Operations	0.16	5.75	1.33	0.16	2.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	(0.48)	(0.61)	(0.45)	(0.50)
Distributions (from capital gains)	(0.99)	(0.07)	(0.44)	(1.07)	(0.82)
Total Dividends and Distributions	(1.66)	(0.55)	(1.05)	(1.52)	(1.32)
Net Asset Value, End of Period	$35.59	$37.09	$31.89	$31.61	$32.97
Total Return*	0.43%	18.13%	4.32%	0.41%	8.24%
Net Assets, End of Period (in thousands)	$3,445,696	$2,887,613	$2,227,878	$1,831,930	$1,228,244
Average Net Assets for the Period (in thousands)	$3,235,435	$2,523,514	$1,938,234	$1,645,283	$1,013,680
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.88%	0.87%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.88%	0.87%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	1.62%	1.69%	1.71%	1.79%	1.77%
Portfolio Turnover Rate	97%(2)	67%(2)	80%	73%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	29

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

30	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $17,195,318 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2018.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series	31

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

32	DECEMBER 31, 2018

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In

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other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks,

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corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

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When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

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Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $79,791,223 in purchases and $24,290,485 in sales, resulting in a net realized loss of $214,432. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 15,627,636	$ 115,560,841		$ -	$ -	$ (89,109)	$445,595,726

During the year ended December 31, 2018, capital loss carryovers of 96,189 were utilized by the Portfolio. The capital loss carryover utilized was acquired from the merger with Janus Henderson Global Allocation Portfolio – Moderate.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,407,984,425	$547,241,582	$(101,645,856)	$ 445,595,726

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 67,128,507	$ 91,459,862	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 42,827,309	$ 5,766,022	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

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Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 180,991	$ (108,473)	$ (72,518)

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	726,691	$ 25,520,230	525,764	$ 17,251,280
Shares from the Acquisition (See Note 9)	2,240	76,489	-	-
Reinvested dividends and distributions	611,981	20,863,874	225,051	7,519,526
Shares repurchased	(1,582,300)	(56,174,445)	(1,895,270)	(62,314,402)
Net Increase/(Decrease)	(241,388)	$ (9,713,852)	(1,144,455)	$ (37,543,596)
Service Shares:
Shares sold	20,226,560	$756,832,931	12,641,440	$439,491,829
Shares from the Acquisition (See Note 9)	228,198	8,210,624	-	-
Reinvested dividends and distributions	3,834,282	137,724,495	1,167,543	41,073,805
Shares repurchased	(5,336,065)	(198,934,980)	(5,816,644)	(199,315,445)
Net Increase/(Decrease)	18,952,975	$703,833,070	7,992,339	$281,250,189

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,784,904,243	$1,611,821,364	$ 2,344,332,163	$ 1,845,381,630

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

9. Fund Acquisition

Shareholders of the Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”) approved an Agreement and Plan of Reorganization (the “Merger”) that provided for the merger of the Target Portfolio with and into the Portfolio, effective at the close of business on April 27, 2018. The Merger resulted in shareholders of the Target Portfolio receiving shares of the Portfolio which investment strategy is focused on a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research, combined with a greater asset size that should create greater opportunity to benefit from long-term economies of scale and lower total expenses. The Merger was tax-free for federal income purposes. The table below reflects merger activity.

Target Portfolio’s Shares Outstanding Prior to Merger	Target Portfolio’s Net Assets Prior to Merger	Portfolio’s Shares Issued in Merger	Portfolio’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Portfolio’s Unrealized Appreciation/(Depreciation) Prior to Merger
644,959	$8,287,113	230,438	$3,432,633,526	$3,440,920,639	$522,786

Unaudited pro forma information:

Assuming the Merger had been completed on January 1, 2018, the pro forma results of operations for the year ended December 31, 2018, are as follows:

Net investment income $6,402,168

Net gain/(loss) on investments $58,297,962

Change in unrealized net appreciation/depreciation $ 17,543,651

Net increase/(decrease) in net assets resulting from operations $82,243,781

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Portfolio’s accompanying Statement of Operations since the close of business on April 27, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Balanced Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, investee companies, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$91,459,862
Dividends Received Deduction Percentage	64%

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	5/05-Present	Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15 - Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15 - Present	Head of U.S. Fundamental Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global
Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus
Capital Group Inc. and Janus Capital
Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC
(2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Balanced Portfolio

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81113 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2018, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned -0.41% and -0.66%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap® Growth Index, returned -4.75%.

INVESTMENT ENVIRONMENT

Mid-cap stocks were volatile and lost ground during the year. While corporate earnings growth was solid, global trade tensions and the prospect of rising interest rates weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth. The materials and energy sectors suffered the steepest losses within the index.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, during the year. Our Fund tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free-cash-flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of such companies can help the Fund outperform when markets are down and the economic outlook is uncertain, leading to relative outperformance over full market cycles. We saw that play out this year, as much of our outperformance occurred in the fourth quarter, when mid-cap stocks sold off.

Stock selection in the financial sector was a large contributor to relative performance. Within the sector, we have limited exposure to banks and that helped relative results as bank stocks fell sharply due to concerns about a weakening economy. We find more opportunity with insurance companies and other financial companies less exposed to capital market and macroeconomic cycles.

Strong stock selection in the health care sector was another large contributor to relative performance. We’ve been underweight biotech stocks within the sector due to valuation concerns, and that underweight helped late in the period as biotechnology stocks sold off more sharply than the rest of the index. Within the sector we see more opportunity in medical device companies. We highlight that opportunity more in our outlook, but in short, we like the durable business models associated with companies producing innovative devices that people depend on to improve or extend their lives. Two of our top contributors to Fund performance this year, Boston Scientific and Dexcom, are both medical device companies. We sold Dexcom in the fourth quarter after strong performance in 2018 brought the stock to our valuation target.

While stock selection in the health care and financial sectors were large drivers of relative outperformance, we also had bright spots outside those sectors. Atlassian was our largest contributor to performance. The company has strung together consecutive quarters of strong revenue growth, validating the value of the business and driving the stock higher. We believe Atlassian’s software tools play a valuable role allowing business teams to collaborate with each other more effectively. We like the recurring revenue streams its subscription-based services provide, its potential long-term pricing power due to low-cost offerings and that many of Atlassian’s services have gained traction virally, allowing the company to grow without a large sales force. However, we trimmed the position in recent months after significant gains brought the stock closer to our valuation target.

Even though we outperformed the market on a relative basis, in a sharp down market we also held stocks that detracted from performance. Flextronics International, Ltd. was our largest detractor. The supply chain solutions company had been working on a solution to near-source manufacturing for Nike, but after delays on the project both sides walked away from it. While this was a negative

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for the company, we continue to like the stock and believe the company provides great value to its customers.

Sealed Air Corp. also detracted. The packaging materials manufacturer has delivered strong revenue growth, but has done so at a lower-margin than we had hoped. We view this as a minor setback, however, and were encouraged by a major cost initiative management recently announced that could put margins at a better trajectory. Further, we believe the company is bringing innovative packaging solutions to the food packaging industry it serves.

Celgene was another stock that detracted from performance this year. The biotechnology company faced a few headwinds this year including management turnover, and news that the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, ozanimod. Although the news was an unwelcome setback, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. We still think ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. Meanwhile, we think the stock’s current valuation overlooks Celgene’s promising pipeline. In the next two years, the company could launch several new treatments addressing multiple sclerosis, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders.

DERIVATIVES

To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results. (Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.)

OUTLOOK

One of the ways we manage volatility in the Portfolio is by carefully balancing our exposure between economically sensitive growth stocks and those with more defensive characteristics. However, we believe commonly held assumptions about what qualifies as a “defensive” stock deserve a rethink. Too often, investors seek safety within the consumer staples sector. We saw this investment trend play out again in the fourth quarter, with consumer staples stocks broadly outperforming the market.

We believe the notion that these stocks provide safety is misguided, and this is reflected in our Portfolio where we are underweight the consumer staples sector. Not only do consumer staples stocks trade at high valuations relative to the market, but new distribution channels and digital touchpoints for reaching consumers have whittled away the barriers to entry they once enjoyed. Other trends such as changing consumer preferences toward more authentic, local, organic or natural products may create further headwinds for many staples companies.

We believe we can find better stability – and better growth – by sticking to the core tenets that have always guided our investment process: valuation discipline and rigorous analysis of competitive advantage, management team strength and other company- and industry-specific fundamentals that ultimately determine the duration and resiliency of growth ahead.

This analysis has uncovered better defensive growth stocks outside the consumer staples sector. In recent months we have increased our exposure to financial technology and “information services” companies. These companies provide data, analytics or business process software that is absolutely vital to the businesses that depend on it. The mission-critical nature of these data and services give these companies a high degree of pricing power and, in our view, make their revenue streams less cyclical.

Another area where we see opportunity is in medical device companies. A convergence of factors including innovation, a rising global middle class that demands better health care and a rising aging population all underpin strong demand. And similar to information services companies, the critical nature of medical devices to someone’s survival removes cyclicality from their revenue streams. A surgery to install a new heart valve, for example, can’t wait until the economy improves.

Both the information services and medical device stocks generally trade at a slight premium to consumer staples companies, but in our view they have similar defensive characteristics, stronger competitive advantages and ultimately, better growth. If volatility persists, we’ll rest easier holding these stocks than what we currently see in the consumer staples sector.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Atlassian Corp PLC	1.22%	Flex Ltd	-0.93%
	Boston Scientific Corp	0.70%	Sealed Air Corp	-0.49%
	DexCom Inc	0.58%	Celgene Corp	-0.46%
	Xilinx Inc	0.48%	TE Connectivity Ltd	-0.45%
	STERIS PLC	0.36%	Belden Inc	-0.38%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.28%	9.48%	7.15%
	Health Care	1.24%	17.39%	14.11%
	Industrials	0.87%	20.59%	16.79%
	Materials	0.77%	1.35%	4.76%
	Other**	0.51%	4.68%	0.00%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-0.37%	0.00%	3.55%
	Information Technology	-0.18%	33.22%	30.54%
	Utilities	0.00%	0.00%	0.03%
	Communication Services	0.07%	0.32%	1.19%
	Consumer Discretionary	0.12%	9.07%	17.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Boston Scientific Corp
Health Care Equipment & Supplies	2.3%
Nice Ltd (ADR)
Software	2.3%
TD Ameritrade Holding Corp
Capital Markets	2.3%
Sensata Technologies Holding PLC
Electrical Equipment	2.2%
Cooper Cos Inc
Health Care Equipment & Supplies	2.0%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	94.8%
Investment Companies	5.6%
Preferred Stocks	0.1%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

4	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares(1)	-0.41%	10.79%	16.63%	10.59%	0.73%
Service Shares(1)	-0.66%	10.51%	16.33%	10.31%	0.98%
Russell Midcap Growth Index	-4.75%	7.42%	15.12%	9.23%
Morningstar Quartile - Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	79/617	7/562	12/501	21/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Janus Aspen Series	5

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

(1) Closed to certain new investors.

6	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$926.90	$3.55	$1,000.00	$1,021.53	$3.72	0.73%
Service Shares	$1,000.00	$925.70	$4.76	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 94.8%
Aerospace & Defense – 3.6%
Harris Corp	87,473	$11,778,239
HEICO Corp - Class A	192,482	12,126,366
Teledyne Technologies Inc*	88,061	18,234,791
		42,139,396
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	104,113	7,427,421
Auto Components – 0.3%
Visteon Corp*	61,582	3,712,163
Banks – 0.4%
SVB Financial Group*	26,896	5,108,088
Biotechnology – 2.4%
ACADIA Pharmaceuticals Inc*	169,965	2,748,334
Alkermes PLC*	98,759	2,914,378
Celgene Corp*	157,065	10,066,296
Neurocrine Biosciences Inc*	128,843	9,200,679
Sarepta Therapeutics Inc*	33,338	3,638,176
		28,567,863
Building Products – 0.7%
AO Smith Corp	187,700	8,014,790
Capital Markets – 4.6%
LPL Financial Holdings Inc	319,066	19,488,551
MSCI Inc	52,672	7,765,433
TD Ameritrade Holding Corp	540,679	26,471,644
		53,725,628
Commercial Services & Supplies – 3.4%
Cimpress NV*	145,113	15,007,586
Edenred	321,747	11,792,728
Ritchie Bros Auctioneers Inc	377,759	12,360,274
		39,160,588
Consumer Finance – 0.5%
Synchrony Financial	233,256	5,472,186
Containers & Packaging – 1.3%
Sealed Air Corp	451,026	15,713,746
Diversified Consumer Services – 1.6%
frontdoor Inc*	181,704	4,835,143
ServiceMaster Global Holdings Inc*	363,409	13,351,647
		18,186,790
Electrical Equipment – 2.6%
AMETEK Inc	56,145	3,801,017
Sensata Technologies Holding PLC*	581,594	26,078,675
		29,879,692
Electronic Equipment, Instruments & Components – 5.7%
Belden Inc	126,193	5,271,082
Dolby Laboratories Inc	157,507	9,740,233
Flex Ltd*	1,103,036	8,394,104
National Instruments Corp	424,583	19,267,577
TE Connectivity Ltd	313,876	23,738,442
		66,411,438
Entertainment – 0.5%
Liberty Media Corp-Liberty Formula One*	184,442	5,662,369
Equity Real Estate Investment Trusts (REITs) – 3.8%
Crown Castle International Corp	207,128	22,500,315
Lamar Advertising Co	314,915	21,785,820
		44,286,135
Health Care Equipment & Supplies – 9.0%
Boston Scientific Corp*	767,941	27,139,035
Cooper Cos Inc	93,802	23,872,609
ICU Medical Inc*	55,143	12,662,487

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
STERIS PLC	188,883	$20,182,149
Teleflex Inc	41,526	10,733,640
Varian Medical Systems Inc*	86,859	9,841,993
		104,431,913
Health Care Technology – 1.2%
athenahealth Inc*	109,297	14,419,553
Hotels, Restaurants & Leisure – 3.1%
Aramark	312,947	9,066,075
Dunkin' Brands Group Inc	245,287	15,727,802
Norwegian Cruise Line Holdings Ltd*	254,860	10,803,515
		35,597,392
Industrial Conglomerates – 1.1%
Carlisle Cos Inc	123,208	12,384,868
Information Technology Services – 9.8%
Amdocs Ltd	325,474	19,066,267
Broadridge Financial Solutions Inc	98,033	9,435,676
Euronet Worldwide Inc*	45,657	4,674,364
Fidelity National Information Services Inc	188,370	19,317,344
Gartner Inc*	84,597	10,814,880
Global Payments Inc	213,984	22,068,170
GoDaddy Inc*	143,671	9,427,691
WEX Inc*	138,445	19,390,607
		114,194,999
Insurance – 4.9%
Aon PLC	163,736	23,800,665
Intact Financial Corp	225,021	16,351,526
WR Berkley Corp	224,978	16,628,124
		56,780,315
Internet & Direct Marketing Retail – 0.3%
Wayfair Inc*	44,803	4,035,854
Life Sciences Tools & Services – 5.0%
IQVIA Holdings Inc*	151,914	17,647,849
PerkinElmer Inc	286,676	22,518,400
Waters Corp*	98,862	18,650,316
		58,816,565
Machinery – 2.2%
Middleby Corp*	79,613	8,178,644
Rexnord Corp*	561,124	12,877,796
Wabtec Corp	73,583	5,169,206
		26,225,646
Media – 0.8%
Omnicom Group Inc	131,359	9,620,733
Oil, Gas & Consumable Fuels – 0.1%
World Fuel Services Corp	55,745	1,193,500
Pharmaceuticals – 0.7%
Catalent Inc*	224,908	7,012,631
Elanco Animal Health Inc*	54,447	1,716,714
		8,729,345
Professional Services – 4.3%
CoStar Group Inc*	53,172	17,937,042
IHS Markit Ltd*	204,021	9,786,887
Verisk Analytics Inc*	209,318	22,824,035
		50,547,964
Road & Rail – 0.8%
Old Dominion Freight Line Inc	71,430	8,820,891
Semiconductor & Semiconductor Equipment – 6.7%
KLA-Tencor Corp	152,971	13,689,375
Lam Research Corp	91,546	12,465,819

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Microchip Technology Inc	316,623	$22,771,526
ON Semiconductor Corp*	980,693	16,191,241
Xilinx Inc	155,517	13,245,383
		78,363,344
Software – 9.4%
Atlassian Corp PLC*	203,604	18,116,684
Constellation Software Inc/Canada	36,314	23,247,877
Intuit Inc	38,480	7,574,788
Nice Ltd (ADR)*	246,748	26,700,601
SS&C Technologies Holdings Inc	488,553	22,038,626
Ultimate Software Group Inc*	47,946	11,740,537
		109,419,113
Specialty Retail – 0.5%
Williams-Sonoma Inc#	111,577	5,629,060
Textiles, Apparel & Luxury Goods – 2.3%
Carter's Inc	74,257	6,060,856
Gildan Activewear Inc	503,751	15,293,880
Lululemon Athletica Inc*	41,470	5,043,167
		26,397,903
Trading Companies & Distributors – 0.6%
Ferguson PLC	102,952	6,592,647
Total Common Stocks (cost $739,475,256)		1,105,669,898
Preferred Stocks – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500%, 7/15/19 (cost $1,200,000)	12,000	689,160
Investment Companies – 5.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº,£	2,758,029	2,758,029
Money Markets – 5.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£	63,166,325	63,166,325
Total Investment Companies (cost $65,924,354)		65,924,354
Total Investments (total cost $806,599,610) – 100.5%		1,172,283,412
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(5,834,106)
Net Assets – 100%		$1,166,449,306

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,034,399,774	88.2%
Canada	67,253,557	5.7
Israel	26,700,601	2.3
Australia	18,116,684	1.6
France	11,792,728	1.0
Ireland	7,427,421	0.6
United Kingdom	6,592,647	0.6

Total	$1,172,283,412	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 5.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	$41,826∆	$-	$-	$2,758,029
Money Markets - 5.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	1,079,920	-	-	63,166,325
Total Affiliated Investments - 5.6%	$1,121,746	$-	$-	$65,924,354

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 5.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	6,842,000	196,362,215	(200,446,186)	2,758,029
Money Markets - 5.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	61,393,542	148,465,783	(146,693,000)	63,166,325

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc:
Canadian Dollar	1/10/19	(3,653,000)	$2,756,357	$79,573
Euro	1/10/19	(1,495,000)	1,708,935	(4,852)

				74,721
Citibank NA:
Canadian Dollar	1/10/19	(4,835,000)	3,652,680	109,771
Euro	1/10/19	(4,630,000)	5,293,525	(14,053)

				95,718
Credit Suisse International:
Canadian Dollar	1/17/19	(5,822,000)	4,393,200	126,107
HSBC Securities (USA) Inc:
Canadian Dollar	1/31/19	(6,610,000)	4,951,570	104,783
Euro	1/31/19	(4,386,000)	4,998,185	(39,605)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2018

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
				65,178
JPMorgan Chase & Co:
Euro	1/10/19	(5,469,000)	$6,247,073	(22,290)
Total				$339,434

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$420,234

Liability Derivatives:
Forward foreign currency exchange contracts	$ 80,800

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$2,195,747

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 824,493

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2018

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 37,080,544

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

#	Loaned security; a portion of the security is on loan at December 31, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$27,367,860	$11,792,728	$-
Trading Companies & Distributors	-	6,592,647	-
All Other	1,059,916,663	-	-
Preferred Stocks	-	689,160	-
Investment Companies	-	65,924,354	-
Total Investments in Securities	$1,087,284,523	$84,998,889	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	420,234	-
Total Assets	$1,087,284,523	$85,419,123	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$80,800	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$1,106,359,058
Affiliated investments, at value(3)	65,924,354
Forward foreign currency exchange contracts	420,234
Cash denominated in foreign currency(4)	98,086
Closed foreign currency contracts	13,065
Non-interested Trustees' deferred compensation	28,304
Receivables:
Investments sold	702,735
Portfolio shares sold	515,632
Dividends	265,253
Dividends from affiliates	113,222
Other assets	11,233
Total Assets	1,174,451,176
Liabilities:
Due to custodian	44,407
Collateral for securities loaned (Note 3)	2,758,029
Forward foreign currency exchange contracts	80,800
Closed foreign currency contracts	852
Payables:	—
Portfolio shares repurchased	2,243,623
Investments purchased	1,826,130
Advisory fees	670,630
12b-1 Distribution and shareholder servicing fees	131,895
Transfer agent fees and expenses	55,204
Professional fees	30,485
Non-interested Trustees' deferred compensation fees	28,304
Non-interested Trustees' fees and expenses	9,533
Custodian fees	3,570
Affiliated portfolio administration fees payable	2,620
Accrued expenses and other payables	115,788
Total Liabilities	8,001,870
Net Assets	$1,166,449,306
Net Assets Consist of:
Capital (par value and paid-in surplus)	$714,517,391
Total distributable earnings (loss)	451,931,915
Total Net Assets	$1,166,449,306
Net Assets - Institutional Shares	$577,476,648
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,616,640
Net Asset Value Per Share	$67.02
Net Assets - Service Shares	$588,972,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,349,489
Net Asset Value Per Share	$63.00

(1) Includes cost of $740,675,256. (2) Includes $2,697,461 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $65,924,354. (4) Includes cost of $98,086.

See Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$11,774,279
Dividends from affiliates	1,079,920
Affiliated securities lending income, net	41,826
Other income	111
Foreign tax withheld	(205,648)
Total Investment Income	12,690,488
Expenses:
Advisory fees	8,024,023
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,531,244
Transfer agent administrative fees and expenses:
Institutional Shares	320,628
Service Shares	306,249
Other transfer agent fees and expenses:
Institutional Shares	17,742
Service Shares	9,534
Shareholder reports expense	129,677
Professional fees	54,405
Affiliated portfolio administration fees	44,210
Non-interested Trustees’ fees and expenses	37,983
Custodian fees	23,366
Registration fees	21,041
Other expenses	96,182
Total Expenses	10,616,284
Net Investment Income/(Loss)	2,074,204
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	82,529,040
Forward foreign currency exchange contracts	2,195,747
Total Net Realized Gain/(Loss) on Investments	84,724,787
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(95,452,193)
Forward foreign currency exchange contracts	824,493
Total Change in Unrealized Net Appreciation/Depreciation	(94,627,700)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,828,709)

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$2,074,204	$542,211
Net realized gain/(loss) on investments	84,724,787	59,654,236
Change in unrealized net appreciation/depreciation	(94,627,700)	188,738,865
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,828,709)	248,935,312
Dividends and Distributions to Shareholders(1)
Institutional Shares	(30,474,258)	N/A
Service Shares	(30,628,519)	N/A
Total Dividends and Distributions to Shareholders	(61,102,777)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(1,431,060)
Service Shares	N/A	(715,202)
Total Dividends from Net Investment Income	N/A	(2,146,262)
Distributions from Net Realized Gain from Investment Transactions(1)
Institutional Shares	N/A	(35,399,828)
Service Shares	N/A	(32,692,941)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(68,092,769)
Net Decrease from Dividends and Distributions to Shareholders	(61,102,777)	(70,239,031)
Capital Share Transactions:
Institutional Shares	(10,085,696)	63,180,886
Service Shares	71,166,601	53,921,594
Net Increase/(Decrease) from Capital Share Transactions	61,080,905	117,102,480
Net Increase/(Decrease) in Net Assets	(7,850,581)	295,798,761
Net Assets:
Beginning of period	1,174,299,887	878,501,126
End of period(2)	$1,166,449,306	$1,174,299,887

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $962,521 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$70.65	$59.27	$57.33		$61.75	$58.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.11	0.28		0.27	0.27
Net realized and unrealized gain/(loss)	(0.16)	15.67	6.50		2.55	6.79
Total from Investment Operations	0.05	15.78	6.78		2.82	7.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.09)		(0.40)	(0.10)
Distributions (from capital gains)	(3.50)	(4.23)	(4.75)		(6.84)	(4.17)
Total Dividends and Distributions	(3.68)	(4.40)	(4.84)		(7.24)	(4.27)
Net Asset Value, End of Period	$67.02	$70.65	$59.27		$57.33	$61.75
Total Return*	(0.41)%	27.42%	12.36%		4.05%	12.50%
Net Assets, End of Period (in thousands)	$577,477	$618,750	$459,250		$418,158	$417,895
Average Net Assets for the Period (in thousands)	$641,390	$556,940	$435,190		$427,941	$402,634
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.73%	0.72%		0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.73%	0.72%		0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.29%	0.17%	0.48%		0.44%	0.45%
Portfolio Turnover Rate	14%	14%	20%		22%	16%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$66.67	$56.22	$54.67	$59.26	$56.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	(0.05)	0.12	0.11	0.12
Net realized and unrealized gain/(loss)	(0.12)	14.82	6.19	2.45	6.53
Total from Investment Operations	(0.09)	14.77	6.31	2.56	6.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	(0.01)	(0.31)	(0.02)
Distributions (from capital gains)	(3.50)	(4.23)	(4.75)	(6.84)	(4.17)
Total Dividends and Distributions	(3.58)	(4.32)	(4.76)	(7.15)	(4.19)
Net Asset Value, End of Period	$63.00	$66.67	$56.22	$54.67	$59.26
Total Return*	(0.65)%	27.09%	12.10%	3.77%	12.24%
Net Assets, End of Period (in thousands)	$588,973	$555,550	$419,251	$321,482	$278,240
Average Net Assets for the Period (in thousands)	$612,433	$489,237	$373,400	$299,393	$262,698
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.98%	0.97%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	0.97%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	0.04%	(0.08)%	0.22%	0.19%	0.20%
Portfolio Turnover Rate	14%	14%	20%	22%	16%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $32,817,554 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2018 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

20	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short

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Notes to Financial Statements

sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments,

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Notes to Financial Statements

central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2018” table located in the Portfolio’s Schedule of Investments.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital Inc	$79,573	$(4,852)	$—	$74,721
Citibank NA	109,771	(14,053)	—	95,718
Credit Suisse International	126,107	—	—	126,107
Deutsche Bank AG	2,697,461	—	(2,697,461)	—
HSBC Securities (USA) Inc	104,783	(39,605)	—	65,178

Total	$3,117,695	$(58,510)	$(2,697,461)	$361,724
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital Inc	$4,852	$(4,852)	$—	$—
Citibank NA	14,053	(14,053)	—	—
HSBC Securities (USA) Inc	39,605	(39,605)	—	—
JPMorgan Chase & Co	22,290	—	—	22,290

Total	$80,800	$(58,510)	$—	$22,290
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,697,461 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2018 is $2,758,029, resulting in the net amount due to the counterparty of $60,568.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to

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Notes to Financial Statements

their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’

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Notes to Financial Statements

fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 798,385	$ 85,522,672	$ -	$ -	$ -	$ (26,912)	$365,637,770

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 806,645,642	$403,841,925	$(38,204,155)	$ 365,637,770

Information on the tax components of derivatives as of December 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 339,434	$ -	$ -	$ -

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Notes to Financial Statements

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,472,586	$ 58,630,191	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,165,712	$ 64,073,319	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (109,120)	$ 109,120

6. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,094,919	$ 81,180,091	1,890,480	$121,760,466
Reinvested dividends and distributions	411,872	30,474,258	576,744	36,830,888
Shares repurchased	(1,648,195)	(121,740,045)	(1,457,793)	(95,410,468)
Net Increase/(Decrease)	(141,404)	$ (10,085,696)	1,009,431	$ 63,180,886
Service Shares:
Shares sold	2,327,514	$162,490,283	2,014,812	$125,011,366
Reinvested dividends and distributions	439,794	30,628,519	553,573	33,408,143
Shares repurchased	(1,750,080)	(121,952,201)	(1,693,457)	(104,497,915)
Net Increase/(Decrease)	1,017,228	$ 71,166,601	874,928	$ 53,921,594

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

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Notes to Financial Statements

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$171,581,264	$ 166,321,275	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Enterprise Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$58,630,191
Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

50	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52	DECEMBER 31, 2018

Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81116 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This dynamic core bond portfolio leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the portfolio has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2018, Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned -1.00% and -1.29%, respectively, compared with 0.01% for the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The Bloomberg Barclays U.S. Aggregate Bond Index was roughly flat for the period. A steady U.S. economic backdrop coupled with the emergence of rising wages caused many to fear that inflation would run ahead of Federal Reserve (Fed) expectations. The prospect of higher interest rates pushed yields on U.S. Treasuries higher for much of the year. That reversed in the autumn when escalating trade tensions and fears of slowing global economic growth led to a rally in government bonds. Fed rhetoric added to market volatility as it created concern over the possibility that the central bank might maintain its hiking cadence even amid economic and market weakness. Risk assets came under significant pressure, despite generally healthy corporate earnings. After reaching the tightest levels of this credit cycle earlier in the year, spreads (the difference in yield between a security and its underlying risk-free benchmark) on corporate credit widened back in line with long-term averages. Investment-grade corporate spreads widened 60 basis points (one basis point equals 1/100 of a percentage point). High yield fared worse, widening 183 basis points, due in part to a late-period plunge in oil prices.

The Treasury curve generally flattened, and despite the late-period rally in rates, yields ultimately rose across the curve. Shorter-dated yields rose on Fed actions – the central bank raised its benchmark rate four times in 2018. Longer-dated yields sold off less dramatically as investors ultimately expressed their view that inflationary pressures remain benign while the potential for Fed policy error and an economic slowdown grows. After reaching a high of 3.24%, the yield on the 10-year Treasury note finished December at 2.68%, up from 2.41% one year ago.

PERFORMANCE DISCUSSION

For the year ending December 31, 2018, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Tightening financial conditions, diminished liquidity and credit rating downgrades of a few large investment-grade complexes helped to confirm our view that we are progressing through the later stages of the credit cycle. Given our late-cycle concerns and the darkening macroeconomic picture, we sought to lower the Portfolio’s risk exposure. While we found liquidity to be challenged at times (particularly late in the period) we did reduce our corporate bond allocation by 17%, ending the period around 30% of the Fund. In our effort to achieve a more defensive posture, we added nearly 12% to our Treasury allocation and extended duration (a measure of sensitivity to changes in interest rates) to 100% of the index.

Our positioning in Treasuries drove underperformance. Although we added to Treasuries considerably toward the end of the year, our general underweight as well as our yield curve positioning weighed on results. Investors flocked to more defensive assets such as Treasuries on multiple occasions.

Despite our efforts to reduce risk, our out-of-index allocation to high-yield corporate credit also contributed to underperformance. We seek higher-quality, high-yield names, with consistent free-cash-flow generation potential and management teams committed to paying down debt, but even those names were challenged amid the dramatic spread widening in the asset class.

An out-of-index position in Freeport-McMoRan was the leading corporate credit detractor from relative returns. A drawn-out dispute surrounding its Grasberg mine in Indonesia weighed on the copper miner earlier in the

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period. Later, balance sheet improvement progress was overshadowed by fears of a slowdown in China coupled with trade war uncertainty, given that China consumes a significant portion of the world’s copper. We appreciate the value of Freeport’s assets, and ultimately expect the miner to benefit from limited supply and growing demand for copper, particularly as the electrification of vehicles accelerates. We also expect management to continue paying down debt, which we believe will eventually drive investment-grade ratings.

Positioning in mortgage-backed securities (MBS) contributed to the sleeve’s relative performance. The asset class was one of the strongest-performing fixed income segments, given its limited credit risk and strong liquidity profile. We reduced investment-grade corporate credit throughout the year, which also proved beneficial amid the general spread widening. Security selection, including our positioning in Anheuser-Busch, further aided results. We exited our position early in the year, as we grew uncomfortable with weakening fundamentals and the fact that its debt pay-down progress is happening at a slower-than-expected pace. We were out of the name well ahead of the dramatic spread widening that followed Moody’s downgrade of the company’s credit rating in the fourth quarter.

OUTLOOK

There are plenty of risk factors on the horizon, including slowing global economic growth, unresolved trade disputes, the potential for Fed policy error and the continued progression of the credit cycle. As a result, we expect market volatility to persist. We anticipate market liquidity will also remain challenged as the Fed continues to drain liquidity from the system.

We will be closely monitoring U.S. economic data, particularly inflation figures, as well as Fed rhetoric. This will be pivotal in assessing the likelihood of the Fed hiking in excess of what is warranted and potentially accelerating a U.S. slowdown, versus it pausing in 2019. We are mindful of wage pressures and an uptick in oil prices near period end, as well as the importance of the U.S. dollar. Continued dollar weakness could create inflationary pressures and threaten the Fed’s ability to pause. However, our base case is that the Fed will be more cautious in its cadence throughout 2019. As we approach the end of the Fed’s hiking cycle, we will continue to review our floating rate allocation. And, as always, we will employ a tactical approach to yield curve positioning with a focus on capital preservation.

While the U.S. economic and corporate fundamental outlooks are slowing, they remain stable. We are monitoring the impact of Fed policy for insight into whether we are going through another modest slowdown in this extended cycle or if recession probabilities are increasing for 2020. High debt loads and diminishing liquidity create headwinds for the outlook. Tighter financial conditions and escalated market volatility could also negatively impact business confidence and capital investment trends in 2019. Despite recent spread widening, overall levels have only repriced to longer-term averages, which we generally do not believe offer just compensation for the stated risk factors and the likely increase in defaults and downgrades to come. Our outlook is cautious and we intend to be deliberate in our corporate credit positioning, emphasizing our highest-conviction names with consistent free-cash-flow generation potential, strong management teams and a commitment to paying down debt. Thorough vetting of opportunities, coupled with security avoidance remains critical as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in the Janus Henderson VIT Flexible Bond Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	2.76%	2.76%
Service Shares	2.51%	2.51%
Weighted Average Maturity		9.1
Average Effective Duration**		5.8
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.4%
AA	52.7%
A	5.2%
BBB	21.4%
BB	7.9%
B	1.5%
Not Rated	9.3%
Other	0.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	30.1%
United States Treasury Notes/Bonds	27.4%
Mortgage-Backed Securities	24.1%
Asset-Backed/Commercial Mortgage-Backed Securities	13.5%
Bank Loans and Mezzanine Loans	3.7%
Investment Companies	0.5%
Other	0.7%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-1.00%	2.02%	4.55%	6.03%	0.60%
Service Shares	-1.29%	1.76%	4.29%	5.80%	0.85%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%	5.01%
Morningstar Quartile - Institutional Shares	3rd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	714/1,046	624/909	360/802	7/377

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

4	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$1,007.00	$3.14	$1,000.00	$1,022.08	$3.16	0.62%
Service Shares	$1,000.00	$1,005.50	$4.40	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,379,000	$1,385,532
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	360,966	359,804
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	3,314,050	3,305,645
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	562,300	560,986
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.9468%, 5/28/30 (144A)‡	944,700	938,261
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	1,238,000	1,216,290
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.3051%, 9/15/34 (144A)‡	1,413,000	1,405,982
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.1771%, 3/15/37 (144A)‡	5,083,000	4,993,539
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	1,447,000	1,465,255
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.4890%, 4/20/31 (144A)‡	1,321,000	1,288,439
BHMS 2018-ATLS, ICE LIBOR USD 1 Month + 1.2500%, 3.7051%, 7/15/35 (144A)‡	1,286,000	1,279,642
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.2051%, 11/15/33 (144A)‡	2,300,567	2,286,186
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	679,675
Caesars Palace Las Vegas Trust 2017-VICI C, 4.1384%, 10/15/34 (144A)	859,000	863,102
Caesars Palace Las Vegas Trust 2017-VICI D, 4.3540%, 10/15/34 (144A)‡	980,000	980,988
Caesars Palace Las Vegas Trust 2017-VICI E, 4.3540%, 10/15/34 (144A)‡	1,334,000	1,303,293
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.6661%, 5/15/31 (144A)‡	1,027,615	1,006,255
Carlyle Global Market Strategies CLO 2016-1 Ltd,
ICE LIBOR USD 3 Month + 1.4500%, 3.9190%, 4/20/27 (144A)‡	869,000	856,087
Carlyle Global Market Strategies CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 3.9363%, 7/15/27 (144A)‡	547,000	538,742
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.4890%, 4/20/31 (144A)‡	1,161,000	1,135,261
Cenovus Energy Inc, 5.7000%, 10/15/19	15,000	15,269
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.5693%, 4/27/31 (144A)‡	773,726	756,249
CIFC Funding 2018-I Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.4446%, 4/18/31 (144A)‡	941,000	916,766
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.5090%, 4/20/31 (144A)‡	1,572,000	1,534,656
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	563,000	568,394
Credit Acceptance Auto Loan Trust 2018-2, 4.1600%, 9/15/27 (144A)	250,000	253,572
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	680,929	674,858
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	142,000	142,512
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	1,590,000	1,623,648
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	1,400,000	1,437,048
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	822,000	831,278
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.4063%, 4/15/31 (144A)‡	1,292,000	1,260,104
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.4563%, 4/15/31 (144A)‡	771,000	754,279
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.4146%, 4/18/31 (144A)‡	1,913,000	1,865,780
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	640,000	642,230
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 5.1063%, 5/25/24‡	648,816	679,716
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.5063%, 7/25/24‡	2,739,922	2,880,816
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.5063%, 5/25/25‡	514,956	551,525
Fannie Mae REMICS, 3.0000%, 5/25/48	1,895,830	1,864,287
Flatiron CLO 18 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.4174%, 4/17/31 (144A)‡	1,022,000	993,412

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 7.0063%, 2/25/24‡	$1,874,798	$2,102,016
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 6.1063%, 4/25/24‡	892,319	962,127
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	282,000	277,227
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	433,000	424,231
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	848,000	830,419
JP Morgan Mortgage Trust 2018-8, 4.0000%, 1/25/49 (144A)‡	383,567	379,715
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.5090%, 7/20/31 (144A)‡	537,053	525,493
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.4890%, 4/20/31 (144A)‡	1,128,000	1,103,651
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 3.3063%, 11/25/50 (144A)‡,§	2,069,000	2,062,712
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.5063%, 11/25/50 (144A)‡,§	414,000	412,932
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.4163%, 4/15/31 (144A)‡	960,000	945,623
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.4999%, 7/25/31 (144A)‡	1,260,941	1,231,238
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.3563%, 11/25/51 (144A)‡	2,658,000	2,657,224
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	656,180	668,721
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.4063%, 4/15/31 (144A)‡	953,000	927,381
Octagon Loan Funding Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 3.8200%, 11/18/31 (144A)‡	1,754,000	1,733,115
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	254,000	257,781
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	252,000	257,175
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	1,868,000	1,890,425
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	2,500,000	2,480,154
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	388,487	389,133
Sequoia Mortgage Trust 2018-7 A4, 4.0000%, 9/25/48 (144A)‡	494,274	499,314
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	1,452,950	1,463,824
Sequoia Mortgage Trust 2018-CH3, 4.0000%, 8/25/48 (144A)‡	689,427	694,975
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.5946%, 4/18/31 (144A)‡	1,269,000	1,252,347
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.6051%, 11/15/27 (144A)‡	114,045	85,920
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.1651%, 9/24/19 (144A)‡	2,541,000	2,541,000
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	39,439	39,235
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	538,260	537,710
Towd Point Mortgage Trust 2018-4, 3.0000%, 6/25/58 (144A)‡	876,703	851,970
Voya CLO 2015-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 3.9772%, 7/23/27 (144A)‡	250,000	245,798
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2926%, 4/19/31 (144A)‡	1,376,000	1,354,830
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3740%, 7/15/31 (144A)‡	1,466,311	1,428,027
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1412%, 5/15/46‡	291,084	292,806
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	288,465	281,246
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	113,000	112,198
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	2,056,962	2,045,971
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $85,160,036)		84,341,027
Bank Loans and Mezzanine Loans – 3.7%
Basic Industry – 0.3%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.5530%, 6/1/24‡	2,254,680	2,119,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Capital Goods – 0.3%
HD Supply Inc, ICE LIBOR USD 3 Month + 1.7500%, 0%, 10/17/23(a),‡	$827,000	$791,853
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 5.2724%, 2/5/23‡	1,141,351	1,084,283
		1,876,136
Communications – 0.3%
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 1/17/24(a),‡	154,802	146,211
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 1/17/24(a),‡	967,708	914,001
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.5224%, 1/19/21‡	139,515	135,592
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.7724%, 1/19/24‡	921,372	880,242
		2,076,046
Consumer Cyclical – 1.0%
Golden Nugget LLC, ICE LIBOR USD 3 Month + 2.7500%, 5.2365%, 10/4/23‡	1,425,351	1,373,896
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 4.2563%, 10/25/23‡	2,770,740	2,666,838
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 4.2196%, 4/3/25‡	2,199,188	2,142,845
		6,183,579
Consumer Non-Cyclical – 1.1%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.2724%, 3/28/24‡	977,240	945,177
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 6.3125%, 7/2/25‡	2,674,265	2,587,351
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.8030%, 3/7/24‡	346,647	335,641
Moffett Towers Phase II,
ICE LIBOR USD 3 Month + 2.8000%, 5.2560%, 6/15/21‡,§	2,691,467	2,675,480
Valeant Pharmaceuticals International,
ICE LIBOR USD 3 Month + 3.0000%, 5.3789%, 6/2/25‡	71,225	67,882
		6,611,531
Electric – 0.6%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.2724%, 6/30/23‡	1,545,720	1,485,868
Vistra Operations Co LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.5224%, 8/4/23‡	2,660,181	2,558,934
		4,044,802
Technology – 0.1%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.5224%, 12/29/22‡	465,159	439,575
Total Bank Loans and Mezzanine Loans (cost $24,247,208)		23,351,068
Corporate Bonds – 30.1%
Banking – 3.2%
Bank of America Corp, 2.5030%, 10/21/22	4,410,000	4,245,847
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.8610%, 5/1/20‡	4,791,000	4,774,431
Citizens Financial Group Inc, 3.7500%, 7/1/24	613,000	596,792
Citizens Financial Group Inc, 4.3500%, 8/1/25	427,000	419,451
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,161,000	2,133,668
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,366,000	2,642,988
JPMorgan Chase & Co, 2.2950%, 8/15/21	2,144,000	2,091,690
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.8480%, 4/26/21‡	1,964,000	1,945,785
SVB Financial Group, 5.3750%, 9/15/20	1,360,000	1,402,650
		20,253,302
Basic Industry – 3.0%
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,062,000	2,020,760
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	312,000	307,479
CF Industries Inc, 4.5000%, 12/1/26 (144A)	665,000	650,249
CF Industries Inc, 5.3750%, 3/15/44	766,000	620,460
Freeport-McMoRan Inc, 3.1000%, 3/15/20	590,000	576,725
Freeport-McMoRan Inc, 3.5500%, 3/1/22	1,106,000	1,046,552
Freeport-McMoRan Inc, 3.8750%, 3/15/23	1,745,000	1,614,125
Freeport-McMoRan Inc, 4.5500%, 11/14/24	1,535,000	1,416,037
Freeport-McMoRan Inc, 5.4500%, 3/15/43	1,505,000	1,145,681
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,870,000	2,843,942
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,106,000	1,103,879

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Novelis Corp, 6.2500%, 8/15/24 (144A)	$780,000	$733,200
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,564,000	1,580,287
Steel Dynamics Inc, 4.1250%, 9/15/25	1,493,000	1,371,694
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	1,400,000	1,499,750
		18,530,820
Brokerage – 1.8%
Cboe Global Markets Inc, 3.6500%, 1/12/27	1,805,000	1,757,702
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.9658%, 5/21/21‡	951,000	947,027
Charles Schwab Corp, 3.2500%, 5/21/21	523,000	525,533
E*TRADE Financial Corp, 2.9500%, 8/24/22	1,801,000	1,747,157
E*TRADE Financial Corp, 3.8000%, 8/24/27	2,265,000	2,139,587
E*TRADE Financial Corp, 4.5000%, 6/20/28	614,000	605,415
Raymond James Financial Inc, 5.6250%, 4/1/24	841,000	909,387
Raymond James Financial Inc, 3.6250%, 9/15/26	787,000	742,035
Raymond James Financial Inc, 4.9500%, 7/15/46	1,675,000	1,611,353
		10,985,196
Capital Goods – 1.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	268,000	255,270
Ball Corp, 4.3750%, 12/15/20	1,174,000	1,178,402
Eagle Materials Inc, 4.5000%, 8/1/26	132,000	131,123
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	2,760,000	2,804,022
Martin Marietta Materials Inc, 4.2500%, 7/2/24	811,000	820,738
Masonite International Corp, 5.6250%, 3/15/23 (144A)	473,000	458,810
Northrop Grumman Corp, 2.5500%, 10/15/22	1,920,000	1,859,621
Owens Corning, 4.2000%, 12/1/24	651,000	645,773
United Technologies Corp, 3.9500%, 8/16/25	720,000	714,747
Vulcan Materials Co, 4.5000%, 4/1/25	139,000	138,137
Wabtec Corp, 4.1500%, 3/15/24	411,000	397,141
Wabtec Corp, 4.7000%, 9/15/28	810,000	760,118
		10,163,902
Communications – 3.4%
AT&T Inc, 4.7500%, 5/15/46	1,086,000	966,563
BellSouth LLC, 4.3330%, 4/26/19 (144A)	3,393,000	3,403,654
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,318,000	1,318,824
Comcast Corp, 3.1500%, 3/1/26	735,000	703,607
Comcast Corp, 4.2500%, 10/15/30	984,000	995,833
Comcast Corp, 4.6000%, 10/15/38	800,000	808,734
Comcast Corp, 4.9500%, 10/15/58	824,000	839,013
Crown Castle International Corp, 5.2500%, 1/15/23	1,177,000	1,222,159
Crown Castle International Corp, 3.2000%, 9/1/24	1,096,000	1,037,307
T-Mobile USA Inc, 6.3750%, 3/1/25	1,332,000	1,348,597
UBM PLC, 5.7500%, 11/3/20 (144A)	1,726,000	1,767,309
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	1,371,000	1,377,718
Verizon Communications Inc, 2.6250%, 8/15/26	1,982,000	1,797,896
Verizon Communications Inc, 4.3290%, 9/21/28	1,202,000	1,207,684
Viacom Inc, 5.8500%, 9/1/43	1,551,000	1,517,673
Warner Media LLC, 3.6000%, 7/15/25	1,055,000	999,662
		21,312,233
Consumer Cyclical – 2.4%
DR Horton Inc, 3.7500%, 3/1/19	1,051,000	1,050,913
DR Horton Inc, 4.0000%, 2/15/20	251,000	251,444
Ford Motor Co, 4.3460%, 12/8/26	984,000	878,360
Ford Motor Credit Co LLC, 4.6870%, 6/9/25	983,000	912,059
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	212,000	191,207
General Motors Co, 5.0000%, 10/1/28	1,242,000	1,177,515
General Motors Financial Co Inc, 3.1000%, 1/15/19	162,000	161,994
General Motors Financial Co Inc, 4.3500%, 1/17/27	598,000	550,706
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,507,000	1,482,511

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	$1,081,000	$1,005,330
MDC Holdings Inc, 5.5000%, 1/15/24	1,101,000	1,056,960
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	911,000	901,890
MGM Resorts International, 6.7500%, 10/1/20	1,869,000	1,920,397
MGM Resorts International, 6.6250%, 12/15/21	783,000	802,575
MGM Resorts International, 7.7500%, 3/15/22	281,000	298,914
MGM Resorts International, 6.0000%, 3/15/23	141,000	141,705
Service Corp International/US, 5.3750%, 5/15/24	882,000	873,180
Toll Brothers Finance Corp, 5.8750%, 2/15/22	418,000	420,090
Toll Brothers Finance Corp, 4.3750%, 4/15/23	286,000	268,125
Wyndham Destinations Inc, 5.4000%, 4/1/24	512,000	487,680
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	288,000	281,310
		15,114,865
Consumer Non-Cyclical – 2.8%
Becton Dickinson and Co, 2.8940%, 6/6/22	908,000	879,374
Campbell Soup Co, 3.9500%, 3/15/25	797,000	763,890
Campbell Soup Co, 4.1500%, 3/15/28	1,224,000	1,140,201
Campbell Soup Co, 4.8000%, 3/15/48	2,810,000	2,383,027
CVS Health Corp, 4.7500%, 12/1/22	759,000	783,073
CVS Health Corp, 4.1000%, 3/25/25	2,020,000	2,002,272
CVS Health Corp, 4.3000%, 3/25/28	1,098,000	1,075,148
CVS Health Corp, 5.0500%, 3/25/48	953,000	928,129
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	244,000	245,508
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	621,000	620,436
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	579,000	589,522
HCA Inc, 5.6250%, 9/1/28	874,000	843,410
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,034,000	1,044,340
Life Technologies Corp, 6.0000%, 3/1/20	1,195,000	1,228,303
Newell Brands Inc, 5.0000%, 11/15/23	938,000	954,356
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	167,000	147,680
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	945,000	813,826
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,222,000	1,225,204
		17,667,699
Electric – 0.8%
Duke Energy Corp, 2.4000%, 8/15/22	813,000	781,034
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	261,000	241,425
NRG Energy Inc, 7.2500%, 5/15/26	1,530,000	1,593,112
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,336,000	1,379,463
Southern Co, 2.9500%, 7/1/23	1,222,000	1,180,601
		5,175,635
Energy – 4.0%
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	1,136,000	1,072,441
Cheniere Energy Partners LP, 5.6250%, 10/1/26 (144A)	1,616,000	1,510,960
Continental Resources Inc/OK, 5.0000%, 9/15/22	2,091,000	2,076,060
Continental Resources Inc/OK, 4.5000%, 4/15/23	1,754,000	1,726,147
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	267,000	263,663
Enbridge Energy Partners LP, 5.8750%, 10/15/25	508,000	550,620
Energy Transfer LP, 4.2500%, 3/15/23	943,000	907,638
Energy Transfer LP, 5.8750%, 1/15/24	1,015,000	1,036,193
Energy Transfer LP, 5.5000%, 6/1/27	106,000	103,350
Energy Transfer Operating LP, 4.9500%, 6/15/28	548,000	537,248
Energy Transfer Operating LP, 6.1250%, 12/15/45	403,000	394,573
Energy Transfer Operating LP, 6.0000%, 6/15/48	1,882,000	1,834,914
EnLink Midstream Partners LP, 4.1500%, 6/1/25	1,527,000	1,377,238
EnLink Midstream Partners LP, 4.8500%, 7/15/26	1,934,000	1,744,854
EQM Midstream Partners LP, 4.7500%, 7/15/23	134,000	133,372
EQM Midstream Partners LP, 4.0000%, 8/1/24	458,000	438,176
EQT Midstream Partners LP, 5.5000%, 7/15/28	1,966,000	1,926,601

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	$728,000	$748,501
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	84,000	87,986
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	134,000	131,554
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	376,000	372,831
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	250,000	239,274
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	214,000	217,727
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	1,356,000	1,328,880
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	608,000	573,040
NuStar Logistics LP, 5.6250%, 4/28/27	1,029,000	959,542
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	1,928,000	1,896,930
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	533,000	513,650
		24,703,963
Financial Institutions – 0.6%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,121,000	2,142,399
Kennedy-Wilson Inc, 5.8750%, 4/1/24	1,702,000	1,591,370
		3,733,769
Insurance – 1.1%
Aetna Inc, 2.8000%, 6/15/23	804,000	764,563
Centene Corp, 4.7500%, 5/15/22	124,000	122,450
Centene Corp, 6.1250%, 2/15/24	1,068,000	1,093,365
Centene Corp, 4.7500%, 1/15/25	1,226,000	1,170,830
Cigna Corp, 3.4000%, 9/17/21 (144A)	250,000	249,421
Cigna Corp, 3.7500%, 7/15/23 (144A)	1,019,000	1,015,544
Cigna Corp, 4.3750%, 10/15/28 (144A)	478,000	480,959
WellCare Health Plans Inc, 5.2500%, 4/1/25	1,083,000	1,042,387
WellCare Health Plans Inc, 5.3750%, 8/15/26 (144A)	697,000	672,605
		6,612,124
Natural Gas – 0.2%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.9363%, 1/15/21‡	1,335,000	1,312,580
Owned No Guarantee – 0.3%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	636,000	631,304
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	607,000	598,684
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	200,000	192,734
Syngenta Finance NV, 4.8920%, 4/24/25 (144A)	271,000	256,351
		1,679,073
Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	439,000	435,521
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,162,000	2,225,577
Reckson Operating Partnership LP, 7.7500%, 3/15/20	1,681,000	1,758,779
Senior Housing Properties Trust, 6.7500%, 4/15/20	456,000	462,816
Senior Housing Properties Trust, 6.7500%, 12/15/21	533,000	558,480
		5,441,173
Technology – 4.0%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	1,305,000	1,178,599
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,887,000	2,912,391
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	2,449,000	2,461,187
Fidelity National Information Services Inc, 3.6250%, 10/15/20	508,000	510,218
Fidelity National Information Services Inc, 4.5000%, 10/15/22	601,000	618,975
Marvell Technology Group Ltd, 4.2000%, 6/22/23	619,000	617,170
Marvell Technology Group Ltd, 4.8750%, 6/22/28	700,000	682,411
Total System Services Inc, 3.8000%, 4/1/21	963,000	962,774
Total System Services Inc, 4.8000%, 4/1/26	2,691,000	2,713,188
Trimble Inc, 4.7500%, 12/1/24	3,448,000	3,476,248
Trimble Inc, 4.9000%, 6/15/28	3,385,000	3,334,903
Verisk Analytics Inc, 4.8750%, 1/15/19	901,000	901,314
Verisk Analytics Inc, 5.8000%, 5/1/21	2,506,000	2,634,346
Verisk Analytics Inc, 4.1250%, 9/12/22	1,053,000	1,066,635

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Verisk Analytics Inc, 5.5000%, 6/15/45	$1,088,000	$1,102,671
		25,173,030
Total Corporate Bonds (cost $192,454,050)		187,859,364
Mortgage-Backed Securities – 24.1%
Fannie Mae Pool:
6.0000%, 2/1/37	142,316	157,276
4.5000%, 9/1/37	1,039,106	1,085,137
4.5000%, 10/1/37	547,934	572,442
4.5000%, 5/1/38	637,151	665,624
4.5000%, 7/1/38	833,659	870,915
3.5000%, 10/1/42	680,951	686,026
4.5000%, 11/1/42	339,513	355,769
3.5000%, 12/1/42	1,560,981	1,570,715
3.0000%, 2/1/43	54,445	53,533
3.5000%, 2/1/43	2,125,223	2,138,445
3.5000%, 2/1/43	397,404	399,880
3.5000%, 3/1/43	1,201,672	1,209,081
3.5000%, 4/1/43	570,399	573,950
3.0000%, 5/1/43	201,515	198,137
3.5000%, 4/1/44	796,302	802,517
5.0000%, 7/1/44	951,647	1,018,741
4.5000%, 10/1/44	697,780	733,879
3.5000%, 2/1/45	2,059,456	2,072,308
4.5000%, 3/1/45	1,140,100	1,199,071
4.5000%, 6/1/45	657,303	687,375
3.0000%, 10/1/45	378,024	369,026
3.0000%, 10/1/45	237,669	232,011
3.5000%, 12/1/45	683,672	688,588
4.5000%, 2/1/46	1,330,931	1,394,313
3.5000%, 7/1/46	1,352,512	1,358,048
4.0000%, 10/1/46	55,559	56,878
3.0000%, 11/1/46	295,438	288,882
3.0000%, 11/1/46	285,572	279,231
3.0000%, 2/1/47	2,042,914	2,010,905
4.0000%, 5/1/47	417,503	426,073
4.5000%, 5/1/47	225,000	236,000
4.5000%, 5/1/47	184,889	193,362
4.5000%, 5/1/47	184,235	192,679
4.5000%, 5/1/47	134,726	141,412
4.5000%, 5/1/47	130,123	136,087
4.5000%, 5/1/47	108,713	113,998
4.5000%, 5/1/47	63,542	66,454
4.5000%, 5/1/47	45,443	47,622
4.5000%, 5/1/47	42,403	44,433
4.0000%, 6/1/47	231,175	236,336
4.0000%, 6/1/47	116,907	119,312
4.0000%, 6/1/47	112,252	114,759
4.0000%, 6/1/47	54,028	55,137
4.5000%, 6/1/47	796,843	833,364
4.5000%, 6/1/47	79,711	83,534
4.0000%, 7/1/47	199,510	203,965
4.0000%, 7/1/47	185,678	189,824
4.0000%, 7/1/47	80,994	82,802
4.0000%, 7/1/47	55,958	57,207
4.5000%, 7/1/47	571,814	598,022
4.5000%, 7/1/47	511,077	534,501
4.5000%, 7/1/47	500,888	523,845
4.5000%, 7/1/47	150,552	157,109
3.5000%, 8/1/47	600,585	601,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/47	$1,033,522	$1,054,195
4.0000%, 8/1/47	341,876	349,510
4.0000%, 8/1/47	212,321	217,062
4.0000%, 8/1/47	90,344	92,144
4.5000%, 8/1/47	684,270	715,632
4.5000%, 8/1/47	178,558	186,742
4.0000%, 9/1/47	86,049	87,970
4.5000%, 9/1/47	596,797	624,151
4.5000%, 9/1/47	445,472	465,891
4.5000%, 9/1/47	414,343	433,335
3.5000%, 10/1/47	2,613,245	2,614,231
4.0000%, 10/1/47	453,337	463,459
4.0000%, 10/1/47	386,650	395,283
4.0000%, 10/1/47	373,179	381,512
4.0000%, 10/1/47	237,156	242,452
4.0000%, 10/1/47	207,932	212,575
4.5000%, 10/1/47	105,564	110,402
4.5000%, 10/1/47	48,466	50,688
4.0000%, 11/1/47	890,658	909,813
4.0000%, 11/1/47	572,282	583,685
4.0000%, 11/1/47	568,332	581,022
4.0000%, 11/1/47	176,818	180,766
4.5000%, 11/1/47	509,600	532,958
4.5000%, 11/1/47	76,858	80,206
3.5000%, 12/1/47	829,945	832,645
3.5000%, 12/1/47	176,592	176,907
4.0000%, 12/1/47	1,119,814	1,142,128
3.5000%, 1/1/48	614,626	616,993
3.5000%, 1/1/48	256,941	257,624
4.0000%, 1/1/48	2,146,959	2,189,721
4.0000%, 1/1/48	2,096,916	2,145,956
4.0000%, 1/1/48	1,997,515	2,043,035
4.0000%, 1/1/48	211,505	216,831
4.5000%, 2/1/48	128,065	132,691
4.5000%, 2/1/48	102,359	106,056
3.5000%, 3/1/48	363,259	364,658
4.0000%, 3/1/48	880,681	901,304
4.0000%, 3/1/48	186,683	191,382
4.5000%, 3/1/48	668,048	700,827
4.0000%, 4/1/48	399,128	409,238
4.5000%, 4/1/48	514,048	539,825
4.5000%, 4/1/48	230,924	239,265
4.5000%, 4/1/48	178,625	185,077
4.5000%, 4/1/48	173,213	179,470
4.5000%, 4/1/48	106,402	111,032
4.5000%, 4/1/48	84,794	87,857
4.0000%, 5/1/48	2,098,907	2,140,714
4.0000%, 5/1/48	1,735,012	1,769,591
4.5000%, 5/1/48	407,854	426,706
4.5000%, 5/1/48	355,409	372,303
4.0000%, 6/1/48	828,947	845,460
4.0000%, 6/1/48	713,800	728,019
4.5000%, 6/1/48	396,118	413,420
4.0000%, 7/1/48	4,873,529	4,970,612
4.0000%, 8/1/48	260,525	265,715
4.0000%, 9/1/48	294,330	300,194
3.5000%, 8/1/56	3,173,149	3,165,005
3.0000%, 2/1/57	1,954,747	1,889,221

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 2/1/57	$3,258,171	$3,249,809
		75,590,823
Freddie Mac Gold Pool:
4.5000%, 5/1/38	1,416,504	1,474,280
4.5000%, 8/1/38	919,180	959,744
4.5000%, 10/1/38	151,116	157,785
4.5000%, 11/1/38	1,015,681	1,060,507
6.0000%, 4/1/40	224,808	249,571
3.5000%, 2/1/43	600,086	603,566
3.5000%, 2/1/44	859,256	864,238
4.5000%, 5/1/44	659,917	691,721
3.0000%, 1/1/45	832,789	816,284
4.0000%, 2/1/46	594,147	609,630
4.0000%, 5/1/46	403,589	413,389
3.5000%, 7/1/46	2,590,326	2,604,999
3.5000%, 7/1/46	520,661	521,486
3.0000%, 10/1/46	2,448,800	2,390,111
3.0000%, 12/1/46	4,426,127	4,319,997
3.5000%, 2/1/47	1,903,712	1,909,291
3.0000%, 9/1/47	4,403,747	4,298,175
3.5000%, 9/1/47	2,128,451	2,132,600
3.5000%, 9/1/47	612,766	613,414
3.5000%, 10/1/47	1,733,261	1,733,753
3.5000%, 11/1/47	693,604	694,394
3.5000%, 12/1/47	2,497,823	2,505,401
3.5000%, 12/1/47	489,836	491,505
3.5000%, 2/1/48	243,035	243,305
3.5000%, 2/1/48	239,975	240,507
3.5000%, 3/1/48	469,009	469,025
4.0000%, 3/1/48	570,286	583,488
4.0000%, 4/1/48	2,540,709	2,590,665
4.0000%, 4/1/48	681,215	696,575
4.0000%, 5/1/48	2,341,052	2,387,422
4.0000%, 5/1/48	1,223,733	1,247,859
4.0000%, 6/1/48	2,766,556	2,821,214
4.0000%, 6/1/48	592,153	603,836
4.5000%, 7/1/48	1,027,224	1,064,059
4.0000%, 8/1/48	2,518,086	2,581,206
4.5000%, 8/1/48	5,340,113	5,530,011
4.5000%, 8/1/48	611,164	633,081
5.0000%, 9/1/48	145,144	152,082
		53,960,176
Ginnie Mae I Pool:
4.5000%, 9/15/40	416,527	435,930
4.5000%, 5/15/41	385,534	402,460
4.0000%, 1/15/45	2,388,031	2,462,613
4.5000%, 8/15/46	2,760,576	2,890,832
4.0000%, 7/15/47	1,539,571	1,579,463
4.0000%, 8/15/47	327,599	336,072
4.0000%, 11/15/47	481,256	494,261
4.0000%, 12/15/47	641,317	658,670
		9,260,301
Ginnie Mae II Pool:
4.0000%, 8/20/47	247,090	254,674
4.0000%, 8/20/47	60,211	61,816
4.0000%, 8/20/47	45,895	47,307
4.5000%, 5/20/48	1,194,304	1,250,042
4.5000%, 5/20/48	285,533	298,859
5.0000%, 7/20/48	2,352,414	2,449,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
4.5000%, 8/20/48	$2,376,928	$2,461,366
4.5000%, 12/20/48	1,627,000	1,687,085
5.0000%, 12/20/48	2,905,375	3,032,331
		11,542,926
Total Mortgage-Backed Securities (cost $152,137,018)		150,354,226
United States Treasury Notes/Bonds – 27.4%
2.7500%, 11/30/20	5,612,000	5,636,372
2.8750%, 10/15/21	2,476,000	2,501,895
2.7500%, 5/31/23	3,195,000	3,229,831
2.8750%, 9/30/23	15,702,000	15,956,558
2.8750%, 10/31/23	14,028,000	14,260,738
2.8750%, 11/30/23	9,648,000	9,815,496
2.6250%, 3/31/25	1,025,000	1,028,243
2.8750%, 11/30/25	12,000	12,221
2.7500%, 2/15/28	1,708,000	1,718,084
2.8750%, 8/15/28	14,768,000	15,006,878
3.1250%, 11/15/28	41,305,000	42,874,136
3.6250%, 2/15/44	1,689,000	1,874,211
3.0000%, 5/15/47	2,702,000	2,695,166
2.7500%, 8/15/47	5,270,000	5,000,034
2.7500%, 11/15/47	14,053,000	13,320,887
3.0000%, 2/15/48	5,679,000	5,658,484
3.1250%, 5/15/48	2,940,000	3,000,979
3.0000%, 8/15/48	11,454,000	11,419,567
3.3750%, 11/15/48	15,420,000	16,517,417
Total United States Treasury Notes/Bonds (cost $167,307,510)		171,527,197
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£ (cost $3,199,600)	3,199,600	3,199,600
Total Investments (total cost $624,505,422) – 99.3%		620,632,482
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		4,618,513
Net Assets – 100%		$625,250,995

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$586,516,541	94.5%
Cayman Islands	24,591,794	4.0
United Kingdom	3,146,772	0.5
Switzerland	1,679,073	0.3
Germany	1,659,028	0.3
Canada	1,515,019	0.2
Israel	961,506	0.2
South Africa	307,479	0.0
Ireland	255,270	0.0

Total	$620,632,482	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 0.5%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	$2,625∆	$-	$-	$-
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	616,391	-	-	3,199,600
Total Affiliated Investments - 0.5%	$619,016	$-	$-	$3,199,600

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 0.5%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	-	112,849,620	(112,849,620)	-
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	45,272,152	531,029,047	(573,101,599)	3,199,600

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2018 is $104,286,690, which represents 16.7% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.5063%, 11/25/50	11/29/17	$414,000	$412,932	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 3.3063%, 11/25/50	11/29/2017 - 3/23/18	2,069,254	2,062,712	0.3
Moffett Towers Phase II, ICE LIBOR USD 3 Month + 2.8000%, 5.2560%, 6/15/21	6/25/2018 - 12/4/18	2,682,892	2,675,480	0.4
Total		$5,166,146	$5,151,124	0.8%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2018. The issuer incurs all registration costs.

18	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$84,341,027	$-
Bank Loans and Mezzanine Loans	-	23,351,068	-
Corporate Bonds	-	187,859,364	-
Mortgage-Backed Securities	-	150,354,226	-
United States Treasury Notes/Bonds	-	171,527,197	-
Investment Companies	-	3,199,600	-
Total Assets	$-	$620,632,482	$-

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)	$617,432,882
Affiliated investments, at value(2)	3,199,600
Cash	515,735
Non-interested Trustees' deferred compensation	15,161
Receivables:
Investments sold	4,720,695
Interest	4,246,854
Portfolio shares sold	445,646
Dividends from affiliates	9,901
Other assets	3,036
Total Assets	630,589,510
Liabilities:
Payables:	—
Investments purchased	3,807,513
Portfolio shares repurchased	919,304
Advisory fees	272,586
12b-1 Distribution and shareholder servicing fees	84,089
Professional fees	39,759
Transfer agent fees and expenses	28,841
Non-interested Trustees' deferred compensation fees	15,161
Non-interested Trustees' fees and expenses	4,732
Custodian fees	3,165
Affiliated portfolio administration fees payable	1,368
Accrued expenses and other payables	161,997
Total Liabilities	5,338,515
Net Assets	$625,250,995
Net Assets Consist of:
Capital (par value and paid-in surplus)	$654,177,946
Total distributable earnings (loss)	(28,926,951)
Total Net Assets	$625,250,995
Net Assets - Institutional Shares	$240,426,901
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,451,113
Net Asset Value Per Share	$11.21
Net Assets - Service Shares	$384,824,094
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,458,592
Net Asset Value Per Share	$12.23

(1) Includes cost of $621,305,822. (2) Includes cost of $3,199,600.

See Notes to Financial Statements.

20	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Interest	$22,245,188
Dividends from affiliates	616,391
Affiliated securities lending income, net	2,625
Other income	104,936
Total Investment Income	22,969,140
Expenses:
Advisory fees	3,249,730
12b-1 Distribution and shareholder servicing fees:
Service Shares	973,030
Transfer agent administrative fees and expenses:
Institutional Shares	133,142
Service Shares	194,606
Other transfer agent fees and expenses:
Institutional Shares	7,646
Service Shares	6,306
Shareholder reports expense	119,503
Professional fees	58,088
Affiliated portfolio administration fees	23,063
Registration fees	23,058
Custodian fees	22,276
Non-interested Trustees’ fees and expenses	18,961
Other expenses	164,710
Total Expenses	4,994,119
Net Investment Income/(Loss)	17,975,021
Net Realized Gain/(Loss) on Investments:
Investments	(18,429,882)
Total Net Realized Gain/(Loss) on Investments	(18,429,882)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(7,934,492)
Total Change in Unrealized Net Appreciation/Depreciation	(7,934,492)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,389,353)

See Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$17,975,021	$17,147,693
Net realized gain/(loss) on investments	(18,429,882)	1,927,983
Change in unrealized net appreciation/depreciation	(7,934,492)	5,918,589
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,389,353)	24,994,265
Dividends and Distributions to Shareholders(1)
Institutional Shares	(8,145,523)	N/A
Service Shares	(10,421,559)	N/A
Total Dividends and Distributions to Shareholders	(18,567,082)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(9,202,522)
Service Shares	N/A	(10,135,006)
Total Dividends from Net Investment Income	N/A	(19,337,528)
Net Decrease from Dividends and Distributions to Shareholders	(18,567,082)	(19,337,528)
Capital Share Transactions:
Institutional Shares	(40,394,387)	(45,488,748)
Service Shares	(2,892,011)	(1,068,449)
Net Increase/(Decrease) from Capital Share Transactions	(43,286,398)	(46,557,197)
Net Increase/(Decrease) in Net Assets	(70,242,833)	(40,900,460)
Net Assets:
Beginning of period	695,493,828	736,394,288
End of period(2)	$625,250,995	$695,493,828

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $3,349,745 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

22	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.69	$11.62	$11.67		$11.98	$11.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.30	0.28		0.28	0.33
Net realized and unrealized gain/(loss)	(0.45)	0.12	0.01		(0.25)	0.25
Total from Investment Operations	(0.12)	0.42	0.29		0.03	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.35)	(0.34)		(0.28)	(0.42)
Distributions (from capital gains)	—	—	—		(0.06)	—
Total Dividends and Distributions	(0.36)	(0.35)	(0.34)		(0.34)	(0.42)
Net Asset Value, End of Period	$11.21	$11.69	$11.62		$11.67	$11.98
Total Return*	(1.00)%	3.62%	2.46%		0.22%	4.94%
Net Assets, End of Period (in thousands)	$240,427	$292,251	$335,208		$355,569	$363,977
Average Net Assets for the Period (in thousands)	$266,429	$319,492	$350,120		$347,338	$345,064
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.60%	0.58%		0.57%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.60%	0.58%		0.57%	0.58%
Ratio of Net Investment Income/(Loss)	2.88%	2.51%	2.31%		2.33%	2.74%
Portfolio Turnover Rate	238%(2)	130%(2)	112%		111%	144%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.73	$12.63	$12.66	$12.98	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.29	0.27	0.27	0.32
Net realized and unrealized gain/(loss)	(0.50)	0.13	0.01	(0.27)	0.28
Total from Investment Operations	(0.17)	0.42	0.28	—	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.32)	(0.31)	(0.26)	(0.40)
Distributions (from capital gains)	—	—	—	(0.06)	—
Total Dividends and Distributions	(0.33)	(0.32)	(0.31)	(0.32)	(0.40)
Net Asset Value, End of Period	$12.23	$12.73	$12.63	$12.66	$12.98
Total Return*	(1.29)%	3.35%	2.22%	(0.06)%	4.69%
Net Assets, End of Period (in thousands)	$384,824	$403,243	$401,186	$303,873	$207,850
Average Net Assets for the Period (in thousands)	$389,260	$402,544	$383,710	$250,537	$146,672
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.85%	0.83%	0.82%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.85%	0.83%	0.82%	0.84%
Ratio of Net Investment Income/(Loss)	2.64%	2.27%	2.06%	2.09%	2.49%
Portfolio Turnover Rate	238%(2)	130%(2)	112%	111%	144%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

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Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In

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other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks,

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corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2018.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially

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the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

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Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio.

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Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $43,086,456 in purchases and $29,100,979 in sales, resulting in a net realized loss of $424,002. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,379,701	$ -	$ (26,436,027)	$ -	$ -	$ (15,159)	$ (5,855,466)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(22,717,558)	$(3,718,469)	$ (26,436,027)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 626,487,948	$ 4,193,357	$(10,048,823)	$ (5,855,466)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,567,082	$ -	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,337,528	$ -	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 606,859	$ (606,859)

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	2,289,421	$ 26,034,627	3,453,758	$ 40,639,685
Reinvested dividends and distributions	725,542	8,145,523	785,137	9,202,522
Shares repurchased	(6,562,712)	(74,574,537)	(8,082,750)	(95,330,955)
Net Increase/(Decrease)	(3,547,749)	$(40,394,387)	(3,843,855)	$(45,488,748)
Service Shares:
Shares sold	6,052,211	$ 75,073,739	6,337,426	$ 81,111,460
Reinvested dividends and distributions	851,192	10,421,559	794,338	10,135,006
Shares repurchased	(7,120,496)	(88,387,309)	(7,219,792)	(92,314,915)
Net Increase/(Decrease)	(217,093)	$ (2,892,011)	(88,028)	$ (1,068,449)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$516,252,511	$ 624,778,374	$ 966,576,565	$ 861,538,040

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Flexible Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15 - Present	Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15 - Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	5/07-Present	Head of U.S. Fundamental Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	DECEMBER 31, 2018

Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81114 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2018, Janus Henderson VIT Forty Portfolio’s Institutional Shares and Service Shares returned 1.98% and 1.72%, respectively, versus a return of -1.51% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned -4.38% for the period.

INVESTMENT ENVIRONMENT

U.S. equities were volatile and lost ground during the year. While corporate earnings growth was solid, global trade tensions and the prospect of rising interest rates weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth. The energy and materials sectors suffered the steepest losses within the index.

PERFORMANCE DISCUSSION

The Portfolio outperformed both its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable, competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This year we saw a number of companies in our Portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Salesforce was our top contributor to performance during the year. Strong revenue growth and continued appreciation for its business model have driven the stock higher. We continue to like Salesforce’s position as a leader in cloud-based enterprise software, and believe it will benefit as marketing and sales departments move more functions from on-premises software to the cloud, and as the company moves into new adjacencies beyond sales and marketing departments.

Mastercard was another top contributor. The stock is a longtime holding in which we continue to see its thesis play out. Our long-term view is that payments companies such as Mastercard are poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. Several quarters of strong revenue and earnings growth only confirm our point of view.

Amazon also made meaningful contributions to performance. Strong earnings growth has helped reaffirm its powerful, secular growth potential. Amazon is another longtime holding in our Portfolio and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

While pleased with the results of most companies in our Portfolio, we still held stocks that detracted from

Janus Aspen Series	1

Janus Henderson VIT Forty Portfolio (unaudited)

performance. Nvidia was one of our largest detractors. The stock declined after the company reported earnings below consensus expectations. We continue to like Nvidia’s long-term outlook, however. The company is a leading supplier of graphics processing units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

Biotechnology stock Celgene also fell during the period. The biotechnology company faced a few headwinds this year including management turnover, and news that the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, ozanimod. Although the news was an unwelcome setback, phase 3 data for the drug was promising, and the company reports that another pivotal trial will not be needed. We still think ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. We also do not feel the market is giving Celgene enough credit for the cash-flow-generation potential of its blood cancer treatment, Revlimid, or the potential of other products in its pipeline.

Facebook was another detractor. Concerns about increased regulatory scrutiny after users have abused the platform have been an overhang for the stock. We expect expense growth to remain elevated as the company addresses these concerns, but continue to own a small position in the company.

OUTLOOK

While global economic growth is slowing, we believe U.S. consumer strength will continue to support the domestic economy in early 2019. For U.S. workers, wage growth remains strong. Lower-wage earners have particularly benefited from a tight labor market, and are experiencing their best income growth in at least a decade. Meanwhile, the benefits of tax reform won’t hit most consumers’ pockets until they receive tax refunds in 2019.

While we believe U.S. consumer spending will continue to support the domestic economy, we are not naïve to risks. Rising interest rates are beginning to affect cyclical segments of the economy and heightened trade tensions present another headwind for growth. But after a market sell-off in the fourth quarter, valuations already reflect many of these concerns.

In our view, the recent sell-off has left valuations more attractive than at any point in at least a few years. This is particularly true for stocks tied to many secular growth trends, which sold off more sharply as some investors holding these stocks were forced to sell positions to deleverage portfolios. We’ve used that volatility as a buying opportunity, and selectively added to position sizes of several secular growth companies.

In prior letters, we’ve mentioned some of the secular trends represented in our Portfolio: the shift from traditional brick and mortar shopping to online spending, the switch of enterprise software from on-premises to the cloud, a proliferation of connected devices in the home and business, the shift in autos from the combustible engine to electronic vehicles and a growing global middle class, to name a few. While many of these themes are well known, they are still nascent in their development, and should continue to push forward regardless of the economic backdrop. We remain focused on our companies’ long-term growth potential as these themes progress.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	salesforce.com Inc	1.64%	Apple Inc	-1.19%
	Mastercard Inc	1.40%	NVIDIA Corp	-1.06%
	Amazon.com Inc	1.38%	Celgene Corp	-1.05%
	Microsoft Corp	1.06%	Bank of America Corp	-0.52%
	Boston Scientific Corp	0.99%	Facebook Inc	-0.49%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.46%	5.70%	12.22%
	Consumer Discretionary	1.34%	14.95%	17.53%
	Information Technology	0.95%	40.87%	37.99%
	Real Estate	0.32%	2.02%	2.22%
	Energy	0.30%	0.00%	0.87%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.10%	9.66%	3.91%
	Communication Services	-0.10%	2.72%	3.46%
	Utilities	0.00%	0.00%	0.01%
	Other**	0.11%	2.92%	0.00%
	Health Care	0.15%	16.31%	13.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Interactive Media & Services	6.9%
Microsoft Corp
Software	6.4%
Mastercard Inc
Information Technology Services	5.7%
Amazon.com Inc
Internet & Direct Marketing Retail	5.2%
salesforce.com Inc
Software	4.8%
29.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	3.5%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

4	DECEMBER 31, 2018

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	1.98%	10.63%	14.68%	10.98%	0.82%
Service Shares	1.72%	10.35%	14.40%	10.67%	1.06%
Russell 1000 Growth Index	-1.51%	10.40%	15.29%	7.22%
S&P 500 Index	-4.38%	8.49%	13.12%	7.42%
Morningstar Quartile - Institutional Shares	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	214/1440	147/1322	331/1131	11/621

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

6	DECEMBER 31, 2018

Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$916.20	$3.33	$1,000.00	$1,021.73	$3.52	0.69%
Service Shares	$1,000.00	$914.70	$4.54	$1,000.00	$1,020.47	$4.79	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 96.8%
Aerospace & Defense – 5.0%
Boeing Co	72,073	$23,243,542
Harris Corp	95,008	12,792,827
		36,036,369
Banks – 2.6%
Bank of America Corp	759,527	18,714,745
Biotechnology – 2.4%
Celgene Corp*	181,154	11,610,160
Regeneron Pharmaceuticals Inc*	14,858	5,549,463
		17,159,623
Capital Markets – 5.6%
Charles Schwab Corp	363,897	15,112,642
Intercontinental Exchange Inc	334,285	25,181,689
		40,294,331
Chemicals – 4.0%
Air Products & Chemicals Inc	76,619	12,262,871
Sherwin-Williams Co	41,967	16,512,336
		28,775,207
Construction Materials – 1.2%
Vulcan Materials Co	85,022	8,400,174
Electronic Equipment, Instruments & Components – 0.8%
TE Connectivity Ltd	74,904	5,664,990
Entertainment – 2.6%
Live Nation Entertainment Inc*	151,779	7,475,116
Netflix Inc*	42,748	11,441,930
		18,917,046
Equity Real Estate Investment Trusts (REITs) – 2.5%
American Tower Corp	112,448	17,788,149
Health Care Equipment & Supplies – 8.7%
Abbott Laboratories	111,138	8,038,612
Boston Scientific Corp*	638,021	22,547,662
Edwards Lifesciences Corp*	77,489	11,868,990
Intuitive Surgical Inc*	41,356	19,806,216
		62,261,480
Health Care Providers & Services – 2.2%
Humana Inc	56,234	16,109,916
Hotels, Restaurants & Leisure – 1.9%
Starbucks Corp	215,641	13,887,280
Information Technology Services – 8.7%
Mastercard Inc	218,544	41,228,326
Pagseguro Digital Ltd*	213,662	4,001,889
PayPal Holdings Inc*	202,009	16,986,937
		62,217,152
Interactive Media & Services – 7.7%
Alphabet Inc - Class C*	48,187	49,902,939
Facebook Inc*	41,581	5,450,853
		55,353,792
Internet & Direct Marketing Retail – 6.4%
Alibaba Group Holding Ltd (ADR)*	60,526	8,296,299
Amazon.com Inc*	25,027	37,589,803
		45,886,102
Pharmaceuticals – 6.0%
Allergan PLC	112,669	15,059,339
Merck & Co Inc	201,874	15,425,192
Zoetis Inc	150,402	12,865,387
		43,349,918
Professional Services – 1.0%
CoStar Group Inc*	21,347	7,201,197

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Road & Rail – 1.3%
Union Pacific Corp	67,864	$9,380,841
Semiconductor & Semiconductor Equipment – 6.5%
ASML Holding NV	101,094	15,732,248
NVIDIA Corp	84,069	11,223,212
Texas Instruments Inc	210,780	19,918,710
		46,874,170
Software – 14.2%
Adobe Inc*	52,452	11,866,740
Intuit Inc	52,605	10,355,294
Microsoft Corp	451,114	45,819,649
salesforce.com Inc*	249,866	34,224,146
		102,265,829
Specialty Retail – 2.3%
Home Depot Inc	97,017	16,669,461
Technology Hardware, Storage & Peripherals – 1.4%
Apple Inc	65,088	10,266,981
Textiles, Apparel & Luxury Goods – 1.8%
NIKE Inc	174,486	12,936,392
Total Common Stocks (cost $523,472,608)		696,411,145
Investment Companies – 3.5%
Money Markets – 3.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£ (cost $25,348,887)	25,348,887	25,348,887
Total Investments (total cost $548,821,495) – 100.3%		721,760,032
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,306,927)
Net Assets – 100%		$719,453,105

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$693,729,596	96.1%
Netherlands	15,732,248	2.2
China	8,296,299	1.1
Brazil	4,001,889	0.6

Total	$721,760,032	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 3.5%
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	$415,295	$-	$-	$25,348,887

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 3.5%
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	38,903,503	207,897,384	(221,452,000)	25,348,887

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$696,411,145	$-	$-
Investment Companies	-	25,348,887	-
Total Assets	$696,411,145	$25,348,887	$-

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Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)	$696,411,145
Affiliated investments, at value(2)	25,348,887
Non-interested Trustees' deferred compensation	17,442
Receivables:
Dividends	369,971
Portfolio shares sold	121,866
Dividends from affiliates	47,556
Other assets	7,309
Total Assets	722,324,176
Liabilities:
Due to custodian	36,869
Payables:	—
Investments purchased	1,641,697
Portfolio shares repurchased	512,719
Advisory fees	362,912
12b-1 Distribution and shareholder servicing fees	96,093
Transfer agent fees and expenses	34,152
Professional fees	29,844
Non-interested Trustees' deferred compensation fees	17,442
Non-interested Trustees' fees and expenses	6,215
Custodian fees	2,701
Affiliated portfolio administration fees payable	1,617
Accrued expenses and other payables	128,810
Total Liabilities	2,871,071
Net Assets	$719,453,105
Net Assets Consist of:
Capital (par value and paid-in surplus)	$477,105,533
Total distributable earnings (loss)	242,347,572
Total Net Assets	$719,453,105
Net Assets - Institutional Shares	$292,131,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,299,342
Net Asset Value Per Share	$35.20
Net Assets - Service Shares	$427,321,484
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,889,490
Net Asset Value Per Share	$33.15

(1) Includes cost of $523,472,608. (2) Includes cost of $25,348,887.

See Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Forty Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$6,732,487
Dividends from affiliates	415,295
Foreign tax withheld	(29,743)
Total Investment Income	7,118,039
Expenses:
Advisory fees	5,042,172
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,218,577
Transfer agent administrative fees and expenses:
Institutional Shares	163,945
Service Shares	243,715
Other transfer agent fees and expenses:
Institutional Shares	9,218
Service Shares	7,827
Shareholder reports expense	88,177
Professional fees	47,380
Affiliated portfolio administration fees	28,766
Non-interested Trustees’ fees and expenses	24,540
Registration fees	23,035
Custodian fees	13,571
Other expenses	75,400
Total Expenses	6,986,323
Net Investment Income/(Loss)	131,716
Net Realized Gain/(Loss) on Investments:
Investments	69,559,947
Total Net Realized Gain/(Loss) on Investments	69,559,947
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(50,240,415)
Total Change in Unrealized Net Appreciation/Depreciation	(50,240,415)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,451,248

See Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$131,716	$(731,720)
Net realized gain/(loss) on investments	69,559,947	115,587,643
Change in unrealized net appreciation/depreciation	(50,240,415)	79,778,500
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,451,248	194,634,423
Dividends and Distributions to Shareholders(1)
Institutional Shares	(44,744,555)	N/A
Service Shares	(70,046,355)	N/A
Total Dividends and Distributions to Shareholders	(114,790,910)	N/A
Distributions from Net Realized Gain from Investment Transactions(1)
Institutional Shares	N/A	(15,738,032)
Service Shares	N/A	(24,926,390)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(40,664,422)
Net Decrease from Dividends and Distributions to Shareholders	(114,790,910)	(40,664,422)
Capital Share Transactions:
Institutional Shares	19,835,832	(8,524,718)
Service Shares	18,730,103	(56,736,961)
Net Increase/(Decrease) from Capital Share Transactions	38,565,935	(65,261,679)
Net Increase/(Decrease) in Net Assets	(56,773,727)	88,708,322
Net Assets:
Beginning of period	776,226,832	687,518,510
End of period(2)	$719,453,105	$776,226,832

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(14,921) as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$39.76	$32.19	$36.37		$40.27	$53.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.02	0.05		0.03	0.03
Net realized and unrealized gain/(loss)	1.31	9.58	0.58		4.77	3.08
Total from Investment Operations	1.38	9.60	0.63		4.80	3.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	(0.09)
Distributions (from capital gains)	(5.94)	(2.03)	(4.81)		(8.70)	(16.09)
Total Dividends and Distributions	(5.94)	(2.03)	(4.81)		(8.70)	(16.18)
Net Asset Value, End of Period	$35.20	$39.76	$32.19		$36.37	$40.27
Total Return*	1.98%	30.31%	2.20%		12.22%	8.73%
Net Assets, End of Period (in thousands)	$292,132	$309,258	$257,009		$295,725	$299,546
Average Net Assets for the Period (in thousands)	$327,962	$297,125	$273,374		$298,904	$307,359
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.82%	0.72%		0.69%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.82%	0.72%		0.69%	0.57%
Ratio of Net Investment Income/(Loss)	0.17%	0.05%	0.15%		0.08%	0.07%
Portfolio Turnover Rate	41%	39%	53%		55%	46%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.84	$30.79	$35.08	$39.21	$52.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.07)	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain/(loss)	1.28	9.15	0.55	4.63	2.99
Total from Investment Operations	1.25	9.08	0.52	4.57	2.92
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)
Distributions (from capital gains)	(5.94)	(2.03)	(4.81)	(8.70)	(16.09)
Total Dividends and Distributions	(5.94)	(2.03)	(4.81)	(8.70)	(16.11)
Net Asset Value, End of Period	$33.15	$37.84	$30.79	$35.08	$39.21
Total Return*	1.72%	29.99%	1.94%	11.94%	8.47%
Net Assets, End of Period (in thousands)	$427,321	$466,969	$430,510	$501,003	$492,253
Average Net Assets for the Period (in thousands)	$487,559	$457,168	$464,943	$501,868	$493,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	1.06%	0.97%	0.94%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.06%	0.97%	0.94%	0.82%
Ratio of Net Investment Income/(Loss)	(0.08)%	(0.19)%	(0.09)%	(0.17)%	(0.17)%
Portfolio Turnover Rate	41%	39%	53%	55%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.62%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of

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Notes to Financial Statements

administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of

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Notes to Financial Statements

December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $612,075 in sales, resulting in a net realized gain of $232,052. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 96,656	$ 69,329,188	$ -	$ -	$ -	$ (14,726)	$172,936,454

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary difference  between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 548,823,578	$207,007,336	$(34,070,882)	$ 172,936,454

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,774,498	$ 105,016,412	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 40,664,422	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (37,582)	$ 37,582

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	809,869	$33,052,337	790,876	$ 28,902,402
Reinvested dividends and distributions	1,145,241	44,744,555	427,548	15,738,032
Shares repurchased	(1,434,162)	(57,961,060)	(1,424,785)	(53,165,152)
Net Increase/(Decrease)	520,948	$19,835,832	(206,361)	$ (8,524,718)
Service Shares:
Shares sold	1,082,691	$41,434,913	1,169,490	$ 40,949,527
Reinvested dividends and distributions	1,900,851	70,046,355	710,558	24,926,390
Shares repurchased	(2,434,969)	(92,751,165)	(3,522,268)	(122,612,878)
Net Increase/(Decrease)	548,573	$18,730,103	(1,642,220)	$(56,736,961)

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$321,513,082	$ 388,537,831	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Forty Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Forty Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Forty Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Henderson VIT Forty Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Forty Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$105,016,382
Dividends Received Deduction Percentage	56%

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	6/13-Present

Portfolio Manager for other Janus Henderson accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Associate Portfolio Manager at Thornburg Investment Management (2012-2013).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81115 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that the best way to generate consistent excess returns is stock picking based on independent research. We focus the risks of the Portfolio on what we are good at – research and stock selection – and seek to avoid unnecessary risks – macro risks and other portfolio biases. Therefore, we let sector experts drive the process and pick their best ideas, and use a portfolio oversight team to monitor the risk of the Portfolio and keep it focused on stock selection.

Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

Janus Henderson Global Research Portfolio’s Institutional Shares and Service Shares returned -6.87% and -7.08%, respectively, over the 12-month period ended December 31, 2018, while its primary benchmark, the MSCI World IndexSM, returned -8.71%. The Portfolio’s secondary benchmark, the MSCI All Country World IndexSM, returned -9.42%.

MARKET ENVIRONMENT

Global equity markets were volatile and lost ground during the year. While corporate earnings growth was solid, global trade tensions and the prospect of rising U.S. interest rates weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth. The industrials and financials sectors suffered the steepest losses within the index.

PERFORMANCE DISCUSSION

Our six global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating superior performance over longer periods.

Contributing most to relative returns were the Portfolio’s selection of financials and industrial stocks. Underperformance was concentrated in technology.

Eli Lilly & Co. was our top contributor on an absolute basis. The stock climbed in the third quarter after the pharmaceutical giant reported quarterly results that beat consensus estimates and raised guidance for the year. In addition, Eli Lilly received regulatory approval for Emgality, a migraine prevention treatment, and in the fourth quarter, reported positive results from a mid-stage clinical trial for a drug that targets two hormones in diabetes patients. The drugs add to the company’s expanding roster of recently approved products, all of which are helping drive sales growth for the firm.

Amazon was another top contributor. The company strung together several quarters of strong earnings growth, helping to affirm its powerful, secular growth potential. Amazon is a longtime holding in our Portfolio and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, we believe Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

NRG Energy also made meaningful contributions to performance. We have long felt the market was overly focused on the volatility of the utility company’s earnings and failed to recognize its potential for increased cash flow generation as management undertook a plan to cut costs and shed unprofitable businesses. This year, earnings and free-cash-flow growth have improved as a result of that plan and the stock rose as the market came to appreciate NRG’s improved profile after rationalizing some of its businesses.

Flextronics (Flex) was another large detractor. The supply chain solutions company had been working on a solution to near-source manufacturing for Nike, but after delays on the project both sides walked away from it. The departure of the company’s CEO also weighed on the stock. After execution issues from the company, we sold the stock to pursue higher conviction ideas for the portfolio.

Janus Aspen Series	1

Janus Henderson VIT Global Research Portfolio (unaudited)

Shares in Synchrony Financial fell during the year. Cyclical financial stocks fell broadly due to concerns about the economic outlook. An announcement that Wal-Mart would not renew its relationship with the credit card provider also negatively affected the stock. The news of the Wal-Mart partnership does not change our view on the stock. We continue to favor the company for its private-label credit card business, where it has an estimated 40% market share. This business line, in our view, is quite stable given the preponderance of long-term contracts with clients. We also believe Synchrony offers a significant value proposition for retailers, because it can collect data on customers’ purchases and help retailers create advertising campaigns and promotions that will drive more store traffic and purchase volume.

Parker Hannifin also detracted. The stock fell early in the period after North American profit margins disappointed versus high expectations. We believe the main causes were product mix and inefficiencies caused by plant closures, a result of the integration of Clarcor, which Parker acquired in 2016. We believe these headwinds are temporary and set up for better incremental margins in 2019. Further, Parker is focused on reducing costs and optimizing performance, which, along with a lower U.S. corporate tax rate, should boost earnings.

OUTLOOK

We believe equity investors should be prepared for more volatility in the coming months. The business cycle is aging, a decades-low unemployment rate in the U.S. has started to put upward pressure on wages and the Federal Reserve continues to normalize monetary policy. In addition, geopolitical risks have created headwinds, from ongoing trade tensions between the U.S. and China to uncertainty about Brexit. While these factors do not signal that a recession is imminent, in our opinion, they do suggest that the global economy could deliver slower growth in 2019.

In such an environment, we believe stocks sensitive to economic growth or interest rate moves could be challenged. As a result, we continue to look for growth stories that we believe will persist irrespective of the business cycle, including innovation in health care and the shift to the digital economy. At the same time, market volatility has led to a significant re-rating in the valuations of stocks globally. As multiples improve, we will aim to take advantage of secular growth stories that previously looked expensive. Select emerging market stocks, for example, could benefit from the potential diversification of global supply chains while companies with ample free cash flows may decide to increase dividends or repurchase shares. In our experience, focusing on these types of fundamentals makes it easier to ride out periods of market volatility and often leads to better long-term results.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Eli Lilly & Co	0.47%	British American Tobacco PLC	-0.98%
	Amazon.com Inc	0.46%	Flex Ltd	-0.54%
	NRG Energy Inc	0.44%	Synchrony Financial	-0.45%
	salesforce.com inc	0.42%	Parker-Hannifin Corp	-0.37%
	Mastercard Inc	0.36%	Wells Fargo & Co	-0.36%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.19%	21.60%	21.68%
	Industrials	0.73%	18.71%	18.74%
	Healthcare	0.39%	12.56%	12.61%
	Energy	0.07%	9.33%	9.33%
	Other**	0.04%	0.53%	0.01%

	2 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Technology	-0.40%	19.45%	19.69%
	Consumer	-0.09%	17.81%	17.94%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Interactive Media & Services	3.2%
Amazon.com Inc
Internet & Direct Marketing Retail	2.5%
Coca-Cola Co
Beverages	2.3%
JPMorgan Chase & Co
Banks	1.9%
Safran SA
Aerospace & Defense	1.8%
11.7%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investment Companies	0.2%
Other	0.1%
100.0%

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

4	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-6.87%	4.86%	10.40%	7.78%	0.64%
Service Shares	-7.08%	4.60%	10.13%	7.50%	0.89%
MSCI World Index	-8.71%	4.56%	9.67%	6.50%
MSCI All Country World Index	-9.42%	4.26%	9.46%	N/A****
Morningstar Quartile - Institutional Shares	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	242/929	201/730	163/524	61/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$908.00	$3.03	$1,000.00	$1,022.03	$3.21	0.63%
Service Shares	$1,000.00	$907.00	$4.23	$1,000.00	$1,020.77	$4.48	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 99.7%
Aerospace & Defense – 3.8%
Boeing Co	18,675	$6,022,687
L3 Technologies Inc	38,742	6,727,936
Safran SA	97,757	11,742,934
		24,493,557
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	55,874	3,986,051
Automobiles – 0.9%
Isuzu Motors Ltd	421,400	5,884,500
Banks – 6.8%
BNP Paribas SA	78,395	3,530,288
CaixaBank SA	1,018,525	3,665,279
China Construction Bank Corp	5,185,000	4,251,371
HDFC Bank Ltd	291,882	8,878,605
JPMorgan Chase & Co	123,969	12,101,854
Mitsubishi UFJ Financial Group Inc	531,800	2,622,739
Wells Fargo & Co	193,359	8,909,983
		43,960,119
Beverages – 4.6%
Coca-Cola Co	311,666	14,757,385
Monster Beverage Corp*	122,756	6,042,050
Pernod Ricard SA	54,462	8,941,301
		29,740,736
Biotechnology – 3.6%
AbbVie Inc	82,870	7,639,785
Celgene Corp*	71,962	4,612,045
Neurocrine Biosciences Inc*	60,486	4,319,305
Shire PLC	112,575	6,541,289
		23,112,424
Capital Markets – 4.1%
Blackstone Group LP	152,933	4,558,933
Intercontinental Exchange Inc	90,333	6,804,785
London Stock Exchange Group PLC	110,956	5,725,014
TD Ameritrade Holding Corp	135,607	6,639,319
UBS Group AG*	233,520	2,916,208
		26,644,259
Chemicals – 2.0%
Air Products & Chemicals Inc	42,850	6,858,142
Shin-Etsu Chemical Co Ltd	75,700	5,832,788
		12,690,930
Construction Materials – 0.6%
Vulcan Materials Co	36,475	3,603,730
Consumer Finance – 0.8%
Synchrony Financial	228,565	5,362,135
Electrical Equipment – 0.9%
Sensata Technologies Holding PLC*	122,801	5,506,397
Electronic Equipment, Instruments & Components – 1.6%
Hexagon AB	105,555	4,874,771
Keyence Corp	10,400	5,242,115
		10,116,886
Energy Equipment & Services – 0.5%
Halliburton Co	117,957	3,135,297
Entertainment – 0.5%
Netflix Inc*	11,143	2,982,535
Equity Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp	36,303	5,742,772
Invitation Homes Inc	221,106	4,439,808
		10,182,580

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 1.9%
Abbott Laboratories	90,569	$6,550,856
Boston Scientific Corp*	161,967	5,723,914
		12,274,770
Health Care Providers & Services – 1.8%
Humana Inc	19,735	5,653,683
UnitedHealth Group Inc	24,184	6,024,718
		11,678,401
Hotels, Restaurants & Leisure – 4.1%
GVC Holdings PLC	285,072	2,449,845
McDonald's Corp	48,178	8,554,967
Merlin Entertainments PLC	1,048,559	4,243,043
Norwegian Cruise Line Holdings Ltd*	90,915	3,853,887
Starbucks Corp	113,222	7,291,497
		26,393,239
Household Durables – 0.7%
Sony Corp	99,300	4,782,634
Independent Power and Renewable Electricity Producers – 1.7%
NRG Energy Inc	271,577	10,754,449
Industrial Conglomerates – 0.9%
Siemens AG	51,870	5,784,234
Information Technology Services – 5.2%
Amdocs Ltd	97,507	5,711,960
GoDaddy Inc*	79,880	5,241,726
Mastercard Inc	59,169	11,162,232
Visa Inc	83,865	11,065,148
		33,181,066
Insurance – 4.1%
AIA Group Ltd	1,116,000	9,181,090
NN Group NV	137,730	5,470,534
Progressive Corp	142,688	8,608,367
Prudential PLC	190,898	3,410,265
		26,670,256
Interactive Media & Services – 3.8%
Alphabet Inc - Class C*	19,576	20,273,101
Tencent Holdings Ltd	110,800	4,392,285
		24,665,386
Internet & Direct Marketing Retail – 4.0%
Alibaba Group Holding Ltd (ADR)*	52,717	7,225,919
Amazon.com Inc*	10,730	16,116,138
Booking Holdings Inc*	1,529	2,633,580
		25,975,637
Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific Inc	31,901	7,139,125
Machinery – 2.7%
Illinois Tool Works Inc	42,837	5,427,020
Parker-Hannifin Corp	45,398	6,770,658
SMC Corp/Japan	16,900	5,048,725
		17,246,403
Media – 0.4%
Grupo Televisa SAB (ADR)	208,920	2,628,214
Metals & Mining – 1.6%
Rio Tinto PLC	122,414	5,835,914
Teck Resources Ltd	215,304	4,635,740
		10,471,654
Multi-Utilities – 0.6%
National Grid PLC	372,891	3,605,515
Oil, Gas & Consumable Fuels – 6.4%
Anadarko Petroleum Corp	94,756	4,154,103

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Cabot Oil & Gas Corp	210,571	$4,706,262
Canadian Natural Resources Ltd	146,382	3,532,471
Enterprise Products Partners LP	299,097	7,354,795
Marathon Petroleum Corp	73,457	4,334,698
Occidental Petroleum Corp	62,523	3,837,662
Suncor Energy Inc	234,722	6,556,740
TOTAL SA#	130,024	6,867,974
		41,344,705
Personal Products – 2.8%
Estee Lauder Cos Inc	57,813	7,521,471
Unilever NV	188,763	10,255,036
		17,776,507
Pharmaceuticals – 5.4%
AstraZeneca PLC	87,337	6,530,539
Bristol-Myers Squibb Co	101,435	5,272,591
Eli Lilly & Co	60,215	6,968,080
Merck & Co Inc	126,725	9,683,057
Sanofi	74,179	6,409,604
		34,863,871
Road & Rail – 1.1%
CSX Corp	113,569	7,056,042
Semiconductor & Semiconductor Equipment – 4.8%
ASML Holding NV	68,845	10,740,209
Microchip Technology Inc	51,008	3,668,495
Taiwan Semiconductor Manufacturing Co Ltd	1,099,000	7,978,206
Texas Instruments Inc	89,096	8,419,572
		30,806,482
Software – 7.1%
Adobe Inc*	39,653	8,971,095
Constellation Software Inc/Canada	7,001	4,481,974
Microsoft Corp	93,671	9,514,163
salesforce.com Inc*	64,143	8,785,667
SS&C Technologies Holdings Inc	122,249	5,514,652
Ultimate Software Group Inc*	32,983	8,076,547
		45,344,098
Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co Ltd	126,450	4,375,647
Textiles, Apparel & Luxury Goods – 1.8%
Cie Financiere Richemont SA	68,843	4,426,164
NIKE Inc	96,163	7,129,525
		11,555,689
Tobacco – 1.2%
British American Tobacco PLC	241,472	7,699,166
Trading Companies & Distributors – 0.9%
Ferguson PLC	95,045	6,086,313
Total Common Stocks (cost $556,118,227)		641,561,639
Investment Companies – 0.2%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº,£	6,501	6,501
Money Markets – 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£	1,243,000	1,243,000
Total Investment Companies (cost $1,249,501)		1,249,501
Total Investments (total cost $557,367,728) – 99.9%		642,811,140
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		758,436
Net Assets – 100%		$643,569,576

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$403,541,887	62.8%
United Kingdom	52,126,903	8.1
France	37,492,101	5.8
Japan	29,413,501	4.6
Netherlands	26,465,779	4.1
Canada	19,206,925	3.0
China	15,869,575	2.5
Hong Kong	9,181,090	1.4
India	8,878,605	1.4
Taiwan	7,978,206	1.2
Switzerland	7,342,372	1.1
Germany	5,784,234	0.9
Sweden	4,874,771	0.8
South Korea	4,375,647	0.7
Ireland	3,986,051	0.6
Spain	3,665,279	0.6
Mexico	2,628,214	0.4

Total	$642,811,140	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 0.2%
Investments Purchased with Cash Collateral from Securities Lending - 0%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	$19,587∆	$-	$-	$6,501
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	51,213	-	-	1,243,000
Total Affiliated Investments - 0.2%	$70,800	$-	$-	$1,249,501

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 0.2%
Investments Purchased with Cash Collateral from Securities Lending - 0%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	-	26,157,944	(26,151,443)	6,501
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	5,533,376	96,561,921	(100,852,297)	1,243,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

#	Loaned security; a portion of the security is on loan at December 31, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$12,750,623	$11,742,934	$-
Automobiles	-	5,884,500	-
Banks	21,011,837	22,948,282	-
Beverages	20,799,435	8,941,301	-
Biotechnology	16,571,135	6,541,289	-
Capital Markets	18,003,037	8,641,222	-
Chemicals	6,858,142	5,832,788	-
Electronic Equipment, Instruments & Components	-	10,116,886	-
Hotels, Restaurants & Leisure	19,700,351	6,692,888	-
Household Durables	-	4,782,634	-
Industrial Conglomerates	-	5,784,234	-
Insurance	8,608,367	18,061,889	-
Interactive Media & Services	20,273,101	4,392,285	-
Machinery	12,197,678	5,048,725	-
Metals & Mining	4,635,740	5,835,914	-
Multi-Utilities	-	3,605,515	-
Oil, Gas & Consumable Fuels	34,476,731	6,867,974	-
Personal Products	7,521,471	10,255,036	-
Pharmaceuticals	21,923,728	12,940,143	-
Semiconductor & Semiconductor Equipment	12,088,067	18,718,415	-
Technology Hardware, Storage & Peripherals	-	4,375,647	-
Textiles, Apparel & Luxury Goods	7,129,525	4,426,164	-
Tobacco	-	7,699,166	-
Trading Companies & Distributors	-	6,086,313	-
All Other	190,790,527	-	-
Investment Companies	-	1,249,501	-
Total Assets	$435,339,495	$207,471,645	$-

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$641,561,639
Affiliated investments, at value(3)	1,249,501
Cash	57,459
Cash denominated in foreign currency(4)	20,112
Non-interested Trustees' deferred compensation	15,595
Receivables:
Dividends	674,412
Investments sold	387,124
Foreign tax reclaims	249,052
Portfolio shares sold	132,767
Dividends from affiliates	523
Other assets	6,406
Total Assets	644,354,590
Liabilities:
Collateral for securities loaned (Note 2)	6,501
Payables:	—
Advisory fees	317,560
Portfolio shares repurchased	204,031
Printing fees	44,089
12b-1 Distribution and shareholder servicing fees	40,563
Transfer agent fees and expenses	30,788
Non-affiliated portfolio administration fees payable	29,148
Professional fees	26,610
Foreign tax liability	23,702
Postage fees	18,956
Non-interested Trustees' deferred compensation fees	15,595
Custodian fees	7,493
Non-interested Trustees' fees and expenses	5,487
Registration fees	3,266
Accounting systems fees	2,723
Affiliated portfolio administration fees payable	1,446
Accrued expenses and other payables	7,056
Total Liabilities	785,014
Net Assets	$643,569,576
Net Assets Consist of:
Capital (par value and paid-in surplus)	$512,687,788
Total distributable earnings (loss)(5)	130,881,788
Total Net Assets	$643,569,576
Net Assets - Institutional Shares	$463,401,595
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,831,872
Net Asset Value Per Share	$47.13
Net Assets - Service Shares	$180,167,981
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,904,200
Net Asset Value Per Share	$46.15

(1) Includes cost of $556,118,227.

(2) Includes $1,488 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $1,249,501.

(4) Includes cost of $20,112.

(5) Includes $23,703 of foreign capital gains tax on investments.

See Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$13,897,677
Dividends from affiliates	51,213
Affiliated securities lending income, net	19,587
Other income	1,679
Foreign tax withheld	(696,438)
Total Investment Income	13,273,718
Expenses:
Advisory fees	3,754,579
12b-1 Distribution and shareholder servicing fees:
Service Shares	516,023
Transfer agent administrative fees and expenses:
Institutional Shares	266,597
Service Shares	103,205
Other transfer agent fees and expenses:
Institutional Shares	15,150
Service Shares	3,402
Shareholder reports expense	78,148
Professional fees	54,814
Custodian fees	34,830
Affiliated portfolio administration fees	26,345
Registration fees	23,026
Non-interested Trustees’ fees and expenses	22,115
Other expenses	74,132
Total Expenses	4,972,366
Net Investment Income/(Loss)	8,301,352
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	42,223,385
Total Net Realized Gain/(Loss) on Investments	42,223,385
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(97,105,476)
Total Change in Unrealized Net Appreciation/Depreciation	(97,105,476)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(46,580,739)

(1) Includes change in unrealized appreciation/depreciation of $(23,703) due to foreign capital gains tax accrual on investments.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$8,301,352	$6,987,453
Net realized gain/(loss) on investments	42,223,385	52,208,742
Change in unrealized net appreciation/depreciation	(97,105,476)	108,153,941
Net Increase/(Decrease) in Net Assets Resulting from Operations	(46,580,739)	167,350,136
Dividends and Distributions to Shareholders(1)
Institutional Shares	(5,995,987)	N/A
Service Shares	(1,999,207)	N/A
Total Dividends and Distributions to Shareholders	(7,995,194)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(4,183,201)
Service Shares	N/A	(1,355,413)
Total Dividends from Net Investment Income	N/A	(5,538,614)
Net Decrease from Dividends and Distributions to Shareholders	(7,995,194)	(5,538,614)
Capital Share Transactions:
Institutional Shares	(38,164,525)	(45,745,135)
Service Shares	(14,602,009)	(13,600,457)
Net Increase/(Decrease) from Capital Share Transactions	(52,766,534)	(59,345,592)
Net Increase/(Decrease) in Net Assets	(107,342,467)	102,465,930
Net Assets:
Beginning of period	750,912,043	648,446,113
End of period(2)	$643,569,576	$750,912,043

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $2,090,081 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$51.20	$40.63	$40.24		$41.45	$38.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.62	0.51	0.45		0.35	0.51
Net realized and unrealized gain/(loss)	(4.09)	10.45	0.37		(1.28)	2.39
Total from Investment Operations	(3.47)	10.96	0.82		(0.93)	2.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.39)	(0.43)		(0.28)	(0.44)
Total Dividends and Distributions	(0.60)	(0.39)	(0.43)		(0.28)	(0.44)
Net Asset Value, End of Period	$47.13	$51.20	$40.63		$40.24	$41.45
Total Return*	(6.87)%	27.03%	2.07%		(2.29)%	7.44%
Net Assets, End of Period (in thousands)	$463,402	$540,594	$469,321		$509,494	$571,145
Average Net Assets for the Period (in thousands)	$533,418	$512,287	$478,402		$560,660	$577,941
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.64%	0.65%		0.80%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.64%	0.65%		0.80%	0.61%
Ratio of Net Investment Income/(Loss)	1.19%	1.05%	1.15%		0.83%	1.27%
Portfolio Turnover Rate	36%	41%	45%		50%	42%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$50.17	$39.87	$39.53	$40.77	$38.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.38	0.35	0.24	0.40
Net realized and unrealized gain/(loss)	(4.00)	10.24	0.36	(1.26)	2.35
Total from Investment Operations	(3.52)	10.62	0.71	(1.02)	2.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.32)	(0.37)	(0.22)	(0.38)
Total Dividends and Distributions	(0.50)	(0.32)	(0.37)	(0.22)	(0.38)
Net Asset Value, End of Period	$46.15	$50.17	$39.87	$39.53	$40.77
Total Return*	(7.08)%	26.68%	1.82%	(2.53)%	7.18%
Net Assets, End of Period (in thousands)	$180,168	$210,318	$179,125	$202,896	$214,339
Average Net Assets for the Period (in thousands)	$206,497	$197,483	$186,563	$218,006	$209,230
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.89%	0.90%	1.05%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.89%	0.90%	1.05%	0.86%
Ratio of Net Investment Income/(Loss)	0.94%	0.81%	0.91%	0.57%	1.01%
Portfolio Turnover Rate	36%	41%	45%	50%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

18	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $19,239,149 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment

20	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Notes to Financial Statements

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table  present  gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$1,488	$—	$(1,488)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

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Notes to Financial Statements

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,488 in equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2018 is $6,501, resulting in the net amount due to the counterparty of $5,014.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

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Notes to Financial Statements

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital,

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Notes to Financial Statements

and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is

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Notes to Financial Statements

effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $16,758 in purchases and $417,245 in sales, resulting in a net realized loss of $33,570. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,434,004	$ 42,436,462	$ -	$ -	$ -	$ (20,099)	$ 87,031,421

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 555,756,016	$137,875,366	$(50,820,242)	$ 87,055,124

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,995,194	$ -	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,538,614	$ -	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 711,094	$ (977,830)	$ 266,736

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	269,768	$ 14,200,485	343,247	$ 16,011,323
Reinvested dividends and distributions	117,634	5,995,987	86,959	4,183,201
Shares repurchased	(1,114,142)	(58,360,997)	(1,421,581)	(65,939,659)
Net Increase/(Decrease)	(726,740)	$(38,164,525)	(991,375)	$(45,745,135)
Service Shares:
Shares sold	380,307	$ 19,520,767	320,167	$ 14,570,741
Reinvested dividends and distributions	40,025	1,999,207	28,763	1,355,413
Shares repurchased	(708,059)	(36,121,983)	(650,117)	(29,526,611)
Net Increase/(Decrease)	(287,727)	$(14,602,009)	(301,187)	$(13,600,457)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$263,393,225	$ 311,776,945	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Research Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Dividends Received Deduction Percentage	70%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

48	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Global Research Portfolio	12/14-Present	Director of Research of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

50	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

52	DECEMBER 31, 2018

Janus Henderson VIT Global Research Portfolio

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81112 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Global Technology Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology Portfolio

Janus Henderson VIT Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep, fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform under a number of economic scenarios.

Denny Fish co-portfolio manager	Garth Yettick co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2018, Janus Henderson VIT Global Technology Portfolio’s Institutional Shares and Service Shares returned 1.19% and 0.91%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned -4.38% and -5.81%, respectively.

INVESTMENT ENVIRONMENT

Volatility returned to global stock markets in 2018 and technology shares were not immune. After an early bout of volatility, U.S. equity benchmarks pushed higher, with some reaching record closes by September. Fueled by strong earnings, technology stocks were among the early period’s best-performing sectors. Global equities, on the other hand, lagged as investors grew more concerned about slowing growth. Those fears leached into the U.S. during the autumn and stocks – globally – quickly descended into correction territory, with much of the losses concentrated in previously rallying tech names. Much of the sector’s losses were concentrated in electronic manufactured services, semiconductor equipment and interactive home entertainment. Systems software, communications equipment and home entertainment software were among the few sub-sectors to generate positive returns.

PERFORMANCE DISCUSSION

Outperformance relative to the Portfolio’s secondary, technology-centric, benchmark was largely due to our selection of applications software and Internet software and service stocks. Weighing most on relative performance were our holdings in communications equipment and data processing and outsourced services.

Two applications software names that contributed were Zendesk and Salesforce.com. We believe both companies are well positioned to benefit from the global economy going digital. A component of this thesis is companies seeking to improve their front-office touchpoints as sales and marketing functions are likely to become strong differentiators across a range of industries.

Microsoft also gained as the company continued to execute on nearly all aspects of its business plan. Revenue growth in the segment that houses Office 365 and commercial cloud services was strong and at a rate that we believe is sustainable over the medium term. The same holds true for the company’s Intelligent Cloud business, which contains the Azure franchise, among other enterprise services.

The leading individual detractor was Tencent Holdings. The company’s core gaming business suffered a setback as regulators took steps to limit time youths spend on video games. One component of this initiative was to suspend approvals of new games that had the potential to be important sources of monetization. This left Tencent’s gaming franchise with an offering that has more limited monetization ability. We recognize the risk to Tencent’s gaming franchise and that some of this revenue may not come back. However, our favorable view toward the company remains given the strength of its other franchises, including the WeChat messaging service and the digital payment platform WePay.

Nvidia was also a detractor. Part of the headwinds Nvidia faced was due to the reversal of fortunes of cryptocurrency mining as that process relied heavily on complex processing units of the type Nvidia produces. This led to an inventory overhang, which was not able to be absorbed by other markets, namely gaming, which was experiencing its own challenges. We continue to like Nvidia’s long-term outlook. The company is a leading supplier of graphics processing units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

A raft of negative news weighed on Facebook’s stock. The company’s core news feed product continues to deal with slowing growth and weaker user engagement. In order to offset this challenge, management made building a video business – using its Instagram franchise as a platform – a strategic priority. Yet that requires a significant amount of capital expenditure, something that has caught the attention of investors. At the same time, Facebook continues to allocate money toward security initiatives. We believe that the competitive positions of Facebook, among other major Internet companies, cannot be overlooked as their data-driven businesses will likely enable them to maintain – or even gain – market share.

During the period, the Portfolio used derivatives, including options and forward exchange contracts, in executing its strategy. For the period, derivatives’ impact on Portfolio performance was positive.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Strategy.

OUTLOOK

Just as the impressive gains registered by mega-cap technology names during the 2018 rally garnered much attention, so did the sector’s late-year sell-off. We understand this spotlight can be disconcerting for our investors. That is why, rather than managing to the day’s headlines, we instead focus on the secular themes that, in our view, are transforming the technology sector and will likely be key drivers of earnings growth for years to come. Among these are the proliferation of the Internet of Things (IoT), the continued adoption of the cloud and Software as a Service (SaaS), and the expected leap forward in efficiencies gained as companies integrate artificial intelligence (AI) into their business models.

Still, the durable nature of these themes does not exempt their path from the undulations of the business cycle. For example, demand for the more complex chips needed to deploy IoT and AI applications represents a tailwind for semiconductors. Yet, midway through 2018 we began to notice market imbalances as inventory levels piled up. This development was only exacerbated by the uncertainty surrounding the U.S.-China trade spat, which acutely affected semiconductors. Recent consolidation has led to a more rationalized industry structure, likely narrowing the amplitude of the current inventory overhang. Despite semiconductors having been an early signal for the tech downdraft, we are not certain that current earnings estimates have been sufficiently revised downward. We continue to watch the sector and expect to opportunistically add to our favored names once their share prices present attractive entry points.

Other themes we favor entail services that are less susceptible to the ebb and flow of the economy. One is digital payments. At present, digital payments comprise 10% of global transactions. We believe this will grow considerably in the years to come, benefiting established payment networks, digital payment platforms like those dominating the Chinese marketplace and evolving business models, including integrated payment platforms.

We lowered the Strategy’s Optionality exposure as we deciphered signals of potential stress, and believe that the current balance between Resilience and Optionality is appropriate. We expect that the sell-off will eventually afford us the chance to increase our allocation to higher-growth names at substantial discounts to what were available only a few months ago.

The quarter reminded us that the business cycle still exists, exogenous developments such as trade disputes can force a rejiggering of supply chains and rally leaders can experience a quick reversal of fortunes. By focusing on robust, secular themes where technology is reshaping entire segments of the global economy and including technology-centric companies from other sectors, we believe we can construct a portfolio that positions our investors to participate in earnings growth that we expect technology to deliver in the years to come.

Thank you for your investment in Janus Henderson VIT Global Technology Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Zendesk Inc	1.57%	Tencent Holdings Ltd	-1.08%
	salesforce.com Inc	1.34%	Flex Ltd	-1.02%
	Microsoft Corp	1.19%	NVIDIA Corp	-0.87%
	Okta Inc	1.08%	Alibaba Group Holding Ltd (ADR)	-0.78%
	Adobe Inc	0.92%	Facebook Inc	-0.67%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	4.64%	75.59%	96.36%
	Consumer Discretionary	1.39%	11.82%	0.45%
	Communication Services	0.37%	5.51%	3.19%
	Industrials	0.33%	1.33%	0.00%
	Other**	0.33%	2.04%	0.00%

	3 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.00%	0.00%	0.00%
	Health Care	0.04%	0.12%	0.00%
	Real Estate	0.13%	3.59%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.8%
Alphabet Inc - Class C
Interactive Media & Services	6.5%
Tencent Holdings Ltd
Interactive Media & Services	3.6%
salesforce.com Inc
Software	3.4%
Texas Instruments Inc
Semiconductor & Semiconductor Equipment	3.3%
23.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.6%
Investment Companies	2.4%
Preferred Stocks	1.0%
Other	0.0%
100.0%

Emerging markets comprised 12.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

4	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	1.19%	14.03%	18.81%	2.82%	0.76%
Service Shares	0.91%	13.76%	18.54%	2.56%	1.00%
S&P 500 Index	-4.38%	8.49%	13.12%	4.93%
MSCI All Country World Information Technology Index	-5.81%	12.24%	15.90%	1.66%**
Morningstar Quartile - Institutional Shares	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	57/213	52/189	46/180	57/111

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through May 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective December 1, 2018, Denny Fish and Garth Yettick are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

6	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$886.90	$3.66	$1,000.00	$1,021.32	$3.92	0.77%
Service Shares	$1,000.00	$886.70	$4.80	$1,000.00	$1,020.11	$5.14	1.01%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 96.6%
Aerospace & Defense – 0.3%
Axon Enterprise Inc*	31,678	$1,385,913
Electronic Equipment, Instruments & Components – 5.3%
Amphenol Corp	122,413	9,917,901
Cognex Corp	40,421	1,563,080
National Instruments Corp	93,444	4,240,489
TE Connectivity Ltd	70,325	5,318,680
		21,040,150
Entertainment – 5.1%
Activision Blizzard Inc	73,607	3,427,878
Liberty Media Corp-Liberty Formula One*	74,154	2,276,528
Netflix Inc*	16,084	4,305,043
Nintendo Co Ltd	7,200	1,902,578
Ubisoft Entertainment SA*	45,093	3,617,091
Walt Disney Co	43,619	4,782,823
		20,311,941
Equity Real Estate Investment Trusts (REITs) – 4.0%
American Tower Corp	37,741	5,970,249
Crown Castle International Corp	46,606	5,062,810
Equinix Inc	13,534	4,771,547
		15,804,606
Household Durables – 1.4%
Sony Corp	116,600	5,615,862
Information Technology Services – 10.7%
Amdocs Ltd	72,550	4,249,979
Black Knight Inc*	45,262	2,039,506
Gartner Inc*	79,423	10,153,436
GoDaddy Inc*	58,521	3,840,148
InterXion Holding NV*	35,310	1,912,390
Mastercard Inc	58,901	11,111,674
Okta Inc*	56,606	3,611,463
Worldpay Inc*,ž	62,587	4,804,246
Worldpay Inc*	6,455	493,356
		42,216,198
Interactive Media & Services – 11.9%
Alphabet Inc - Class C*	24,927	25,814,650
Facebook Inc*	53,478	7,010,431
Tencent Holdings Ltd	361,200	14,318,531
		47,143,612
Internet & Direct Marketing Retail – 8.8%
Alibaba Group Holding Ltd (ADR)*	90,461	12,399,489
Amazon.com Inc*	7,500	11,264,775
Booking Holdings Inc*	905	1,558,790
Etsy Inc*	83,589	3,976,329
MakeMyTrip Ltd*	54,129	1,316,959
MercadoLibre Inc*	14,909	4,366,101
		34,882,443
Media – 0.8%
Liberty Broadband Corp*	41,489	2,988,453
Professional Services – 0.7%
CoStar Group Inc*	7,807	2,633,613
Real Estate Management & Development – 0.2%
Redfin Corp*,#	49,273	709,531
Semiconductor & Semiconductor Equipment – 16.7%
ASML Holding NV	45,958	7,169,708
Lam Research Corp	55,874	7,608,363
Microchip Technology Inc#	144,125	10,365,470
Micron Technology Inc*	97,140	3,082,252
NVIDIA Corp	41,283	5,511,280
ON Semiconductor Corp*	160,406	2,648,303

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Taiwan Semiconductor Manufacturing Co Ltd	1,450,000	$10,526,295
Texas Instruments Inc	137,158	12,961,431
Xilinx Inc	71,012	6,048,092
		65,921,194
Software – 26.1%
Adobe Inc*	50,702	11,470,820
Atlassian Corp PLC*	24,239	2,156,786
Autodesk Inc*	16,963	2,181,611
Blackbaud Inc	25,135	1,580,992
Cadence Design Systems Inc*	159,151	6,919,885
Constellation Software Inc/Canada	4,352	2,786,109
Coupa Software Inc*	23,568	1,481,484
Guidewire Software Inc*	14,486	1,162,212
Instructure Inc*	37,696	1,413,977
Intuit Inc	21,882	4,307,472
Microsoft Corp	263,173	26,730,482
Nice Ltd (ADR)*	22,729	2,459,505
RealPage Inc*	24,472	1,179,306
SailPoint Technologies Holding Inc*	122,186	2,870,149
salesforce.com Inc*	99,392	13,613,722
ServiceNow Inc*	18,271	3,253,152
SS&C Technologies Holdings Inc	53,154	2,397,777
Tyler Technologies Inc*	16,439	3,054,695
Ultimate Software Group Inc*	28,555	6,992,263
Zendesk Inc*	85,589	4,995,830
		103,008,229
Technology Hardware, Storage & Peripherals – 4.1%
Apple Inc	53,087	8,373,943
Samsung Electronics Co Ltd	221,133	7,652,036
		16,025,979
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	32,266	2,052,440
Total Common Stocks (cost $270,649,245)		381,740,164
Preferred Stocks – 1.0%
Software – 1.0%
Lyft Inc - Series F*,¢,§	15,260	722,621
Lyft Inc - Series G*,¢,§	25,642	1,214,248
Lyft Inc - Series H*,¢,§	8,388	397,205
Magic Leap Inc - Series D*,¢,§	58,710	1,585,170
Total Preferred Stocks (cost $3,151,749)		3,919,244
Investment Companies – 2.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº,£	1,233,622	1,233,622
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£	8,082,766	8,082,766
Total Investment Companies (cost $9,316,388)		9,316,388
Total Investments (total cost $283,117,382) – 100.0%		394,975,796
Cash, Receivables and Other Assets, net of Liabilities – 0%		94,804
Net Assets – 100%		$395,070,600

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$316,776,356	80.2%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2018

China	26,718,020	6.8
Taiwan	10,526,295	2.7
Netherlands	9,082,098	2.3
South Korea	7,652,036	1.9
Japan	7,518,440	1.9
Brazil	4,366,101	1.1
France	3,617,091	0.9
Canada	2,786,109	0.7
Israel	2,459,505	0.6
Australia	2,156,786	0.6
India	1,316,959	0.3

Total	$394,975,796	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	$254,304∆	$-	$-	$1,233,622
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	146,451	-	-	8,082,766
Total Affiliated Investments - 2.4%	$400,755	$-	$-	$9,316,388

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	6,445,130	62,538,617	(67,750,125)	1,233,622
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	6,369,964	109,588,271	(107,875,469)	8,082,766

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2018

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	1/31/19	(28,242,000)	$249,616	$(8,737)
Barclays Capital Inc:
Japanese Yen	1/10/19	(19,819,000)	176,659	(4,245)
Citibank NA:
British Pound	1/10/19	(935,000)	1,199,988	7,964
Japanese Yen	1/10/19	(109,636,000)	977,457	(23,276)

				(15,312)
HSBC Securities (USA) Inc:
Japanese Yen	1/31/19	(152,914,000)	1,350,818	(48,011)
JPMorgan Chase & Co:
Japanese Yen	1/10/19	(102,610,000)	913,767	(22,834)
Total				$(99,139)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 7,964

Liability Derivatives:
Forward foreign currency exchange contracts	$107,103

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 268,026	$ -	$ 268,026
Written options contracts	-	70,231	70,231

Total	$ 268,026	$ 70,231	$ 338,257

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(114,413)	$ -	$(114,413)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2018

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 5,306,362
Written options contracts, put	350

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

#	Loaned security; a portion of the security is on loan at December 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc - Series F	12/17/15 - 11/10/17	$485,007	$722,621	0.2%
Lyft Inc - Series G	12/17/15 - 11/10/17	814,977	1,214,248	0.3
Lyft Inc - Series H	12/17/15 - 11/10/17	266,595	397,205	0.1
Magic Leap Inc - Series D	10/5/17	1,585,170	1,585,170	0.4
Total		$3,151,749	$3,919,244	1.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Entertainment	$14,792,272	$5,519,669	$-
Household Durables	-	5,615,862	-
Information Technology Services	37,411,952	4,804,246	-

Janus Aspen Series	13

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information

Interactive Media & Services	32,825,081	14,318,531	-
Semiconductor & Semiconductor Equipment	48,225,191	17,696,003	-
Technology Hardware, Storage & Peripherals	8,373,943	7,652,036	-
All Other	184,505,378	-	-
Preferred Stocks	-	-	3,919,244
Investment Companies	-	9,316,388	-
Total Investments in Securities	$326,133,817	$64,922,735	$3,919,244
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,964	-
Total Assets	$326,133,817	$64,930,699	$3,919,244
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$107,103	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities

December 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$385,659,408
Affiliated investments, at value(3)	9,316,388
Cash	840
Forward foreign currency exchange contracts	7,964
Closed foreign currency contracts	4,122
Non-interested Trustees' deferred compensation	9,548
Receivables:
Portfolio shares sold	1,368,681
Investments sold	642,615
Dividends	188,486
Dividends from affiliates	13,780
Foreign tax reclaims	694
Other assets	3,894
Total Assets	397,216,420
Liabilities:
Collateral for securities loaned (Note 3)	1,233,622
Forward foreign currency exchange contracts	107,103
Closed foreign currency contracts	5,059
Payables:	—
Portfolio shares repurchased	344,554
Advisory fees	229,056
12b-1 Distribution and shareholder servicing fees	83,882
Professional fees	37,769
Printing fees	33,534
Transfer agent fees and expenses	18,862
Non-interested Trustees' deferred compensation fees	9,548
Non-interested Trustees' fees and expenses	3,456
Custodian fees	3,420
Affiliated portfolio administration fees payable	895
Accrued expenses and other payables	35,060
Total Liabilities	2,145,820
Net Assets	$395,070,600

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities

December 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$249,085,458
Total distributable earnings (loss)	145,985,142
Total Net Assets	$395,070,600
Net Assets - Institutional Shares	$24,239,798
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,191,540
Net Asset Value Per Share	$11.06
Net Assets - Service Shares	$370,830,802
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,153,861
Net Asset Value Per Share	$11.19

(1) Includes cost of $273,800,994. (2) Includes $1,207,771 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $9,316,388.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$3,514,394
Affiliated securities lending income, net	254,304
Dividends from affiliates	146,451
Other income	81
Foreign tax withheld	(181,277)
Total Investment Income	3,733,953
Expenses:
Advisory fees	2,843,319
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,041,533
Transfer agent administrative fees and expenses:
Institutional Shares	13,828
Service Shares	208,307
Other transfer agent fees and expenses:
Institutional Shares	816
Service Shares	6,940
Shareholder reports expense	82,915
Professional fees	51,807
Custodian fees	23,383
Affiliated portfolio administration fees	15,642
Non-interested Trustees’ fees and expenses	13,749
Short sales dividends expense	10,140
Registration fees	4,334
Other expenses	63,425
Total Expenses	4,380,138
Net Investment Income/(Loss)	(646,185)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	34,657,762
Forward foreign currency exchange contracts	268,026
Short sales	220,659
Written options contracts	70,231
Total Net Realized Gain/(Loss) on Investments	35,216,678
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(31,754,671)
Forward foreign currency exchange contracts	(114,413)
Short sales	54,401
Total Change in Unrealized Net Appreciation/Depreciation	(31,814,683)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,755,810

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Technology Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$(646,185)	$(664,087)
Net realized gain/(loss) on investments	35,216,678	19,955,310
Change in unrealized net appreciation/depreciation	(31,814,683)	98,586,953
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,755,810	117,878,176
Dividends and Distributions to Shareholders(1)
Institutional Shares	(1,233,575)	N/A
Service Shares	(17,868,814)	N/A
Total Dividends and Distributions to Shareholders	(19,102,389)	N/A
Distributions from Net Realized Gain from Investment Transactions(1)
Institutional Shares	N/A	(762,812)
Service Shares	N/A	(19,456,773)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(20,219,585)
Net Decrease from Dividends and Distributions to Shareholders	(19,102,389)	(20,219,585)
Capital Share Transactions:
Institutional Shares	408,603	11,227,029
Service Shares	16,262,096	29,958,539
Net Increase/(Decrease) from Capital Share Transactions	16,670,699	41,185,568
Net Increase/(Decrease) in Net Assets	324,120	138,844,159
Net Assets:
Beginning of period	394,746,480	255,902,321
End of period(2)	$395,070,600	$394,746,480

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $32,773 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

18	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.40	$8.37	$7.63		$8.43	$8.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)		0.02	0.03
Net realized and unrealized gain/(loss)	0.20	3.68	1.05		0.41	0.73
Total from Investment Operations	0.21	3.68	1.05		0.43	0.76
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)		—	—
Distributions (from capital gains)	(0.55)	(0.65)	(0.29)		(1.23)	(0.53)
Total Dividends and Distributions	(0.55)	(0.65)	(0.31)		(1.23)	(0.53)
Net Asset Value, End of Period	$11.06	$11.40	$8.37		$7.63	$8.43
Total Return*	1.19%	45.09%	14.21%		4.85%	9.64%
Net Assets, End of Period (in thousands)	$24,240	$24,815	$9,935		$9,004	$8,456
Average Net Assets for the Period (in thousands)	$27,658	$12,729	$9,164		$8,635	$7,700
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.78%		0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.78%		0.76%	0.79%
Ratio of Net Investment Income/(Loss)	0.09%	0.03%	0.06%		0.28%	0.33%
Portfolio Turnover Rate	32%	23%	62%		43%	57%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.56	$8.49	$7.75	$8.56	$8.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.02)	(0.02)	—(2)	0.01
Net realized and unrealized gain/(loss)	0.20	3.74	1.06	0.42	0.74
Total from Investment Operations	0.18	3.72	1.04	0.42	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	—	—
Distributions (from capital gains)	(0.55)	(0.65)	(0.29)	(1.23)	(0.53)
Total Dividends and Distributions	(0.55)	(0.65)	(0.30)	(1.23)	(0.53)
Net Asset Value, End of Period	$11.19	$11.56	$8.49	$7.75	$8.56
Total Return*	0.91%	44.91%	13.85%	4.65%	9.35%
Net Assets, End of Period (in thousands)	$370,831	$369,931	$245,967	$169,607	$153,251
Average Net Assets for the Period (in thousands)	$416,626	$320,729	$212,136	$158,428	$138,634
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.00%	1.03%	1.01%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.00%	1.03%	1.01%	1.04%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.21)%	(0.19)%	0.02%	0.09%
Portfolio Turnover Rate	32%	23%	62%	43%	57%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

20	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $3,391,741 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2018.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series	21

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2018 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

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Notes to Financial Statements

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with

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the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

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Notes to Financial Statements

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the year, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

There were no written options held at December 31, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be

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heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Notes to Financial Statements

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2018” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$7,964	$(7,964)	$—	$—
Deutsche Bank AG	1,207,771	—	(1,207,771)	—

Total	$1,215,735	$(7,964)	$(1,207,771)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$8,737	$—	$—	$8,737
Barclays Capital Inc	4,245	—	—	4,245
Citibank NA	23,276	(7,964)	—	15,312
HSBC Securities (USA) Inc	48,011	—	—	48,011
JPMorgan Chase & Co	22,834	—	—	22,834

Total	$107,103	$(7,964)	$—	$99,139
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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Notes to Financial Statements

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,207,771 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2018 is $1,233,622, resulting in the net amount due to the counterparty of $25,851.

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.00% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. The previous expense limit (until May 1, 2018) was 0.90%. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $971,121 in purchases and $1,133,945 in sales, resulting in a net realized loss of $127,005. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,957,411	$ 32,497,984	$ -	$ -	$ -	$ (9,285)	$111,539,032

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 283,436,764	$121,036,644	$ (9,497,612)	$ 111,539,032

Information on the tax components of derivatives as of December 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (99,139)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,752,929	$ 14,349,460	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,465,097	$ 18,754,488	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 603,867	$ (603,867)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	811,596	$ 9,859,107	1,278,444	$14,184,386
Reinvested dividends and distributions	96,827	1,233,575	76,896	762,812
Shares repurchased	(892,706)	(10,684,079)	(367,015)	(3,720,169)
Net Increase/(Decrease)	15,717	$ 408,603	988,325	$11,227,029
Service Shares:
Shares sold	7,949,268	$100,375,044	7,323,265	$75,905,939
Reinvested dividends and distributions	1,385,179	17,868,814	1,932,152	19,456,773
Shares repurchased	(8,194,797)	(101,981,762)	(6,207,785)	(65,404,173)
Net Increase/(Decrease)	1,139,650	$ 16,262,096	3,047,632	$29,958,539

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$139,086,814	$ 145,673,860	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Technology Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$14,349,460
Dividends Received Deduction Percentage	33%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global
Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	DECEMBER 31, 2018

Janus Henderson VIT Global Technology Portfolio

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81119 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Unconstrained Bond Portfolio

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This “unconstrained” Portfolio has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Portfolio has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12-month period ending December 31, 2018, the Janus Henderson VIT Global Unconstrained Bond Portfolio Institutional Shares and Service Shares returned -3.52% and -3.76%, respectively, compared with 2.08% for its benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

INVESTMENT ENVIRONMENT

U.S. and global bond benchmarks were flat to negative in 2018 as the expectation of higher interest rates pushed yields on U.S. Treasuries higher for much of the year and investors priced in perhaps better-than-expected economic growth. That concern, magnified by rising wages in the U.S., caused many to fear inflation may run ahead of Federal Reserve (Fed) expectations. That scenario shifted during the autumn as emerging worries about slowing growth came to the fore. This sent government bonds rallying, but overall market returns remained under pressure as spreads between the yields on corporate credits and those of their risk-free benchmark widened – and in the case of high-yield issuers, significantly.

After having reached a high of 3.24%, the yield on 10-year U.S. Treasuries finished the period at 2.68%, 28 basis points (bps) higher than at the end of 2017. With the cadence of interest rate hikes by the Fed having continued over the course of the year, the yield on the 2-year note rose a more pronounced 60 bps, to 2.49%, although it nearly crested 3.0% during the autumn sell-off. The Fed’s actions, especially in light of softer late-year economic data, caused the yield curve to flatten significantly with the yield between the 10-year and 2-year notes narrowing to as low as 11 bps. An early-year bout of risk aversion in Europe pushed down the yield on German Bunds, a scenario that was repeated late in the year, fueled by concerns of a broader global slowdown and weaker German economic data. The spread on investment-grade corporate debt widened by 60 bps to finish the period at 153 bps, and that on high yield climbed to 526 bps, its highest level since mid-2016. Roughly matching high yield’s travails were global stocks, which broadly finished in negative territory.

PERFORMANCE DISCUSSION

The Portfolio underperformed its benchmark, the 3-month USD LIBOR, for the 12-month period. The strategy seeks to provide long-term positive returns and preserve capital through various market environments by managing portfolio duration, credit risk and volatility.

The Portfolio is comprised of two sleeves: Its core, which invests in shorter-duration, cash-based fixed income securities, and a series of strategies we refer to as Structural Alpha. These strategies are designed to generate excess returns by capitalizing on tendencies prevalent in financial markets. One such tendency is investors overpaying for protection against price movements in an underlying asset by employing derivatives. Therefore, selling volatility on a range of asset classes and collecting a premium in the process is a prominent component of Structural Alpha.

Much of the period’s underperformance was concentrated in the Portfolio’s interest rate positioning, which is a component of Structural Alpha. In addition to selling volatility, the Portfolio can also employ derivatives to express a view on what we consider to be a market dislocation. For much of the early part of the year, we believed that wide spreads between German Bunds and U.S. Treasuries were not supported by economic fundamentals. Consequently, we structured a position aimed at benefiting from narrowing spreads between these two securities. Rising political uncertainty, however,

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Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

forced Bund yields significantly lower, resulting in these positions generating negative returns.

Also detracting were volatility sales on high-yield corporate credits. Throughout much of the period, we believed that high-yield credits were richly priced, especially in light of an extended business cycle. With spreads remaining persistently tight during much of the year, our positioning weighed on performance. Losses, however, were narrowed late in the period as some of these bearish positions generated positive returns. Losses on commodities volatility sales detracted as well.

Another component of Structural Alpha is seeking to generate excess returns by capitalizing on the differential between announced and closing stock prices of mergers and acquisitions (M&A). During the year, the Portfolio’s M&A positioning was a large source of positive returns.

The Portfolio’s cash-based core generated positive returns, especially later in the period, when our focus on shorter-duration credits performed well in the broader market sell-off. Also contributing was our allocation to inflation-linked government debt.

In executing its strategy during the period, the Portfolio employed derivatives, including futures, options, swaps and forward exchange contracts. These instruments were deployed with both the aim of generating excess return and also hedging cash-based positions. For the period, the Portfolio’s derivatives exposure generated negative returns. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in the Janus Henderson VIT Global Unconstrained Bond Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	-2.93%	2.18%
Service Shares	-2.91%	1.94%
Weighted Average Maturity		1.4 Years
Average Effective Duration**		-2.9 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	1.6%
A	22.3%
BBB	41.3%
BB	2.8%
B	3.2%
CCC	0.3%
Not Rated	6.9%
Other	21.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	57.2%
Inflation-Indexed Bonds	9.6%
Asset-Backed/Commercial Mortgage-Backed Securities	4.5%
Commercial Paper	3.8%
Common Stocks	2.9%
Foreign Government Bonds	2.9%
Investment Companies	2.4%
Other	16.7%
100.0%

Emerging markets comprised 12.9% of total net assets.

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Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018			per the April 30, 2018 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares(1)	-3.52%	-0.13%	3.96%	0.71%
Service Shares(1)	-3.76%	-0.38%	4.22%	0.96%
3-Month USD LIBOR	2.08%	1.03%
Morningstar Quartile - Institutional Shares	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	265/314	249/275

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through May 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

4	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective January 1, 2019, the Portfolio is closed to new investors. The Portfolio will liquidate on or about March 1, 2019 and may deviate from its stated investment strategies and policies as it prepares for liquidation. See the prospectus supplement for further details.

*The Portfolio’s inception date – January 29, 2015

(1) Closed to certain new investors.

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Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$1,027.00	$4.14	$1,000.00	$1,021.12	$4.13	0.81%
Service Shares	$1,000.00	$1,025.60	$5.36	$1,000.00	$1,019.91	$5.35	1.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.5%
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	$1,626	$1,616
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36‡	2,194	2,066
Credit Suisse First Boston Mortgage Securities Corp, 5.5000%, 12/25/34	58,427	56,998
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 3.4938%, 3/25/39‡,¤	79,272	5,112
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.5438%, 5/25/39‡,¤	99,755	6,328
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.0438%, 5/25/39‡,¤	156,467	11,253
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.6438%, 3/25/40‡,¤	64,344	5,435
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.0438%, 7/25/42‡,¤	43,092	7,743
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.6438%, 11/25/42‡,¤	70,439	12,455
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.6438%, 7/25/43‡,¤	78,653	9,837
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 3.0938%, 5/25/45‡,¤	117,188	15,235
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.5949%, 4/15/39‡,¤	62,907	4,373
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.0949%, 3/15/41‡,¤	3,730	360
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.0949%, 5/15/42‡,¤	21,467	3,448
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.6949%, 12/15/44‡,¤	98,851	16,957
Government National Mortgage Association, 3.5000%, 12/20/39¤	49,434	2,409
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 4.1299%, 12/20/39‡,¤	32,323	2,797
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 3.1799%, 10/20/45‡,¤	39,227	4,966
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	17,275	17,534
Morgan Stanley Mortgage Loan Trust 2006-2, 5.7500%, 2/25/36	110,237	108,681
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $327,674)		295,603
Corporate Bonds – 57.2%
Banking – 16.8%
ABN AMRO Bank NV, 1.8000%, 9/20/19	200,000	197,923
Ally Financial Inc, 3.5000%, 1/27/19	44,000	43,973
American Express Credit Corp, 1.7000%, 10/30/19	87,000	86,042
Bank of Montreal, 1.7500%, 9/11/19	56,000	55,498
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 2.8963%, 4/13/21‡	11,000	10,934
Capital One Bank USA NA, 2.2500%, 2/13/19	48,000	47,987
Goldman Sachs Group Inc, 2.5500%, 10/23/19	140,000	139,117
JPMorgan Chase & Co, 2.2500%, 1/23/20	37,000	36,627
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 3.2172%, 7/23/19‡	4,000	4,000
PNC Bank NA, 2.5000%, 1/22/21	250,000	246,677
Synchrony Financial, 3.0000%, 8/15/19	236,000	234,445
		1,103,223
Basic Industry – 0.3%
Nutrien Ltd, 6.7500%, 1/15/19	5,000	5,006
Packaging Corp of America, 2.4500%, 12/15/20	11,000	10,798
		15,804
Brokerage – 3.2%
Charles Schwab Corp, 3.8500%, 5/21/25	29,000	29,593
Jefferies Group LLC, 8.5000%, 7/15/19	179,000	183,684
		213,277
Capital Goods – 0.5%
Ingersoll-Rand Global Holding Co Ltd, 2.9000%, 2/21/21	21,000	20,801
Martin Marietta Materials Inc,
ICE LIBOR USD 3 Month + 0.5000%, 3.2920%, 12/20/19‡	12,000	11,966
		32,767
Communications – 9.1%
AT&T Inc, 2.3000%, 3/11/19	11,000	10,980
Comcast Corp, 5.1500%, 3/1/20	61,000	62,447
Comcast Corp, 3.1500%, 3/1/26	19,000	18,188
CSC Holdings LLC, 8.6250%, 2/15/19	23,000	23,058
Hughes Satellite Systems Corp, 6.5000%, 6/15/19	204,000	205,785
RELX Capital Inc, 8.6250%, 1/15/19	151,000	151,261

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2018

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Time Warner Cable LLC, 8.2500%, 4/1/19	$123,000		$124,381
			596,100
Consumer Cyclical – 7.4%
Cresud SACIF y A, 6.5000%, 2/16/23	27,462		27,452
Ford Motor Credit Co LLC, 2.3750%, 3/12/19	112,000		111,814
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 3.3893%, 8/7/20‡	11,000		10,889
General Motors Financial Co Inc, 2.4000%, 5/9/19	23,000		22,914
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 3.2581%, 4/9/21‡	22,000		21,499
Hyundai Capital America, 2.5500%, 2/6/19	250,000		249,856
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.8200%, 3.5959%, 3/12/21 (144A)‡	22,000		21,826
Lennar Corp, 4.5000%, 11/15/19	12,000		11,910
Macquarie Infrastructure Corp, 2.8750%, 7/15/19	11,000		10,918
			489,078
Consumer Non-Cyclical – 4.2%
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 2.9081%, 10/9/20‡	22,000		21,754
Constellation Brands Inc, 3.8750%, 11/15/19	100,000		100,373
CVS Health Corp, ICE LIBOR USD 3 Month + 0.6300%, 3.3971%, 3/9/20‡	22,000		21,960
CVS Health Corp, ICE LIBOR USD 3 Month + 0.7200%, 3.4871%, 3/9/21‡	22,000		21,823
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	41,000		40,426
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	73,000		71,868
			278,204
Electric – 0.3%
Dominion Energy Inc, 1.6000%, 8/15/19	16,000		15,822
Energy – 9.1%
DCP Midstream Operating LP, 2.7000%, 4/1/19	24,000		23,805
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	575,000		574,848
Plains All American Pipeline LP / PAA Finance Corp, 2.6000%, 12/15/19	3,000		2,956
			601,609
Finance Companies – 0.4%
Aircastle Ltd, 6.2500%, 12/1/19	19,000		19,453
International Lease Finance Corp, 6.2500%, 5/15/19	9,000		9,080
			28,533
Financial Institutions – 3.0%
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	200,000		199,925
Natural Gas – 0.3%
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 3.1060%, 11/29/19‡	22,000		21,993
Technology – 0.9%
CA Inc, 5.3750%, 12/1/19	16,000		16,206
Dell International LLC / EMC Corp, 3.4800%, 6/1/19 (144A)	30,000		29,911
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	12,000		11,865
			57,982
Transportation – 1.7%
American Airlines Group Inc, 5.5000%, 10/1/19 (144A)	12,000		12,030
Union Pacific Corp, 7.8750%, 1/15/19	100,000		100,156
			112,186
Total Corporate Bonds (cost $3,777,311)			3,766,503
Foreign Government Bonds – 2.9%
Argentina Treasury Bill, 0%, 1/25/19◊	39,992		39,902
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	150,000		150,000
Total Foreign Government Bonds (cost $189,844)			189,902
Inflation-Indexed Bonds – 9.6%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $608,856)	12,128,276	MXN	631,608
Common Stocks – 2.9%
Health Care Providers & Services – 0.3%
CVS Health Corp	268		17,559

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 1.2%
AGNC Investment Corp	2,260	$39,640
Annaly Capital Management Inc	3,932	38,612
		78,252
Multi-Utilities – 1.4%
SCANA Corp	2,015	96,277
Total Common Stocks (cost $201,874)		192,088
Investment Companies – 2.4%
Closed-End Funds – 2.4%
Duff & Phelps Global Utility Income Fund Inc	559	6,624
Nuveen Preferred & Income Opportunities Fund	2,932	24,453
Nuveen Taxable Municipal Income Fund	4,596	88,979
Reaves Utility Income Fund	1,330	39,142
Total Investment Companies (cost $173,959)		159,198
Commercial Paper – 3.8%
Cigna Corp, 0%, 2/19/19 (Section 4(2))◊ (cost $248,935)	$250,000	249,000
Total Investments (total cost $5,528,453) – 83.3%		5,483,902
Cash, Receivables and Other Assets, net of Liabilities – 16.7%		1,104,663
Net Assets – 100%		$6,588,565

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,942,525	71.9%
Mexico	631,608	11.5
Netherlands	397,848	7.2
Argentina	217,354	4.0
United Kingdom	151,261	2.8
Israel	71,868	1.3
Canada	71,438	1.3

Total	$5,483,902	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.5)%
Common Stocks Sold Short – (0.5)%
Health Care Providers & Services – (0.5)%
Cigna Corp (proceeds $36,437)	165	$(31,337)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(31,337)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2018

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	80	3/20/19	$9,761,250	$75,628	$31,250
Futures Sold:
EURO-BOBL	23	3/7/19	(3,487,488)	(7,082)	-
Euro-BTP	3	3/7/19	(438,756)	(13,341)	-
Euro-Bund	40	3/7/19	(7,484,925)	(24,586)	-
Total - Futures Sold				(45,009)	-
Total				$30,619	$31,250

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

BNP Paribas:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid Quarterly	A+	3/20/20	500,000	USD	$1,824	$3,285	$5,109

Citigroup Global Markets:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid Quarterly	A+	3/20/20	250,000	USD	1,918	637	2,555

Goldman Sachs & Co LLC:

Foreign Government Bonds

Republic of Indonesia, Fixed Rate 1.00% Paid Quarterly	Not Rated	3/20/20	250,000	USD	(4,339)	6,098	1,759
Total					$(597)	$10,020	$9,423
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)

If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2018

Interest Rate Contracts
Asset Derivatives:
Outstanding swap contracts, at value	$ 9,423
Variation margin receivable	31,250

Total Asset Derivatives	$ 40,673

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (67,117)	$ -	$(164,181)	$(168,924)	$ (605,701)	$(1,005,923)
Forward foreign currency exchange contracts	-	-	30,192	-	-	30,192
Purchased options contracts	(1,053)	-	(1,029)	(5,965)	(18,981)	(27,028)
Purchased swaption contracts	-	(4,575)	-	-	-	(4,575)
Swap contracts	-	(149,030)	-	-	(28,697)	(177,727)
Written options contracts	45,186	-	3,503	243,214	304,889	596,792
Written swaption contracts	-	34,742	-	-	-	34,742

Total	$ (22,984)	$(118,863)	$(131,515)	$ 68,325	$ (348,490)	$ (553,527)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ -	$ -	$ 48,740	$ 48,740
Forward foreign currency exchange contracts	-	-	280	-	-	280
Purchased options contracts	-	-	-	2	89	91
Swap contracts	-	1,190	-	-	10,020	11,210
Written options contracts	-	-	3,058	(199)	(9,752)	(6,893)

Total	$ -	$ 1,190	$ 3,338	$ (197)	$ 49,097	$ 53,428

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2018

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2018

Market Value(a)
Credit default swaps, long	$ 11,768
Credit default swaps, short	(113,650)
Forward foreign currency exchange contracts, purchased	133,648
Forward foreign currency exchange contracts, sold	249,259
Futures contracts, purchased	5,965,403
Futures contracts, sold	5,919,202
Interest rate swaps, long	6
Purchased options contracts, call	4,758
Purchased options contracts, put	182
Purchased swaption contracts, call	36
Purchased swaption contracts, put	97
Written options contracts, call	14,085
Written options contracts, put	8,470
Written swaption contracts, call	2,478
Written swaption contracts, put	1,415

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2018 is $425,557, which represents 6.5% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended December 31, 2018 is $249,000, which represents 3.8% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$295,603	$-
Corporate Bonds	-	3,766,503	-
Foreign Government Bonds	-	189,902	-
Inflation-Indexed Bonds	-	631,608	-
Common Stocks	192,088	-	-
Investment Companies	159,198	-	-
Commercial Paper	-	249,000	-
Total Investments in Securities	$351,286	$5,132,616	$-
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	-	9,423	-
Variation Margin Receivable	31,250	-	-
Total Assets	$382,536	$5,142,039	$-
Liabilities
Investments In Securities Sold Short:
Common Stocks	$31,337	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$5,483,902
Cash	790,957
Deposits with brokers for futures	230,000
Deposits with brokers for short sales	36,437
Cash denominated in foreign currency(2)	13,976
Outstanding swap contracts, at value(3)	9,423
Variation margin receivable	31,250
Non-interested Trustees' deferred compensation	163
Receivables:
Investments sold	451,990
Interest	51,533
Due from adviser	29,705
Dividends	1,813
Other assets	1,101
Total Assets	7,132,250
Liabilities:
Due to broker	195,043
Short sales, at value(4)	31,337
Payables:	—
Portfolio shares repurchased	128,720
Non-affiliated portfolio administration fees payable	85,247
Professional fees	58,401
Printing fees	22,204
Registration fees	8,165
Advisory fees	3,864
12b-1 Distribution and shareholder servicing fees	1,270
Custodian fees	1,149
Transfer agent fees and expenses	531
Non-interested Trustees' deferred compensation fees	163
Non-interested Trustees' fees and expenses	48
Affiliated portfolio administration fees payable	15
Accrued expenses and other payables	7,528
Total Liabilities	543,685
Net Assets	$6,588,565

See Notes to Financial Statements.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,223,903
Total distributable earnings (loss)	(635,338)
Total Net Assets	$6,588,565
Net Assets - Institutional Shares	$994,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,540
Net Asset Value Per Share	$9.00
Net Assets - Service Shares	$5,593,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	622,094
Net Asset Value Per Share	$8.99

(1) Includes cost of $5,528,453. (2) Includes cost of $13,976. (3) Premiums received $597. (4) Proceeds $36,437.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Interest	$168,916
Dividends	27,080
Other income	733
Total Investment Income	196,729
Expenses:
Advisory fees	43,542
12b-1 Distribution and shareholder servicing fees:
Service Shares	14,264
Transfer agent administrative fees and expenses:
Institutional Shares	497
Service Shares	2,853
Other transfer agent fees and expenses:
Institutional Shares	125
Service Shares	652
Non-affiliated portfolio administration fees	95,101
Professional fees	76,787
Accounting systems fee	27,158
Registration fees	21,935
Custodian fees	5,381
Shareholder reports expense	326
Short sales dividends expense	293
Affiliated portfolio administration fees	237
Non-interested Trustees’ fees and expenses	181
Other expenses	1,341
Total Expenses	290,673
Less: Excess Expense Reimbursement and Waivers	(227,435)
Net Expenses	63,238
Net Investment Income/(Loss)	133,491

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Operations

For the year ended December 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$100,698
Purchased options contracts	(27,028)
Purchased swaption contracts	(4,575)
Forward foreign currency exchange contracts	30,192
Futures contracts	(1,005,923)
Short sales	3,470
Swap contracts	(177,727)
Written options contracts	596,792
Written swaption contracts	34,742
Total Net Realized Gain/(Loss) on Investments	(449,359)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,779)
Purchased options contracts	91
Forward foreign currency exchange contracts	280
Futures contracts	48,740
Short sales	5,100
Swap contracts	11,210
Written options contracts	(6,893)
Total Change in Unrealized Net Appreciation/Depreciation	54,749
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(261,119)

See Notes to Financial Statements.

18	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$133,491	$111,174
Net realized gain/(loss) on investments	(449,359)	37,927
Change in unrealized net appreciation/depreciation	54,749	(35,450)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(261,119)	113,651
Dividends and Distributions to Shareholders(1)
Institutional Shares	(25,735)	N/A
Service Shares	(146,500)	N/A
Total Dividends and Distributions to Shareholders	(172,235)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(26,424)
Service Shares	N/A	(144,910)
Total Dividends from Net Investment Income	N/A	(171,334)
Return of Capital on Dividends from Net Investment Income(1)
Institutional Shares	N/A	(4,923)
Service Shares	N/A	(22,868)
Total Return of Capital on Dividends from Net Investment Income	N/A	(27,791)
Net Decrease from Dividends and Distributions to Shareholders	(172,235)	(199,125)
Capital Share Transactions:
Institutional Shares	25,735	31,347
Service Shares	250,665	539,484
Net Increase/(Decrease) from Capital Share Transactions	276,400	570,831
Net Increase/(Decrease) in Net Assets	(156,954)	485,357
Net Assets:
Beginning of period	6,745,519	6,260,162
End of period(2)	$6,588,565	$6,745,519

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $1,089 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year or period ended December 31	2018	2017	2016		2015(1)
Net Asset Value, Beginning of Period	$9.58	$9.68	$9.59		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.19	0.22		0.10
Net realized and unrealized gain/(loss)	(0.54)	0.01	0.24		(0.46)
Total from Investment Operations	(0.34)	0.20	0.46		(0.36)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.23)	(0.37)		(0.03)
Return of capital	—	(0.07)	—		(0.02)
Total Dividends and Distributions	(0.24)	(0.30)	(0.37)		(0.05)
Net Asset Value, End of Period	$9.00	$9.58	$9.68		$9.59
Total Return*	(3.52)%	2.06%	4.78%		(3.57)%
Net Assets, End of Period (in thousands)	$995	$1,031	$1,011		$964
Average Net Assets for the Period (in thousands)	$993	$1,027	$992		$976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.28%	3.94%	4.67%		3.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.77%	0.80%		0.87%
Ratio of Net Investment Income/(Loss)	2.20%	1.92%	2.27%		1.08%
Portfolio Turnover Rate	158%	110%	182%		92%
				1

Service Shares
For a share outstanding during the year or period ended December 31	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.58	$9.70	$9.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.16	0.20	0.08
Net realized and unrealized gain/(loss)	(0.54)	0.01	0.24	(0.46)
Total from Investment Operations	(0.36)	0.17	0.44	(0.38)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.22)	(0.33)	(0.02)
Return of capital	—	(0.07)	—	(0.01)
Total Dividends and Distributions	(0.23)	(0.29)	(0.33)	(0.03)
Net Asset Value, End of Period	$8.99	$9.58	$9.70	$9.59
Total Return*	(3.76)%	1.70%	4.61%	(3.76)%
Net Assets, End of Period (in thousands)	$5,594	$5,714	$5,249	$4,247
Average Net Assets for the Period (in thousands)	$5,706	$5,510	$5,234	$3,924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.35%	4.20%	4.99%	4.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.02%	1.05%	1.11%
Ratio of Net Investment Income/(Loss)	1.96%	1.66%	2.03%	0.85%
Portfolio Turnover Rate	158%	110%	182%	92%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 29, 2015 (inception date) through December 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Unconstrained Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to maximize total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

22	DECEMBER 31, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2018 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in

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the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Portfolio may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Portfolio to greater volatility than investments in traditional

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securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

There were no forward currency contracts held at December 31, 2018.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

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During the year, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the year, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Portfolio purchased commodity futures to increase exposure to commodity risk.

During the year, the Portfolio sold commodity futures to decrease exposure to commodity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity indices or equity index futures for the purpose of increasing exposure to broad equity risk.

During the year, the Portfolio purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the year, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

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During the year, the Portfolio purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Portfolio purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Portfolio purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

There were no purchased options held at December 31, 2018.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the year, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Portfolio wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Portfolio wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Portfolio wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Portfolio wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

There were no written options held at December 31, 2018.

Options on Swap Contracts (Swaptions)

The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

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Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Portfolio purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Portfolio purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

There were no swaptions held at December 31, 2018.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that

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are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

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The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the year, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no interest rate swaps held at December 31, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

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Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one

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or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

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In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2018” table located in the Portfolio’s Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$5,109	$—	$—	$5,109
Citigroup Global Markets	2,555	—	—	2,555
Goldman Sachs & Co LLC	1,759	(1,759)	—	—

Total	$9,423	$(1,759)	$—	$7,664
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co LLC	$31,337	$(1,759)	$—	$29,578

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential

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for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

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4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Portfolio on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. The previous expense limit (until May 1, 2018) was 0.68%. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of

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certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Non-affiliated portfolio administration fees" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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As of December 31, 2018, shares of the Portfolio were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	15%
Service Shares	69	59

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $150,071 in sales, resulting in a net realized gain of $71. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 13,019	$ -	$ (618,482)	$ -	$ -	$ 9,645	$ (39,520)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (359,251)	$ (259,231)	$ (618,482)

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,528,522	$ 29,263	$ (73,883)	$ (44,620)

Information on the tax components of securities sold short as of December 31, 2018 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (36,437)	$ -	$ 5,100	$ 5,100

Information on the tax components of derivatives as of December 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 30,235	$ 9,806	$ -	$ 9,806

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 172,235	$ -	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 171,334	$ -	$ 27,791	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

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Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (431)	$ 50,512	$ (50,081)

6. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	2,901	25,735	3,260	31,347
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	2,901	$ 25,735	3,260	$ 31,347
Service Shares:
Shares sold	148,695	$1,390,572	69,350	$682,579
Reinvested dividends and distributions	16,535	146,500	17,434	167,778
Shares repurchased	(139,406)	(1,286,407)	(31,945)	(310,873)
Net Increase/(Decrease)	25,824	$ 250,665	54,839	$539,484

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,103,573	$ 9,504,401	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events

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Notes to Financial Statements

or transactions that would require recognition or disclosure in the Portfolio’s financial statements other than the following:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Portfolio with such liquidation effective on or about March 1, 2019, or at such other time as may be deemed appropriate by the officers of the Portfolio (the “Liquidation Date”). Termination of the portfolio is expected to occur as soon as practicable following the Liquidation Date.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Unconstrained Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Unconstrained Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2018 and for the period January 29, 2015 (commencement date) through December 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the three years in the period ended December 31, 2018 and for the period January 29, 2015 (commencement date) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Dividends Received Deduction Percentage	11%

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Henderson Global Unconstrained Bond Portfolio	1/15-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC ("PIMCO") (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global
Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-93060 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended December 31, 2018, Janus Henderson VIT Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -13.63% and -13.82%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned -12.29%.

Though our underweight to energy contributed positively, our stock selection in the sector was the leading detractor as both oil and natural gas prices were down on the year. Our overweight and stock selection in materials was also weak. Our underweight in utilities and stock selection in consumer discretionary, primarily exposure to autos and lack thereof to department stores, also weighed negatively on relative performance. Utilities was one of the best-performing sectors in the benchmark and while we like the stability and defensive characteristics, valuations are rich, thus our underweight position which detracted from relative performance. In consumer discretionary, slowing auto sales globally and trade tariff headlines weighed on our auto-related stocks.

Stock selection in industrials was the largest contributor to relative performance for the period as our more defensively oriented holdings held up better than those in the benchmark. Several of our industrial stocks continue to execute well, driven by more rapid GDP growth. Our consumer staples holdings outperformed as many of our stocks are still posting solid organic growth in a challenging environment. The Fund’s eclectic mix of real estate securities was also positive for the period.

MARKET ENVIRONMENT

Stocks were volatile and lost ground during the year. While corporate earnings growth was solid, rising U.S. interest rates and global trade tensions all weighed on stocks for much of the period. Late in the period, markets fell sharply driven by a number of issues including the strength of the economy, trade war fears, earnings releases that didn’t meet market expectations and credit deteriorating as high-yield spreads widened.

CONTRIBUTORS

XL Group Ltd. was the largest contributor for the period. We held an above-average-size position in insurance as we believed the group to be attractive from a valuation standpoint, and the natural disasters in the second half of 2017 would translate into better pricing. Deal activity in the insurance and reinsurance space accelerated at the beginning of the year and XL was rumored to have three different suitors. Ultimately, XL reached a deal to be acquired by French insurance company AXA in an all-cash deal that amounted to a 33% premium at the time of the announcement and a 64% premium to the market value from the beginning of the period. After the deal announcement, we trimmed some of our holdings and eventually exited our position during the year.

Lamb Weston is a maker of frozen potato products including French fries, which are more than 50% of revenue, as well as mashed potatoes, potato chips and onion rings. It is the dominant player in the U.S. with roughly 42% market share and is number two globally with close to 23% market share. The company continues to execute well, as demand for its products allows the company to increase pricing, and is adding capacity to meet growing demand. The company delivered solid sales and earnings growth in the most recently reported quarter. As the company has continued to experience both revenue and earnings gains far superior to its food industry, its multiple has expanded as well. While we continue to hold a position in Lamb Weston we have reduced our holding given the strength in the stock and the subsequent multiple expansion.

Casey’s General Stores is an Iowa-based owner of convenience stores predominantly in the Midwest, but has also expanded into the Southeastern U.S. over the past few years. With Casey’s focus on small-town retail locations, and ownership of most of its real estate, we

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believe the company remains well positioned in the fragmented, but slowly consolidating convenience store space. In an encouraging sign, Casey’s is seeing initial signs of success with its recently announced Value Creation Plan that focuses on growth initiatives such as customer loyalty programs and fuel price optimization. Additionally, the company continues its cost-saving efforts and has been active on an increased share buyback plan. Casey’s has been a strong operator over the years and we retain a core position, though with the stock up meaningfully during the period – largely on better fuel pricing as profit per gallon was at a multi-year high – we trimmed our position as the reward-to-risk ratio has declined.

DETRACTORS

Cimarex Energy is an oil and gas exploration and production company with core assets in Texas and Oklahoma. The shares traded lower during the period as the company announced a small acquisition of Resolute Energy Corporation as well as the plunge in oil prices. While there remains uncertainty with the outlook in 2019 for Cimarex as well as the entire oil and gas industry, we added to our position in the name given the attractive reward-to-risk ratio and strong balance sheet of the company.

Delphi Technologies is an auto supplier of powertrain solutions for gasoline and diesel engines as well as power electronics for hybrids and electric vehicles. We believe the company is well positioned to grow content per vehicle as combustion engines become more efficient due to regulation and electrification gains more widespread adoption. The stock has been under pressure given concerns around trade, diesel declines in Europe and cyclical concerns. Delphi missed expectations and lowered full-year guidance due to weaker sales in China resulting from lessened government sponsored sales incentives. The company expects trends to improve in subsequent quarters, supported by the backlog and model launches. We added to our holdings on weakness as we believe the current price embeds an overly pessimistic scenario.

First Horizon is a Tennessee-based commercial bank that is expanding into the Carolinas and Florida. The stock underperformed due to a large sell-off in financials driven by interest rate volatility and a further flattening yield curve. We added to our position during the period due to its attractive valuation and well located assets in growing markets.

OUTLOOK AND POSITIONING

We have mentioned in recent commentaries our cautious approach to the market and concern that the market was completely ignoring any bad news or signs of potential problems while steadily climbing to new highs. In the period, bad news was no longer ignored and the relief rallies from good news were sold aggressively. Increased volatility in the market may be with us for a while longer and will likely unnerve some investors, but this is exactly the time adhering to the investment process is paramount. Our investment team is evaluating the recent market decline by reviewing the weakest areas within the market for potential new opportunities. As a general matter, it seems that concerns about the duration of the economic cycle are spreading, and each particular sector has its own dynamics to consider. For example, semiconductors and semiconductor equipment have been down substantially in the last few months. After several years of higher share prices fueled by surging demand and soaring profits, many investors believed these were no longer cyclical companies, but we are now seeing falling prices for memory chips, declining orders for equipment and weakening end demand. It turns out they are cyclical after all. Following a several year run of multiple expansion, these stocks are now experiencing contracting multiples and declining earnings, which makes getting comfortable with the downside risks in these stocks more challenging. Thus we have been patiently waiting for more favorable reward-to-risk ratios in this group.

Other areas seeing big declines include several materials and automobile and automotive companies that have recently warned on earnings due to a combination of rising input costs, falling demand and trade war developments. Banks are also under pressure on weak loan growth and higher funding costs amid a flattening yield curve. Aggregating across the market’s laggards, the stock market consensus appears to be grappling with the idea that we’ve passed the peak of the current expansion and benign investing environment. While the market has viewed recent developments in the economic landscape and the yield curve negatively as it relates to banks, we continue to believe they are one of the cheapest areas in the market and, given solid capital positions, many banks have been active with share buybacks recently, and we have been adding to our positions.

In our opinion, as trading conditions have become more volatile and investors fearful, the likelihood of identifying bargain stock prices grows. Pain on the other side of the trade is the first, but not the only, criteria. Second, the

2	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

company should have a durable competitive advantage, such that, over time and through market cycles, it will be able to earn more than its fair share of profits. Third, the balance sheet should be well capitalized and liquid to enable the company to endure a much more difficult operating environment should that scenario lie ahead. Finally, the stock’s price should be low enough relative to a company’s earnings power and net asset value to offer a margin of safety and attractive return potential over the long term. Investors are in the process of resetting their expectations for corporate earnings estimates and total return expectations. While this can be a challenging investing environment, owning high-quality companies with strong balance sheets should ultimately prove to be profitable in the long run.

In addition to orienting our research effort around identifying stock bargains, we are mindful of correlations across the various cyclical exposures in our portfolios, as well as the aggregate weights we have in those areas. Given that we don’t know whether the economy is at the beginning of a major downturn or not, we are making our buys slowly and cautiously, particularly in the more cyclical areas of the market. At some point, this market sell-off will end and there will be attractive opportunities for those who have successfully navigated the volatility. Adhering to your process is critical to be in a position to take advantage of these opportunities. In the shorter term, investing on fundamentals has proved much more challenging given the impact of headwinds from algorithms, liquidity issues and trade tweets. Patience may prove the most important investing attribute of all.

Thank you for your investment in Janus Henderson VIT Mid Cap Value Portfolio.

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Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	XL Group Ltd	1.35%	Cimarex Energy Co	-1.25%
	Lamb Weston Holdings Inc	0.53%	Delphi Technologies PLC	-1.18%
	Casey's General Stores Inc	0.37%	First Horizon National Corp	-0.95%
	Equity LifeStyle Properties Inc	0.34%	Conagra Brands Inc	-0.89%
	Dun & Bradstreet Corp	0.28%	Crown Holdings Inc	-0.83%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.06%	14.75%	12.08%
	Consumer Staples	0.70%	6.41%	4.49%
	Other**	0.65%	4.46%	0.00%
	Real Estate	0.43%	11.14%	13.39%
	Communication Services	-0.05%	0.00%	1.24%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-1.23%	6.66%	7.80%
	Materials	-0.88%	14.11%	5.92%
	Utilities	-0.72%	5.02%	10.30%
	Consumer Discretionary	-0.57%	5.04%	11.01%
	Health Care	-0.16%	4.06%	6.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.7%
Evergy Inc
Electric Utilities	3.5%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	3.3%
RenaissanceRe Holdings Ltd
Insurance	3.1%
Crown Holdings Inc
Containers & Packaging	3.0%
16.6%

Asset Allocation - (% of Net Assets)
Common Stocks	95.0%
Repurchase Agreements	4.9%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

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Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses
Institutional Shares	-13.63%	4.22%	10.00%	9.44%#	0.70%
Service Shares	-13.82%	3.97%	9.68%	8.97%*	0.95%
Russell Midcap Value Index	-12.29%	5.44%	13.03%	10.27%**
Morningstar Quartile - Service Shares	3rd	2nd	4th	2nd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	248/424	153/358	269/306	91/225

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$870.20	$3.58	$1,000.00	$1,021.37	$3.87	0.76%
Service Shares	$1,000.00	$869.50	$4.71	$1,000.00	$1,020.16	$5.09	1.00%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 95.0%
Aerospace & Defense – 1.4%
BWX Technologies Inc	35,742	$1,366,417
Auto Components – 1.8%
Aptiv PLC	18,542	1,141,631
Delphi Technologies PLC	42,327	606,123
		1,747,754
Banks – 10.5%
Citizens Financial Group Inc	60,882	1,810,022
First Horizon National Corp	189,441	2,493,044
Investors Bancorp Inc	58,276	606,070
M&T Bank Corp	17,236	2,466,989
Prosperity Bancshares Inc	24,244	1,510,401
Sterling Bancorp/DE	89,592	1,479,164
		10,365,690
Building Products – 1.4%
Allegion PLC	10,692	852,259
AO Smith Corp	11,438	488,403
		1,340,662
Capital Markets – 1.6%
Affiliated Managers Group Inc	9,834	958,225
Invesco Ltd	39,545	661,983
		1,620,208
Chemicals – 7.6%
Axalta Coating Systems Ltd*	80,402	1,883,015
NewMarket Corp	6,327	2,607,293
Nutrien Ltd	25,931	1,218,757
WR Grace & Co	27,616	1,792,555
		7,501,620
Commercial Services & Supplies – 1.6%
Waste Connections Inc	21,713	1,612,190
Consumer Finance – 1.0%
Discover Financial Services	17,112	1,009,266
Containers & Packaging – 5.7%
Crown Holdings Inc*	71,647	2,978,366
Graphic Packaging Holding Co	247,748	2,636,039
		5,614,405
Distributors – 1.2%
LKQ Corp*	47,697	1,131,850
Electric Utilities – 6.8%
Alliant Energy Corp	51,049	2,156,820
Evergy Inc	61,312	3,480,682
PPL Corp	38,562	1,092,461
		6,729,963
Electrical Equipment – 1.6%
AMETEK Inc	10,478	709,361
Generac Holdings Inc*	17,863	887,791
		1,597,152
Electronic Equipment, Instruments & Components – 1.4%
Avnet Inc	38,944	1,405,878
Energy Equipment & Services – 0.7%
Apergy Corp*	24,348	659,344
Equity Real Estate Investment Trusts (REITs) – 13.5%
Alexandria Real Estate Equities Inc	5,891	678,879
Equity Commonwealth	109,630	3,289,996
Equity LifeStyle Properties Inc	37,947	3,685,792
Lamar Advertising Co	39,608	2,740,081
Mid-America Apartment Communities Inc	21,595	2,066,642
Weyerhaeuser Co	40,070	875,930
		13,337,320

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 2.2%
Casey's General Stores Inc	16,982	$2,176,074
Food Products – 3.1%
Conagra Brands Inc	71,354	1,524,121
Lamb Weston Holdings Inc	21,292	1,566,240
		3,090,361
Health Care Providers & Services – 2.3%
Laboratory Corp of America Holdings*	17,507	2,212,185
Hotels, Restaurants & Leisure – 2.4%
Cedar Fair LP	50,393	2,383,589
Industrial Conglomerates – 1.6%
Carlisle Cos Inc	15,722	1,580,375
Information Technology Services – 1.2%
Total System Services Inc	14,873	1,209,026
Insurance – 10.1%
Axis Capital Holdings Ltd	32,932	1,700,609
Hartford Financial Services Group Inc	54,943	2,442,216
RenaissanceRe Holdings Ltd	22,719	3,037,530
Torchmark Corp	36,867	2,747,698
		9,928,053
Life Sciences Tools & Services – 0.9%
Agilent Technologies Inc	12,868	868,075
Machinery – 3.4%
Donaldson Co Inc	20,147	874,178
Lincoln Electric Holdings Inc	18,228	1,437,278
Trinity Industries Inc	49,394	1,017,022
		3,328,478
Oil, Gas & Consumable Fuels – 3.4%
Cimarex Energy Co	32,818	2,023,230
Noble Energy Inc	69,040	1,295,190
		3,318,420
Professional Services – 1.6%
Dun & Bradstreet Corp	11,109	1,585,699
Road & Rail – 1.3%
Knight-Swift Transportation Holdings Inc	51,399	1,288,573
Software – 2.1%
Check Point Software Technologies Ltd*	12,371	1,269,883
Synopsys Inc*	9,372	789,497
		2,059,380
Textiles, Apparel & Luxury Goods – 0.4%
PVH Corp	3,983	370,220
Trading Companies & Distributors – 1.2%
GATX Corp	17,278	1,223,455
Total Common Stocks (cost $93,735,575)		93,661,682
Repurchase Agreements – 4.9%
Undivided interest of 5.7% in a joint repurchase agreement (principal amount $83,900,000 with a maturity value of $83,913,284) with ING Financial Markets LLC, 2.8500%, dated 12/31/18, maturing 1/2/19 to be repurchased at $4,800,760 collateralized by $85,403,900 in U.S. Treasuries 1.1250% - 3.0000%, 4/30/20 - 11/15/47 with a value of $85,591,608 (cost $4,800,000)	$4,800,000	4,800,000
Total Investments (total cost $98,535,575) – 99.9%		98,461,682
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		137,685
Net Assets – 100%		$98,599,367

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$95,973,042	97.5%
Israel	1,269,883	1.3
Canada	1,218,757	1.2

Total	$98,461,682	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$93,661,682	$-	$-
Repurchase Agreements	-	4,800,000	-
Total Assets	$93,661,682	$4,800,000	$-

12	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value(1)	$93,661,682
Repurchase agreements, at value(2)	4,800,000
Cash	19,321
Non-interested Trustees' deferred compensation	4,773
Receivables:
Dividends	155,754
Portfolio shares sold	119,281
Interest	760
Other assets	956
Total Assets	98,762,527
Liabilities:
Payables:	—
Advisory fees	45,127
Professional fees	30,498
Non-affiliated portfolio administration fees payable	24,626
Portfolio shares repurchased	22,733
12b-1 Distribution and shareholder servicing fees	14,192
Printing fees	9,210
Transfer agent fees and expenses	4,958
Non-interested Trustees' deferred compensation fees	4,773
Custodian fees	1,768
Non-interested Trustees' fees and expenses	852
Affiliated portfolio administration fees payable	225
Accrued expenses and other payables	4,198
Total Liabilities	163,160
Net Assets	$98,599,367
Net Assets Consist of:
Capital (par value and paid-in surplus)	$89,846,321
Total distributable earnings (loss)	8,753,046
Total Net Assets	$98,599,367
Net Assets - Institutional Shares	$36,265,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,575,287
Net Asset Value Per Share	$14.08
Net Assets - Service Shares	$62,334,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,576,524
Net Asset Value Per Share	$13.62

(1) Includes cost of $93,735,575. (2) Includes cost of repurchase agreements of $4,800,000.

See Notes to Financial Statements.

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Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$2,031,355
Interest	90,290
Other income	65
Foreign tax withheld	(8,961)
Total Investment Income	2,112,749
Expenses:
Advisory fees	736,427
12b-1 Distribution and shareholder servicing fees:
Service Shares	181,100
Transfer agent administrative fees and expenses:
Institutional Shares	21,099
Service Shares	36,220
Other transfer agent fees and expenses:
Institutional Shares	1,421
Service Shares	1,582
Professional fees	41,339
Registration fees	19,533
Shareholder reports expense	15,914
Custodian fees	9,367
Affiliated portfolio administration fees	4,040
Non-interested Trustees’ fees and expenses	3,391
Other expenses	40,620
Total Expenses	1,112,053
Net Investment Income/(Loss)	1,000,696
Net Realized Gain/(Loss) on Investments:
Investments	8,526,639
Total Net Realized Gain/(Loss) on Investments	8,526,639
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(25,235,446)
Total Change in Unrealized Net Appreciation/Depreciation	(25,235,446)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(15,708,111)

See Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$1,000,696	$677,401
Net realized gain/(loss) on investments	8,526,639	10,356,428
Change in unrealized net appreciation/depreciation	(25,235,446)	4,426,572
Net Increase/(Decrease) in Net Assets Resulting from Operations	(15,708,111)	15,460,401
Dividends and Distributions to Shareholders(1)
Institutional Shares	(4,172,276)	N/A
Service Shares	(7,056,214)	N/A
Total Dividends and Distributions to Shareholders	(11,228,490)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(357,377)
Service Shares	N/A	(472,509)
Total Dividends from Net Investment Income	N/A	(829,886)
Distributions from Net Realized Gain from Investment Transactions(1)
Institutional Shares	N/A	(1,714,406)
Service Shares	N/A	(2,788,957)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(4,503,363)
Net Decrease from Dividends and Distributions to Shareholders	(11,228,490)	(5,333,249)
Capital Share Transactions:
Institutional Shares	2,505,672	(7,921,616)
Service Shares	3,297,708	(1,604,869)
Net Increase/(Decrease) from Capital Share Transactions	5,803,380	(9,526,485)
Net Increase/(Decrease) in Net Assets	(21,133,221)	600,667
Net Assets:
Beginning of period	119,732,588	119,131,921
End of period(2)	$98,599,367	$119,732,588

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $559,730 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$18.02	$16.55	$16.21		$18.77	$19.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.12	0.21		0.19	0.30
Net realized and unrealized gain/(loss)	(2.40)	2.13	2.59		(0.76)	1.35
Total from Investment Operations	(2.23)	2.25	2.80		(0.57)	1.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.14)	(0.17)		(0.22)	(0.27)
Distributions (from capital gains)	(1.53)	(0.64)	(2.29)		(1.77)	(1.91)
Total Dividends and Distributions	(1.71)	(0.78)	(2.46)		(1.99)	(2.18)
Net Asset Value, End of Period	$14.08	$18.02	$16.55		$16.21	$18.77
Total Return*	(13.63)%	13.94%	19.03%		(3.47)%	8.77%
Net Assets, End of Period (in thousands)	$36,265	$43,609	$47,688		$35,712	$42,509
Average Net Assets for the Period (in thousands)	$42,219	$46,007	$37,327		$40,054	$43,239
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.70%	0.59%		0.59%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.70%	0.59%		0.59%	0.62%
Ratio of Net Investment Income/(Loss)	1.03%	0.71%	1.33%		1.08%	1.57%
Portfolio Turnover Rate	42%	48%	69%		77%	53%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.49	$16.10	$15.84	$18.39	$18.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.08	0.17	0.14	0.24
Net realized and unrealized gain/(loss)	(2.32)	2.06	2.53	(0.73)	1.32
Total from Investment Operations	(2.19)	2.14	2.70	(0.59)	1.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.11)	(0.15)	(0.19)	(0.24)
Distributions (from capital gains)	(1.53)	(0.64)	(2.29)	(1.77)	(1.91)
Total Dividends and Distributions	(1.68)	(0.75)	(2.44)	(1.96)	(2.15)
Net Asset Value, End of Period	$13.62	$17.49	$16.10	$15.84	$18.39
Total Return*	(13.82)%	13.63%	18.76%	(3.69)%	8.44%
Net Assets, End of Period (in thousands)	$62,334	$76,123	$71,444	$66,830	$100,066
Average Net Assets for the Period (in thousands)	$72,480	$74,099	$66,899	$89,915	$100,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.95%	0.84%	0.84%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.95%	0.84%	0.84%	0.87%
Ratio of Net Investment Income/(Loss)	0.78%	0.47%	1.13%	0.81%	1.31%
Portfolio Turnover Rate	42%	48%	69%	77%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

20	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$4,800,000	$—	$(4,800,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

22	DECEMBER 31, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $17,527 in sales, resulting in a net realized gain of $1,609. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income

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Notes to Financial Statements

and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 858,867	$ 8,010,988	$ -	$ -	$ -	$ (4,314)	$ (112,495)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 98,574,177	$12,271,864	$(12,384,359)	$ (112,495)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,098,451	$ 10,130,039	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 829,886	$ 4,503,363	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (70,583)	$ 70,583

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	414,066	$ 7,030,470	469,543	$ 8,059,601
Reinvested dividends and distributions	255,217	4,172,276	123,315	2,071,783
Shares repurchased	(514,078)	(8,697,074)	(1,053,849)	(18,053,000)
Net Increase/(Decrease)	155,205	$ 2,505,672	(460,991)	$(7,921,616)
Service Shares:
Shares sold	581,026	$ 9,472,190	438,437	$ 7,276,206
Reinvested dividends and distributions	445,754	7,056,214	199,925	3,261,466
Shares repurchased	(801,919)	(13,230,696)	(723,663)	(12,142,541)
Net Increase/(Decrease)	224,861	$ 3,297,708	(85,301)	$(1,604,869)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$45,439,375	$ 51,367,911	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Mid Cap Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$10,130,039
Dividends Received Deduction Percentage	91%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus
Henderson Investors and Janus Capital
Management LLC (since 2017); Executive
Vice President and Director of Janus
International Holding LLC (since 2011);
Executive Vice President of Janus
Distributors LLC (since 2011); Vice
President and Director of INTECH
Investment Management LLC (since 2011);
Executive Vice President and Director of
Perkins Investment Management LLC
(since 2011); and Executive Vice President
and Director of Janus Management
Holdings Corporation (since 2011).
Formerly, President of Janus Capital
Group Inc. and Janus Capital Management
LLC (2013-2017); Executive Vice President
of Janus Services LLC (2011-2015), Janus
Capital Group Inc. and Janus Capital
Management LLC (2011-2013); and Chief
Financial Officer of Janus Capital
Group Inc., Janus Capital Management
LLC, Janus Distributors LLC, Janus
Management Holdings Corporation, and
Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global
Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus
Capital Group Inc. and Janus Capital
Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus
Services LLC (since 2016). Formerly, Vice
President and Associate Counsel of Curian
Capital, LLC and Curian Clearing LLC
(2013-2016); and General Counsel and
Secretary (2011-2012) and Vice President
(2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81122 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Julian McManus portfolio manager	Garth Yettick portfolio manager	George Maris portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned -14.94% and -15.14%, respectively, over the 12-month period ended December 31, 2018. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index, returned -14.20%, during the period.

INVESTMENT ENVIRONMENT

Global equity markets were volatile and lost ground during the year. While corporate earnings growth was solid, global trade tensions and the prospect of rising U.S. interest rates weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth. The technology and consumer discretionary sectors suffered the steepest losses within the index.

PERFORMANCE DISCUSSION

The Portfolio underperformed its benchmark during the year. Our underperformance was due largely to stock selection within the financial sector. Within the sector, we hold several large banks, including BNP Paribas and ING Group, which sold off due to fears about a slowing global economy. As we note in our outlook, our conviction in these stocks has not wavered, and we believe the single-digit multiples assigned to these companies present some of the best buying opportunities in the market. In short, we believe the market has overlooked strong balance sheets and high-quality loan exposure of these banks, and believe many of our bank holdings carry more capital and less risk than at any point in their history. While these companies would benefit from stronger economic growth, we would expect our bank stocks to rebound even in a weaker economic environment if they show resilience from a loan-quality perspective.

Our performance was also hurt by some of our Chinese Internet holdings, including Alibaba. These stocks sold off due to concerns about the Chinese economy. The fact that the stock represented one of the only ways many investors could express a negative view about China, likely exacerbated the sell-off. We believe such reactions overlook the long-term, secular growth opportunity in front of Alibaba. A fragmented market of offline retail sales in China totals $4 trillion, and this market is ripe for disruption by Alibaba’s platform. In our view, the company has only increased its technological capabilities relative to competitors, deepening a competitive advantage for the company.

While these holdings hurt performance, we were pleased by the results of other companies in the Portfolio. Stock selection in the industrial sector was a large driver of relative outperformance during the year. Safran was our largest contributor within the sector. The French company manufactures and services commercial jet engines, primarily in a partnership with General Electric for CFM and LEAP engines. The stock has risen as airlines have logged more hours with the new LEAP engines, confirming the engine should have few, if any, operational issues in the market. The company also lowered its cost estimates of transitioning manufacturing from older engines to the LEAP engines. We continue to hold the stock. Improved fuel efficiency associated with the new engines is leading to wide adoption in the market and we continue to like its potential for cash-flow growth.

Eisai was another contributor. The stock of the Japanese pharmaceutical company was up significantly after the release of promising clinical data for an Alzheimer’s treatment the company is developing in partnership with Biogen. We sold the position later in the period.

Outside the industrial sector, iQIYI was a top contributor to performance. The Chinese online video company has a business model very similar to Netflix, but is earlier in its growth cycle as more Chinese consumers begin to utilize the service and as the company moves from an advertising-driven revenue model to a viewer subscription-

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Janus Henderson VIT Overseas Portfolio (unaudited)

based model. The company had its initial public offering in March and has experienced significant gains as investors have come to appreciate its strong growth potential. We sold the position as it approached our valuation target.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

Heading into 2019, both the global economy and stock market performance hinge largely on a single, unpredictable issue: trade conflict. Trade tension buffeted stocks for much of the fourth quarter, and will continue to be an overhang for stocks until the market gets clarity on whether China and the U.S. can resolve conflicts.

The outcome is far from certain and depends on the ability of strong personalities to negotiate rationally. Our optimistic view is that politicians aren’t in the business of hurting themselves and will strive to get a deal done. China’s economy is already showing signs of slowing, and its leadership appears motivated to complete a trade deal. A recent agreement to lower auto-related tariffs is a sign that China is willing to make some big concessions and act in good faith. If the two countries can reach an agreement, we would expect a significant rebound in markets, particularly emerging market equities.

While we still see a pathway to trade resolution, we’re also aware that as long as populism gains ground, free trade could remain under assault. If the U.S. and China cannot resolve trade conflicts there’s no sugarcoating the consequences: a stagflationary environment that will have long-term implications as companies rewire global supply chains. Already, we see discouraging signs that some multinational companies are rethinking logistics and are delaying capital spending in light of the uncertainty. The fact that central banks are removing liquidity from markets would only magnify the market impacts of a full-out trade war and ensuing slowdown.

Against this uncertain backdrop, we’ve reduced our exposure to a few companies whose growth is tied to the strength of the Chinese consumer, and also avoided some companies in the technology hardware supply chain.

As we look across our Chinese holdings, our largest positions are in Internet companies that provide the backbone of the country’s digital economy. We don’t deny these companies would be hurt by an economic slowdown, but their growth is underpinned by secular trends as more and more Chinese consumption and entertainment migrates online. These secular tailwinds should allow the companies to grow earnings even in the face of economic contraction.

Going forward, we will continue to use any slide in stocks to be opportunistic. We believe the market has been overly pessimistic toward any stocks with a cyclical tilt to their businesses and see several opportunities in competitively advantaged companies making materials and products the world depends on, but that trade at substantial discounts to their intrinsic value. Already, we’ve added to some of these positions accordingly.

We also see opportunity in the financial sector, where we find quality institutions trading at an incredible discount to their intrinsic value with balance sheets stronger than at any point in the last 20 years, but that trade at single-digit, price-earnings multiples due to fear of an economic slowdown. Though we seek to take advantage of volatility, at a broad level we have trimmed the total number of stocks in our portfolio. In an uncertain market environment, we believe we are defusing risk by concentrating on those stocks we feel most certain about.

Thank you for your continued investment in Janus Henderson VIT Overseas Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Safran SA	0.60%	BNP Paribas SA	-1.73%
	Eisai Co Ltd	0.49%	Mitsubishi UFJ Financial Group Inc	-1.23%
	IQIYI Inc (ADR)	0.45%	ING Groep NV	-1.22%
	Shire PLC	0.30%	Canadian Natural Resources Ltd	-1.07%
	Mahindra & Mahindra Ltd	0.27%	Alibaba Group Holding Ltd (ADR)	-1.05%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.27%	9.21%	11.76%
	Health Care	0.97%	8.28%	8.08%
	Information Technology	0.40%	15.44%	10.86%
	Other**	0.30%	1.12%	0.00%
	Materials	0.14%	8.79%	8.04%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.14%	24.19%	22.58%
	Energy	-0.79%	6.08%	7.19%
	Consumer Discretionary	-0.63%	15.63%	11.04%
	Utilities	-0.59%	0.35%	3.01%
	Real Estate	-0.44%	0.76%	3.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	5.0%
Safran SA
Aerospace & Defense	4.8%
Diageo PLC
Beverages	4.0%
Shire PLC
Biotechnology	4.0%
AIA Group Ltd
Insurance	3.8%
21.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.6%
Investment Companies	3.2%
Other	0.2%
100.0%

Emerging markets comprised 20.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

4	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-14.94%	-3.42%	5.25%	7.73%	0.57%
Service Shares	-15.14%	-3.65%	4.98%	7.57%	0.82%
MSCI All Country World ex-U.S. Index	-14.20%	0.68%	6.57%	N/A**
Morningstar Quartile - Institutional Shares	3rd	4th	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	371/763	609/619	371/521	7/134

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$858.50	$2.90	$1,000.00	$1,022.08	$3.16	0.62%
Service Shares	$1,000.00	$857.50	$4.07	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 96.6%
Aerospace & Defense – 5.3%
CAE Inc	193,160	$3,550,465
Safran SA	248,844	29,892,065
		33,442,530
Banks – 12.7%
BNP Paribas SA	498,548	22,450,640
CaixaBank SA	1,164,324	4,189,953
China Construction Bank Corp	23,383,000	19,172,576
ING Groep NV	676,478	7,248,709
Mitsubishi UFJ Financial Group Inc	4,179,100	20,610,548
Permanent TSB Group Holdings PLC*	3,507,426	6,079,522
		79,751,948
Beverages – 7.2%
Diageo PLC	707,847	25,155,525
Heineken NV	226,965	20,001,364
		45,156,889
Biotechnology – 4.7%
BeiGene Ltd (ADR)*	16,103	2,258,607
Galapagos NV*	21,376	1,961,661
Shire PLC	431,316	25,062,072
		29,282,340
Chemicals – 1.5%
Croda International PLC	53,918	3,202,230
Shin-Etsu Chemical Co Ltd	83,600	6,441,494
		9,643,724
Electronic Equipment, Instruments & Components – 2.0%
Hexagon AB	74,635	3,446,815
Keyence Corp	17,700	8,921,677
		12,368,492
Hotels, Restaurants & Leisure – 2.6%
GVC Holdings PLC	1,572,619	13,514,734
Merlin Entertainments PLC	754,514	3,053,176
		16,567,910
Household Durables – 2.8%
Sony Corp	370,200	17,830,123
Industrial Conglomerates – 0.9%
Siemens AG	49,946	5,569,681
Insurance – 10.6%
AIA Group Ltd	2,865,000	23,569,735
NN Group NV	545,680	21,674,009
Sony Financial Holdings Inc	1,134,700	21,064,493
		66,308,237
Interactive Media & Services – 3.2%
Tencent Holdings Ltd	509,800	20,209,266
Internet & Direct Marketing Retail – 6.5%
Alibaba Group Holding Ltd (ADR)*	228,060	31,260,184
MakeMyTrip Ltd*	381,658	9,285,739
		40,545,923
Metals & Mining – 8.7%
ArcelorMittal	301,137	6,212,546
Hindustan Zinc Ltd	3,692,019	14,736,384
Rio Tinto Ltd	408,336	22,580,036
Teck Resources Ltd	496,578	10,691,888
		54,220,854
Oil, Gas & Consumable Fuels – 5.7%
Canadian Natural Resources Ltd	789,124	19,041,562
TOTAL SA#	320,508	16,929,495
		35,971,057

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 6.3%
AstraZeneca PLC	130,005	$9,720,996
Novartis AG	149,026	12,769,032
Sanofi	197,303	17,048,411
		39,538,439
Road & Rail – 1.3%
Container Corp Of India Ltd	839,398	8,272,013
Semiconductor & Semiconductor Equipment – 5.4%
ASML Holding NV	140,924	21,984,941
Taiwan Semiconductor Manufacturing Co Ltd	1,670,000	12,123,388
		34,108,329
Specialty Retail – 1.4%
Industria de Diseno Textil SA	337,575	8,604,648
Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co Ltd	296,253	10,251,472
Textiles, Apparel & Luxury Goods – 3.1%
Cie Financiere Richemont SA	125,168	8,047,501
Samsonite International SA*	3,978,300	11,231,744
		19,279,245
Thrifts & Mortgage Finance – 0.5%
LIC Housing Finance Ltd	426,940	2,988,835
Trading Companies & Distributors – 2.6%
Ferguson PLC	251,847	16,127,305
Total Common Stocks (cost $555,912,065)		606,039,260
Investment Companies – 3.2%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº,£	5,589	5,589
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£	20,350,499	20,350,499
Total Investment Companies (cost $20,356,088)		20,356,088
Total Investments (total cost $576,268,153) – 99.8%		626,395,348
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		949,228
Net Assets – 100%		$627,344,576

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$95,836,038	15.3%
France	92,533,157	14.8
Japan	74,868,335	12.0
Netherlands	70,909,023	11.3
China	70,642,026	11.3
India	35,282,971	5.6
Hong Kong	34,801,479	5.6
Canada	33,283,915	5.3
United States	22,614,695	3.6
Australia	22,580,036	3.6
Switzerland	20,816,533	3.3
Spain	12,794,601	2.0
Taiwan	12,123,388	1.9
South Korea	10,251,472	1.6
Ireland	6,079,522	1.0
Germany	5,569,681	0.9
Sweden	3,446,815	0.6
Belgium	1,961,661	0.3

Total	$626,395,348	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 3.2%
Investments Purchased with Cash Collateral from Securities Lending - 0%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	$113,733∆	$-	$-	$5,589
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	160,481	-	-	20,350,499
Total Affiliated Investments - 3.2%	$274,214	$-	$-	$20,356,088

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2018

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 3.2%
Investments Purchased with Cash Collateral from Securities Lending - 0%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	-	134,890,255	(134,884,666)	5,589
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	5,519,619	123,586,795	(108,755,915)	20,350,499

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(119,854)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ 317,091

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2018

Market Value
Purchased options contracts, put	$ 429,353

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

#	Loaned security; a portion of the security is on loan at December 31, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$3,550,465	$29,892,065	$-
Banks	-	79,751,948	-
Beverages	-	45,156,889	-
Biotechnology	2,258,607	27,023,733	-
Chemicals	-	9,643,724	-
Electronic Equipment, Instruments & Components	-	12,368,492	-
Hotels, Restaurants & Leisure	-	16,567,910	-
Household Durables	-	17,830,123	-
Industrial Conglomerates	-	5,569,681	-
Insurance	-	66,308,237	-
Interactive Media & Services	-	20,209,266	-
Internet & Direct Marketing Retail	40,545,923	-	-
Metals & Mining	10,691,888	43,528,966	-
Oil, Gas & Consumable Fuels	19,041,562	16,929,495	-
Pharmaceuticals	-	39,538,439	-
Road & Rail	-	8,272,013	-
Semiconductor & Semiconductor Equipment	-	34,108,329	-
Specialty Retail	-	8,604,648	-
Technology Hardware, Storage & Peripherals	-	10,251,472	-
Textiles, Apparel & Luxury Goods	-	19,279,245	-
Thrifts & Mortgage Finance	-	2,988,835	-
Trading Companies & Distributors	-	16,127,305	-
Investment Companies	-	20,356,088	-
Total Assets	$76,088,445	$550,306,903	$-

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Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$606,039,260
Affiliated investments, at value(3)	20,356,088
Cash denominated in foreign currency(4)	254,890
Non-interested Trustees' deferred compensation	15,177
Receivables:
Investments sold	2,753,261
Portfolio shares sold	1,458,399
Dividends	509,502
Foreign tax reclaims	238,374
Dividends from affiliates	40,925
Other assets	7,157
Total Assets	631,673,033
Liabilities:
Due to custodian	15,025
Collateral for securities loaned (Note 3)	5,589
Payables:	—
Investments purchased	3,188,450
Portfolio shares repurchased	430,219
Advisory fees	264,650
12b-1 Distribution and shareholder servicing fees	108,108
Foreign tax liability	70,195
Professional fees	35,446
Transfer agent fees and expenses	29,614
Custodian fees	18,149
Non-interested Trustees' deferred compensation fees	15,177
Non-interested Trustees' fees and expenses	5,456
Affiliated portfolio administration fees payable	1,403
Accrued expenses and other payables	140,976
Total Liabilities	4,328,457
Net Assets	$627,344,576
Net Assets Consist of:
Capital (par value and paid-in surplus)	$974,794,958
Total distributable earnings (loss)(5)	(347,450,382)
Total Net Assets	$627,344,576
Net Assets - Institutional Shares	$143,912,115
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,388,892
Net Asset Value Per Share	$26.71
Net Assets - Service Shares	$483,432,461
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,860,027
Net Asset Value Per Share	$25.63

(1) Includes cost of $555,912,065.

(2) Includes $3,567 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $20,356,088.

(4) Includes cost of $254,890.

(5) Includes $70,195 of foreign capital gains tax on investments.

See Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$19,123,274
Dividends from affiliates	160,481
Affiliated securities lending income, net	113,733
Interest	8,567
Foreign tax withheld	(1,862,479)
Total Investment Income	17,543,576
Expenses:
Advisory fees	3,729,268
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,467,623
Transfer agent administrative fees and expenses:
Institutional Shares	86,143
Service Shares	293,525
Other transfer agent fees and expenses:
Institutional Shares	5,003
Service Shares	9,707
Shareholder reports expense	159,680
Custodian fees	76,738
Professional fees	52,571
Affiliated portfolio administration fees	27,499
Non-interested Trustees’ fees and expenses	22,473
Registration fees	21,020
Other expenses	85,482
Total Expenses	6,036,732
Net Investment Income/(Loss)	11,506,844
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	29,975,925
Purchased options contracts	(119,854)
Total Net Realized Gain/(Loss) on Investments	29,856,071
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(154,004,241)
Purchased options contracts	317,091
Total Change in Unrealized Net Appreciation/Depreciation	(153,687,150)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(112,324,235)

(1)  Includes realized foreign capital gains tax on investments of $(1,206,866).

(2)  Includes change in unrealized appreciation/depreciation of $(70,195) due to foreign capital gains tax accrual on investments.

See Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$11,506,844	$11,267,233
Net realized gain/(loss) on investments	29,856,071	1,405,089
Change in unrealized net appreciation/depreciation	(153,687,150)	191,424,039
Net Increase/(Decrease) in Net Assets Resulting from Operations	(112,324,235)	204,096,361
Dividends and Distributions to Shareholders(1)
Institutional Shares	(3,006,958)	N/A
Service Shares	(9,659,879)	N/A
Total Dividends and Distributions to Shareholders	(12,666,837)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(2,935,504)
Service Shares	N/A	(9,436,810)
Total Dividends from Net Investment Income	N/A	(12,372,314)
Net Decrease from Dividends and Distributions to Shareholders	(12,666,837)	(12,372,314)
Capital Share Transactions:
Institutional Shares	(12,202,481)	(17,908,280)
Service Shares	(56,678,825)	(40,453,452)
Net Increase/(Decrease) from Capital Share Transactions	(68,881,306)	(58,361,732)
Net Increase/(Decrease) in Net Assets	(193,872,378)	133,362,315
Net Assets:
Beginning of period	821,216,954	687,854,639
End of period(2)	$627,344,576	$821,216,954

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $4,920,765 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$31.98	$24.79	$28.80		$32.56	$42.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.48	0.38		0.29	0.59
Net realized and unrealized gain/(loss)	(5.25)	7.20	(2.35)		(2.92)	(4.74)
Total from Investment Operations	(4.72)	7.68	(1.97)		(2.63)	(4.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.49)	(1.22)		(0.19)	(1.26)
Distributions (from capital gains)	—	—	(0.82)		(0.94)	(4.05)
Total Dividends and Distributions	(0.55)	(0.49)	(2.04)		(1.13)	(5.31)
Net Asset Value, End of Period	$26.71	$31.98	$24.79		$28.80	$32.56
Total Return*	(14.94)%	31.12%	(6.45)%		(8.59)%	(11.87)%
Net Assets, End of Period (in thousands)	$143,912	$184,546	$158,362		$186,647	$364,378
Average Net Assets for the Period (in thousands)	$172,398	$176,815	$163,322		$306,322	$426,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.57%	0.50%		0.51%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.57%	0.50%		0.51%	0.53%
Ratio of Net Investment Income/(Loss)	1.71%	1.65%	1.50%		0.90%	1.52%
Portfolio Turnover Rate	25%	33%	103%		31%	36%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.74	$23.87	$27.84	$31.55	$40.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.39	0.30	0.19	0.48
Net realized and unrealized gain/(loss)	(5.05)	6.93	(2.27)	(2.80)	(4.60)
Total from Investment Operations	(4.61)	7.32	(1.97)	(2.61)	(4.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.45)	(1.18)	(0.16)	(1.20)
Distributions (from capital gains)	—	—	(0.82)	(0.94)	(4.05)
Total Dividends and Distributions	(0.50)	(0.45)	(2.00)	(1.10)	(5.25)
Net Asset Value, End of Period	$25.63	$30.74	$23.87	$27.84	$31.55
Total Return*	(15.17)%	30.80%	(6.71)%	(8.80)%	(12.10)%
Net Assets, End of Period (in thousands)	$483,432	$636,671	$529,492	$631,202	$773,482
Average Net Assets for the Period (in thousands)	$587,476	$598,500	$554,215	$722,654	$903,702
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.82%	0.75%	0.77%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.82%	0.75%	0.77%	0.78%
Ratio of Net Investment Income/(Loss)	1.46%	1.40%	1.25%	0.62%	1.27%
Portfolio Turnover Rate	25%	33%	103%	31%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2018 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

20	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced

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Notes to Financial Statements

and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

There were no options held at December 31, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change

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Notes to Financial Statements

due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$3,567	$—	$(3,567)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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Notes to Financial Statements

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,567. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2018 is $5,589, resulting in the net amount due to the counterparty of $2,022.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI All Country World-ex USA IndexSM.

The calculation of the performance adjustment applies as follows:

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Notes to Financial Statements

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid

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Notes to Financial Statements

to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $982,598 in sales, resulting in a net realized gain of $66,617. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes(reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,693,930	$ -	$(396,706,068)	$ -	$ -	$ (44,337)	$ 46,606,093

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(49,225,729)	$(347,480,339)	$ (396,706,068)

During the year ended December 31, 2018, capital loss carryovers of $32,399,348 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 579,719,060	$94,193,677	$(47,517,389)	$ 46,676,288

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,666,837	$ -	$ -	$ -

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Notes to Financial Statements

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,372,314	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (1,217,713)	$ 1,217,713

6. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	345,349	$ 10,809,870	495,559	$ 14,469,838
Reinvested dividends and distributions	99,536	3,006,958	98,445	2,935,504
Shares repurchased	(826,961)	(26,019,309)	(1,211,991)	(35,313,622)
Net Increase/(Decrease)	(382,076)	$(12,202,481)	(617,987)	$(17,908,280)
Service Shares:
Shares sold	1,635,221	$ 48,989,680	2,229,351	$ 62,747,447
Reinvested dividends and distributions	332,508	9,659,879	329,087	9,436,810
Shares repurchased	(3,818,413)	(115,328,384)	(4,029,299)	(112,637,709)
Net Increase/(Decrease)	(1,850,684)	$(56,678,825)	(1,470,861)	$(40,453,452)

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$189,906,499	$ 271,288,717	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

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Notes to Financial Statements

periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Overseas Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Overseas Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Foreign Taxes Paid	$1,859,648
Foreign Source Income	$19,123,273

42	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

44	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

46	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

48	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

50	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Garth Yettick 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52	DECEMBER 31, 2018

Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81120 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT Research Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of our research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2018, Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned -2.58% and -2.84%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned -1.51% and its secondary benchmark, the S&P 500® Index, returned -4.38%. Another benchmark we use to measure performance, the Core Growth Index, returned -2.94%. The Core Growth Index is an internally calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

U.S. equity markets were volatile and lost ground during the year. While corporate earnings growth was solid, global trade tensions and the prospect of rising interest rates weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth. The energy and industrials sectors suffered the steepest losses within the index.

PERFORMANCE DISCUSSION

Our six global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating superior performance over longer periods. However, we underperformed our benchmark this year.

Our stock selection in the technology and health care sectors detracted from relative performance. Stock selection in the financials and energy sectors contributed to relative results.

Nvidia was our largest detractor on an absolute basis. The stock declined after the company reported earnings below consensus expectations. We continue to like Nvidia’s long-term outlook, however. The company is a leading supplier of graphics processing units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

Flex was another large detractor. The supply chain solutions company had been working on a solution to near-source manufacturing for Nike, but after delays on the project both sides walked away from it. The departure of the company’s CEO also weighed on the stock. After execution issues from the company, we sold the stock to pursue higher conviction ideas for the portfolio.

Celgene also detracted from performance. The biotech company has faced a few headwinds, including management turnover, worries about generic competition and news that the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis drug, ozanimod. Although the news was an unwelcome setback, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. We believe ozanimod will get FDA approval and that the delay should only moderately impact sales potential. In addition, over the next two years Celgene could launch several treatments addressing multiple sclerosis, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders.

While disappointed by these results, we were pleased with the performance of other holdings, including Amazon. The company strung together several quarters of strong earnings growth, helping to affirm its powerful, secular growth potential. Amazon is a longtime holding in our Portfolio and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform,

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Janus Henderson VIT Research Portfolio (unaudited)

which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, we believe Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Dexcom was the top contributor. The stock of this medical device company climbed throughout the period, buoyed by the Food and Drug Administration’s (FDA) approval of Dexcom’s G6, the first integrated continuous glucose monitor (iCGM) for diabetes management. The G6 is the only on-body iCGM that can be integrated with other devices, such as a smartphone and insulin pump. No finger-stick calibration is required, and the FDA has eased the pathway for compatible devices to gain approval for use with the G6. As a result, sales have been robust, and we believe a long runway of growth for the product remains. While we like the company, we sold the position after it reached our valuation target.

Salesforce also made meaningful contributions to performance. Strong revenue growth and continued appreciation for its business model have driven the stock higher. We continue to like Salesforce’s position as a leader in cloud-based enterprise software, and believe it will benefit as marketing and sales departments move more functions from on-premises software to the cloud, and as the company moves into new adjacencies beyond sales and marketing departments.

OUTLOOK

We believe equity investors should be prepared for more volatility in the coming months. The business cycle is aging, a decades-low unemployment rate in the U.S. has started to put upward pressure on wages and the Federal Reserve continues to normalize monetary policy. In addition, geopolitical risks have created headwinds, from ongoing trade tensions between the U.S. and China to uncertainty about Brexit. While these factors do not signal that a recession is imminent, in our opinion, they do suggest that the global economy could deliver slower growth in 2019.

In such an environment, we believe stocks sensitive to economic growth or interest rate moves could be challenged. As a result, we continue to look for growth stories that we believe will persist irrespective of the business cycle, including innovation in health care and the shift to the digital economy. At the same time, market volatility has led to a significant re-rating in the valuations of stocks globally. As multiples improve, we will aim to take advantage of secular growth stories that previously looked expensive. Select emerging market stocks, for example, could benefit from the potential diversification of global supply chains while companies with ample free cash flows may decide to increase dividends or repurchase shares. In our experience, focusing on these types of fundamentals makes it easier to ride out periods of market volatility and often leads to better long-term results.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	1.11%	NVIDIA Corp	-1.06%
	DexCom Inc	0.74%	Flex Ltd	-0.67%
	Adobe Inc	0.68%	Facebook Inc	-0.59%
	salesforce.com Inc	0.61%	Altria Group Inc	-0.53%
	Microsoft Corp	0.51%	Celgene Corp	-0.47%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.53%	10.54%	10.47%
	Energy	0.38%	0.92%	0.88%
	Industrials	0.27%	15.37%	15.43%
	Other**	0.10%	0.43%	0.00%
	Consumer	-0.18%	23.22%	23.31%

	2 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Technology	-1.26%	36.34%	36.61%
	Healthcare	-0.48%	13.18%	13.30%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc
Interactive Media & Services	7.1%
Microsoft Corp
Software	7.0%
Amazon.com Inc
Internet & Direct Marketing Retail	5.8%
Apple Inc
Technology Hardware, Storage & Peripherals	3.8%
Visa Inc
Information Technology Services	2.9%
26.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investment Companies	0.3%
Limited Partnership Interests	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

4	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018					per the April 30, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-2.58%	8.31%	13.04%	8.01%	0.61%
Service Shares	-2.84%	8.04%	12.76%	7.72%	0.86%
Russell 1000 Growth Index	-1.51%	10.40%	15.29%	8.96%
S&P 500 Index	-4.38%	8.49%	13.12%	9.04%
Core Growth Index	-2.94%	9.46%	14.21%	9.04%
Morningstar Quartile - Institutional Shares	3rd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	771/1,440	714/1,322	789/1,131	293/440

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

6	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Institutional Shares	$1,000.00	$920.70	$2.90	$1,000.00	$1,022.18	$3.06	0.60%
Service Shares	$1,000.00	$919.60	$4.11	$1,000.00	$1,020.92	$4.33	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 99.8%
Aerospace & Defense – 3.5%
Axon Enterprise Inc*	44,727	$1,956,806
Boeing Co	24,043	7,753,868
L3 Technologies Inc	37,065	6,436,708
		16,147,382
Auto Components – 0.8%
Aptiv PLC	58,710	3,614,775
Beverages – 3.0%
Coca-Cola Co	207,615	9,830,570
Monster Beverage Corp*	80,526	3,963,490
		13,794,060
Biotechnology – 5.7%
AbbVie Inc	71,072	6,552,128
AnaptysBio Inc*	31,475	2,007,790
Celgene Corp*	67,058	4,297,747
Gilead Sciences Inc	68,240	4,268,412
Insmed Inc*	73,559	965,094
Neurocrine Biosciences Inc*	44,214	3,157,322
Regeneron Pharmaceuticals Inc*	9,200	3,436,200
Sarepta Therapeutics Inc*	10,699	1,167,582
		25,852,275
Building Products – 0.6%
AO Smith Corp	70,522	3,011,289
Capital Markets – 2.7%
Blackstone Group LP	45,624	1,360,051
CME Group Inc	17,954	3,377,506
Intercontinental Exchange Inc	50,438	3,799,495
TD Ameritrade Holding Corp	75,520	3,697,459
		12,234,511
Chemicals – 2.3%
Air Products & Chemicals Inc	33,440	5,352,072
Sherwin-Williams Co	12,711	5,001,270
		10,353,342
Construction Materials – 0.6%
Vulcan Materials Co	29,671	2,931,495
Consumer Finance – 0.5%
Synchrony Financial	97,639	2,290,611
Containers & Packaging – 1.1%
Ball Corp	111,169	5,111,551
Diversified Consumer Services – 0.5%
frontdoor Inc*	23,957	637,496
ServiceMaster Global Holdings Inc*	47,914	1,760,360
		2,397,856
Electrical Equipment – 0.8%
Sensata Technologies Holding PLC*	78,560	3,522,630
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	69,935	2,704,386
Entertainment – 1.3%
Liberty Media Corp-Liberty Formula One*	106,308	3,263,656
Netflix Inc*	9,735	2,605,670
		5,869,326
Equity Real Estate Investment Trusts (REITs) – 1.9%
Crown Castle International Corp	69,301	7,528,168
Invitation Homes Inc	55,760	1,119,661
		8,647,829
Health Care Equipment & Supplies – 2.0%
Abbott Laboratories	40,591	2,935,947
Boston Scientific Corp*	121,059	4,278,225

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
ICU Medical Inc*	7,590	$1,742,892
		8,957,064
Health Care Providers & Services – 3.1%
Humana Inc	18,474	5,292,432
UnitedHealth Group Inc	34,866	8,685,818
		13,978,250
Hotels, Restaurants & Leisure – 4.9%
Aramark	94,910	2,749,543
Dunkin' Brands Group Inc	26,510	1,699,821
Hilton Worldwide Holdings Inc	37,235	2,673,473
McDonald's Corp	26,297	4,669,558
Norwegian Cruise Line Holdings Ltd*	84,683	3,589,712
Starbucks Corp	110,367	7,107,635
		22,489,742
Independent Power and Renewable Electricity Producers – 0.4%
NRG Energy Inc	44,331	1,755,508
Information Technology Services – 8.6%
Gartner Inc*	57,416	7,340,061
GoDaddy Inc*	74,653	4,898,730
Mastercard Inc	57,152	10,781,725
Visa Inc	98,435	12,987,514
Worldpay Inc*	43,419	3,318,514
		39,326,544
Insurance – 1.2%
Progressive Corp	89,664	5,409,429
Interactive Media & Services – 7.1%
Alphabet Inc - Class C*	31,322	32,437,376
Internet & Direct Marketing Retail – 7.1%
Amazon.com Inc*	17,710	26,599,889
Booking Holdings Inc*	1,869	3,219,203
Wayfair Inc*	26,936	2,426,395
		32,245,487
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	17,700	3,961,083
Machinery – 2.5%
Illinois Tool Works Inc	44,963	5,696,362
Parker-Hannifin Corp	39,028	5,820,636
		11,516,998
Media – 1.3%
Discovery Inc - Class C*	101,798	2,349,498
Liberty Broadband Corp*	47,902	3,450,381
		5,799,879
Oil, Gas & Consumable Fuels – 0.4%
Anadarko Petroleum Corp	18,641	817,221
Enterprise Products Partners LP	37,241	915,756
		1,732,977
Personal Products – 0.9%
Estee Lauder Cos Inc	32,298	4,201,970
Pharmaceuticals – 2.8%
Bristol-Myers Squibb Co	65,403	3,399,648
Eli Lilly & Co	41,915	4,850,404
Merck & Co Inc	57,729	4,411,073
		12,661,125
Professional Services – 1.4%
CoStar Group Inc*	10,493	3,539,709
Verisk Analytics Inc*	27,187	2,964,470
		6,504,179

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Road & Rail – 1.4%
CSX Corp	101,922	$6,332,414
Semiconductor & Semiconductor Equipment – 6.0%
Lam Research Corp	40,511	5,516,383
Microchip Technology Inc	74,544	5,361,205
NVIDIA Corp	47,028	6,278,238
Texas Instruments Inc	108,783	10,279,994
		27,435,820
Software – 14.7%
Adobe Inc*	48,377	10,944,813
Autodesk Inc*	25,827	3,321,610
Microsoft Corp	314,342	31,927,717
salesforce.com Inc*	68,111	9,329,164
SS&C Technologies Holdings Inc	55,012	2,481,591
Tyler Technologies Inc*	20,655	3,838,112
Ultimate Software Group Inc*	20,745	5,079,828
		66,922,835
Technology Hardware, Storage & Peripherals – 3.8%
Apple Inc	108,812	17,164,005
Textiles, Apparel & Luxury Goods – 1.5%
NIKE Inc	91,753	6,802,567
Tobacco – 1.9%
Altria Group Inc	174,137	8,600,626
Total Common Stocks (cost $374,859,638)		454,719,196
Limited Partnership Interests – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III LP*,¢,§ (cost $5,603)	442,372	4,910
Investment Companies – 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£ (cost $1,134,000)	1,134,000	1,134,000
Total Investments (total cost $375,999,241) – 100.1%		455,858,106
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(238,620)
Net Assets – 100%		$455,619,486

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	$31,954	$-	$-	$1,134,000

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	6,311,000	70,373,395	(75,550,395)	1,134,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III LP	10/8/16	$5,603	$4,910	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$454,719,196	$-	$-
Limited Partnership Interests	-	-	4,910
Investment Companies	-	1,134,000	-
Total Assets	$454,719,196	$1,134,000	$4,910

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)	$454,724,106
Affiliated investments, at value(2)	1,134,000
Cash	48,500
Non-interested Trustees' deferred compensation	11,040
Receivables:
Dividends	322,863
Portfolio shares sold	131,384
Dividends from affiliates	3,236
Foreign tax reclaims	1,931
Other assets	4,880
Total Assets	456,381,940
Liabilities:
Payables:	—
Investments purchased	232,056
Advisory fees	199,698
Portfolio shares repurchased	154,209
Professional fees	36,542
12b-1 Distribution and shareholder servicing fees	28,876
Non-affiliated portfolio administration fees payable	26,790
Transfer agent fees and expenses	22,067
Non-interested Trustees' deferred compensation fees	11,040
Postage fees	7,254
Non-interested Trustees' fees and expenses	3,966
Custodian fees	2,640
Affiliated portfolio administration fees payable	1,033
Accrued expenses and other payables	36,283
Total Liabilities	762,454
Net Assets	$455,619,486
Net Assets Consist of:
Capital (par value and paid-in surplus)	$322,224,231
Total distributable earnings (loss)	133,395,255
Total Net Assets	$455,619,486
Net Assets - Institutional Shares	$328,802,777
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,756,794
Net Asset Value Per Share	$33.70
Net Assets - Service Shares	$126,816,709
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,857,889
Net Asset Value Per Share	$32.87

(1) Includes cost of $374,865,241. (2) Includes cost of $1,134,000.

See Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$5,685,789
Dividends from affiliates	31,954
Foreign tax withheld	(43)
Total Investment Income	5,717,700
Expenses:
Advisory fees	2,558,678
12b-1 Distribution and shareholder servicing fees:
Service Shares	370,006
Transfer agent administrative fees and expenses:
Institutional Shares	190,021
Service Shares	74,001
Other transfer agent fees and expenses:
Institutional Shares	10,865
Service Shares	2,501
Professional fees	56,477
Shareholder reports expense	55,340
Registration fees	23,031
Affiliated portfolio administration fees	18,797
Non-interested Trustees’ fees and expenses	15,807
Custodian fees	15,755
Other expenses	59,652
Total Expenses	3,450,931
Net Investment Income/(Loss)	2,266,769
Net Realized Gain/(Loss) on Investments:
Investments	53,207,407
Total Net Realized Gain/(Loss) on Investments	53,207,407
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(64,203,109)
Total Change in Unrealized Net Appreciation/Depreciation	(64,203,109)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,728,933)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$2,266,769	$2,105,671
Net realized gain/(loss) on investments	53,207,407	49,093,639
Change in unrealized net appreciation/depreciation	(64,203,109)	73,938,175
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,728,933)	125,137,485
Dividends and Distributions to Shareholders(1)
Institutional Shares	(20,256,261)	N/A
Service Shares	(7,620,740)	N/A
Total Dividends and Distributions to Shareholders	(27,877,001)	N/A
Dividends from Net Investment Income(1)
Institutional Shares	N/A	(1,412,483)
Service Shares	N/A	(376,759)
Total Dividends from Net Investment Income	N/A	(1,789,242)
Distributions from Net Realized Gain from Investment Transactions(1)
Institutional Shares	N/A	(3,425,857)
Service Shares	N/A	(1,510,437)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(4,936,294)
Net Decrease from Dividends and Distributions to Shareholders	(27,877,001)	(6,725,536)
Capital Share Transactions:
Institutional Shares	(23,591,795)	(34,354,187)
Service Shares	(23,669,439)	(18,987,617)
Net Increase/(Decrease) from Capital Share Transactions	(47,261,234)	(53,341,804)
Net Increase/(Decrease) in Net Assets	(83,867,168)	65,070,145
Net Assets:
Beginning of period	539,486,654	474,416,509
End of period(2)	$455,619,486	$539,486,654

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $1,055,597 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$36.51	$28.93	$30.84		$35.76	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.16	0.14		0.17	0.15
Net realized and unrealized gain/(loss)	(0.94)	7.87	(0.03)		1.92	4.08
Total from Investment Operations	(0.75)	8.03	0.11		2.09	4.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.13)	(0.16)		(0.23)	(0.13)
Distributions (from capital gains)	(1.85)	(0.32)	(1.86)		(6.78)	(2.54)
Total Dividends and Distributions	(2.06)	(0.45)	(2.02)		(7.01)	(2.67)
Net Asset Value, End of Period	$33.70	$36.51	$28.93		$30.84	$35.76
Total Return*	(2.58)%	27.88%	0.50%		5.35%	12.99%
Net Assets, End of Period (in thousands)	$328,803	$379,048	$330,516		$380,663	$431,838
Average Net Assets for the Period (in thousands)	$380,194	$360,896	$353,738		$413,393	$420,607
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.61%	0.62%		0.71%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.61%	0.62%		0.71%	0.55%
Ratio of Net Investment Income/(Loss)	0.50%	0.48%	0.47%		0.49%	0.44%
Portfolio Turnover Rate	47%	55%	58%		54%	60%
				1

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.68	$28.31	$30.24	$35.21	$33.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.08	0.06	0.08	0.06
Net realized and unrealized gain/(loss)	(0.92)	7.69	(0.02)	1.89	4.03
Total from Investment Operations	(0.83)	7.77	0.04	1.97	4.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.08)	(0.11)	(0.16)	(0.08)
Distributions (from capital gains)	(1.85)	(0.32)	(1.86)	(6.78)	(2.54)
Total Dividends and Distributions	(1.98)	(0.40)	(1.97)	(6.94)	(2.62)
Net Asset Value, End of Period	$32.87	$35.68	$28.31	$30.24	$35.21
Total Return*	(2.84)%	27.55%	0.27%	5.08%	12.73%
Net Assets, End of Period (in thousands)	$126,817	$160,439	$143,900	$163,148	$162,422
Average Net Assets for the Period (in thousands)	$148,101	$155,006	$151,772	$166,602	$163,094
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.86%	0.87%	0.97%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.86%	0.87%	0.97%	0.80%
Ratio of Net Investment Income/(Loss)	0.25%	0.23%	0.22%	0.25%	0.19%
Portfolio Turnover Rate	47%	55%	58%	54%	60%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

18	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

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Notes to Financial Statements

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. Prior to May 1, 2017, the Portfolio’s benchmark index used in the calculation is the Core Growth Index. Effective May 1, 2017, the Portfolio’s performance fee adjustment will be calculated based on a combination of the Core Growth Index and Russell 1000® Growth Index for a period of 36 months.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of

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Notes to Financial Statements

Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be

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Notes to Financial Statements

considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2018, the Portfolio engaged in cross trades amounting to $450,553 in sales, resulting in a net realized gain of $7,525. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 553,099	$ 53,532,818	$ -	$ -	$ -	$ (9,194)	$ 79,318,532

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 376,539,574	$104,913,966	$(25,595,434)	$ 79,318,532

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,580,151	$ 25,296,850	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,789,242	$ 4,936,294	$ -	$ -

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (200,156)	$ 200,156

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	145,948	$ 5,564,327	188,132	$ 6,276,438
Reinvested dividends and distributions	543,760	20,256,261	142,892	4,838,340
Shares repurchased	(1,313,591)	(49,412,383)	(1,373,370)	(45,468,965)
Net Increase/(Decrease)	(623,883)	$(23,591,795)	(1,042,346)	$(34,354,187)
Service Shares:
Shares sold	369,299	$ 13,616,959	221,432	$ 7,150,742
Reinvested dividends and distributions	209,452	7,620,740	57,145	1,887,196
Shares repurchased	(1,217,465)	(44,907,138)	(865,269)	(28,025,555)
Net Increase/(Decrease)	(638,714)	$(23,669,439)	(586,692)	$(18,987,617)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$246,864,644	$ 314,083,948	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Research Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, investee companies, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$25,296,850
Dividends Received Deduction Percentage	100%

36	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

38	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

42	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

44	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Research Portfolio	12/14-Present	Vice President and Director of Research of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Research Portfolio

Notes

NotesPage1

48	DECEMBER 31, 2018

Janus Henderson VIT Research Portfolio

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-93078 02-19

ANNUAL REPORT December 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

An all equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2018, Janus Henderson VIT U.S. Low Volatility Portfolio’s Service Shares returned -4.58%. This compares to the -4.38% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, Intech’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking-error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

A highly volatile fourth quarter drove the U.S. equity markets into negative territory for the year after being up by more than 10% at the end of September. The negative return in 2018 marked the first annual decline in U.S. equity markets since 2008. U.S. equity markets experienced a significant increase in volatility in 2018. Fear of inflation, trade wars between the U.S. and China, signs of weakness in the global economy and a rise in U.S. interest rates weighed on sentiment throughout the year, and created daily and even intra-day fluctuations we have not seen in a long time.

On average, the Portfolio was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, lower beta stocks outperformed the overall market, on average, particularly in the fourth quarter. Consequently, the Portfolio’s overweight to lower beta stocks contributed to the Portfolio’s relative return for the period. However, the Portfolio was negatively impacted by its smaller size positioning during the year, as capital concentration in U.S. equity markets increased in 2018.

From a sector perspective, the Portfolio’s average underweight allocation to information technology, which led the market for most of the year, was a detractor from relative performance. In particular, an average underweight to some mega-capitalization technology-oriented stocks that outperformed for most of the year was a detractor on average. However, an average overweight to the defensive utilities sector contributed during the year, particularly in the fourth quarter.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in Janus Henderson VIT U.S. Low Volatility Portfolio.

2	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

December 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Procter & Gamble Co
Household Products	5.6%
Southern Co
Electric Utilities	5.3%
Consolidated Edison Inc
Multi-Utilities	3.8%
Johnson & Johnson
Pharmaceuticals	3.6%
Kimberly-Clark Corp
Household Products	3.3%
21.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.3%
Investment Companies	0.8%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2018	As of December 31, 2017

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2018				per the April 30, 2018 prospectus
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Service Shares	-4.58%	8.16%	10.13%	0.82%
S&P 500 Index	-4.38%	8.49%	11.57%
Morningstar Quartile - Service Shares	1st	1st	2nd
Morningstar Ranking - based on total returns for Large Value Funds	143/1,266	20/1,100	236/1,049

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective August 31, 2018, Adrian Banner, Vassilios Papathanakos and Joseph Runnels are Co-Portfolios Managers of the Portfolio.

4	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

*The Portfolio’s inception date – September 6, 2012

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (7/1/18 - 12/31/18)†	Net Annualized Expense Ratio (7/1/18 - 12/31/18)
Service Shares	$1,000.00	$977.00	$4.09	$1,000.00	$1,021.07	$4.18	0.82%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – 99.3%
Aerospace & Defense – 3.9%
Boeing Co	4,300	$1,386,750
General Dynamics Corp	15,200	2,389,592
Harris Corp	49,200	6,624,780
L3 Technologies Inc	15,700	2,726,462
Lockheed Martin Corp	42,400	11,102,016
Northrop Grumman Corp	24,000	5,877,600
Raytheon Co	48,900	7,498,815
Textron Inc	10,900	501,291
United Technologies Corp	12,555	1,336,856
		39,444,162
Air Freight & Logistics – 1.9%
CH Robinson Worldwide Inc	116,900	9,830,121
Expeditors International of Washington Inc	130,300	8,872,127
		18,702,248
Airlines – 0.1%
United Continental Holdings Inc*	16,200	1,356,426
Automobiles – 0.1%
General Motors Co	15,900	531,855
Banks – 3.2%
Bank of America Corp	8,400	206,976
BB&T Corp	15,900	688,788
Citizens Financial Group Inc	138,600	4,120,578
Comerica Inc	10,400	714,376
Fifth Third Bancorp	122,400	2,880,072
Huntington Bancshares Inc/OH	40,200	479,184
JPMorgan Chase & Co	22,000	2,147,640
KeyCorp	63,500	938,530
M&T Bank Corp	38,294	5,481,020
People's United Financial Inc	509,147	7,346,991
PNC Financial Services Group Inc	39,400	4,606,254
Regions Financial Corp	77,700	1,039,626
SunTrust Banks Inc	3,000	151,320
US Bancorp	9,900	452,430
Zions Bancorp NA	20,900	851,466
		32,105,251
Beverages – 2.1%
Brown-Forman Corp	21,500	1,022,970
Coca-Cola Co	63,800	3,020,930
Constellation Brands Inc	34,500	5,548,290
PepsiCo Inc	106,400	11,755,072
		21,347,262
Capital Markets – 3.5%
Bank of New York Mellon Corp	16,036	754,815
Cboe Global Markets Inc	16,100	1,575,063
CME Group Inc	107,000	20,128,840
E*TRADE Financial Corp	14,865	652,276
Intercontinental Exchange Inc	138,510	10,433,958
MSCI Inc	5,400	796,122
Nasdaq Inc	9,400	766,758
Northern Trust Corp	539	45,055
		35,152,887
Chemicals – 0.5%
CF Industries Holdings Inc	10,042	436,927
Eastman Chemical Co	5,400	394,794
Ecolab Inc	7,700	1,134,595
International Flavors & Fragrances Inc	3,800	510,226
Linde PLC	4,879	761,319
Sherwin-Williams Co	5,400	2,124,684
		5,362,545

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – 1.3%
Republic Services Inc	142,000	$10,236,780
Waste Management Inc	31,000	2,758,690
		12,995,470
Communications Equipment – 0.5%
F5 Networks Inc*	14,200	2,300,826
Motorola Solutions Inc	24,400	2,806,976
		5,107,802
Containers & Packaging – 0.1%
Avery Dennison Corp	3,581	321,681
Ball Corp	12,000	551,760
		873,441
Diversified Consumer Services – 0.3%
H&R Block Inc	134,600	3,414,802
Diversified Financial Services – 0.1%
Berkshire Hathaway Inc*	2,200	449,196
Diversified Telecommunication Services – 1.3%
AT&T Inc	390,291	11,138,905
Verizon Communications Inc	33,500	1,883,370
		13,022,275
Electric Utilities – 10.1%
Alliant Energy Corp	27,400	1,157,650
American Electric Power Co Inc	39,500	2,952,230
Duke Energy Corp	131,200	11,322,560
Edison International	45,900	2,605,743
Entergy Corp	37,500	3,227,625
Evergy Inc	48,300	2,741,991
Eversource Energy	13,615	885,520
Exelon Corp	34,000	1,533,400
FirstEnergy Corp	77,900	2,925,145
NextEra Energy Inc	36,154	6,284,288
PG&E Corp*	54,900	1,303,875
Pinnacle West Capital Corp	20,200	1,721,040
PPL Corp	48,030	1,360,690
Southern Co	1,221,400	53,643,888
Xcel Energy Inc	160,200	7,893,054
		101,558,699
Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp	2,900	234,958
FLIR Systems Inc	20,300	883,862
		1,118,820
Energy Equipment & Services – 0.6%
Baker Hughes a GE Co	13,500	290,250
Halliburton Co	9,900	263,142
Helmerich & Payne Inc	9,600	460,224
National Oilwell Varco Inc	19,400	498,580
TechnipFMC PLC	202,100	3,957,118
		5,469,314
Entertainment – 0.8%
Activision Blizzard Inc	10,900	507,613
Electronic Arts Inc*	3,400	268,294
Netflix Inc*	8,800	2,355,408
Twenty-First Century Fox Inc - Class A	26,000	1,251,120
Twenty-First Century Fox Inc - Class B	59,600	2,847,688
Walt Disney Co	4,800	526,320
		7,756,443
Equity Real Estate Investment Trusts (REITs) – 3.0%
American Tower Corp	6,400	1,012,416
Apartment Investment & Management Co	9,900	434,412

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
AvalonBay Communities Inc	24,200	$4,212,010
Crown Castle International Corp	28,972	3,147,228
Duke Realty Corp	60,400	1,564,360
Equinix Inc	6,770	2,386,831
Equity Residential	8,700	574,287
Essex Property Trust Inc	15,400	3,776,234
Extra Space Storage Inc	27,600	2,497,248
HCP Inc	96,900	2,706,417
Iron Mountain Inc	9,900	320,859
Kimco Realty Corp	23,100	338,415
Mid-America Apartment Communities Inc	6,100	583,770
Public Storage	10,700	2,165,787
Realty Income Corp	11,348	715,378
SBA Communications Corp*	5,900	955,151
Simon Property Group Inc	4,100	688,759
SL Green Realty Corp	3,400	268,872
UDR Inc	9,400	372,428
Ventas Inc	6,800	398,412
Vornado Realty Trust	8,300	514,849
Welltower Inc	8,600	596,926
		30,231,049
Food & Staples Retailing – 3.7%
Kroger Co	13,300	365,750
Sysco Corp	139,800	8,759,868
Walmart Inc	303,400	28,261,710
		37,387,328
Food Products – 7.7%
Archer-Daniels-Midland Co	14,500	594,065
Conagra Brands Inc	345,800	7,386,288
General Mills Inc	808,700	31,490,778
Hershey Co	145,700	15,616,126
Hormel Foods Corp	9,900	422,532
JM Smucker Co	4,000	373,960
Kellogg Co	371,800	21,196,318
Tyson Foods Inc	11,300	603,420
		77,683,487
Health Care Equipment & Supplies – 2.8%
ABIOMED Inc*	1,100	357,544
Baxter International Inc	12,000	789,840
Becton Dickinson and Co	44,423	10,009,390
Boston Scientific Corp*	16,300	576,042
Cooper Cos Inc	5,000	1,272,500
Edwards Lifesciences Corp*	4,800	735,216
Intuitive Surgical Inc*	27,600	13,218,192
Medtronic PLC	7,700	700,392
Varian Medical Systems Inc*	1,280	145,037
Zimmer Biomet Holdings Inc	5,800	601,576
		28,405,729
Health Care Providers & Services – 5.0%
AmerisourceBergen Corp	24,197	1,800,257
Anthem Inc	8,200	2,153,566
Centene Corp*	13,700	1,579,610
Cigna Corp	55,300	10,502,576
CVS Health Corp	34,235	2,243,077
DaVita Inc*	28,300	1,456,318
HCA Healthcare Inc	6,900	858,705
Humana Inc	59,200	16,959,616
Laboratory Corp of America Holdings*	83,900	10,601,604
UnitedHealth Group Inc	5,200	1,295,424

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Universal Health Services Inc	8,900	$1,037,384
		50,488,137
Hotels, Restaurants & Leisure – 4.1%
Carnival Corp	10,500	517,650
Chipotle Mexican Grill Inc*	2,355	1,016,866
Darden Restaurants Inc	81,800	8,168,548
Marriott International Inc/MD	1,000	108,560
McDonald's Corp	168,665	29,949,844
Starbucks Corp	9,100	586,040
Wynn Resorts Ltd	5,700	563,787
		40,911,295
Household Durables – 0.2%
Garmin Ltd	28,800	1,823,616
Household Products – 11.0%
Clorox Co	132,800	20,469,792
Colgate-Palmolive Co	10,900	648,768
Kimberly-Clark Corp	290,600	33,110,964
Procter & Gamble Co	614,953	56,526,480
		110,756,004
Independent Power and Renewable Electricity Producers – 0.3%
AES Corp/VA	52,600	760,596
NRG Energy Inc	51,900	2,055,240
		2,815,836
Information Technology Services – 1.3%
Accenture PLC	1,800	253,818
Akamai Technologies Inc*	20,200	1,233,816
Cognizant Technology Solutions Corp	8,200	520,536
DXC Technology Co	8,700	462,579
Fidelity National Information Services Inc	3,101	318,008
International Business Machines Corp	4,800	545,616
Mastercard Inc	27,405	5,169,953
PayPal Holdings Inc*	4,184	351,833
Total System Services Inc	20,800	1,690,832
VeriSign Inc*	6,800	1,008,372
Visa Inc	11,800	1,556,892
		13,112,255
Insurance – 2.1%
Aflac Inc	21,000	956,760
Allstate Corp	10,100	834,563
American International Group Inc	1,300	51,233
Aon PLC	41,100	5,974,296
Assurant Inc	8,900	796,016
Everest Re Group Ltd	24,675	5,373,228
Hartford Financial Services Group Inc	56,000	2,489,200
Marsh & McLennan Cos Inc	12,000	957,000
Progressive Corp	56,600	3,414,678
Willis Towers Watson PLC	2,300	349,278
		21,196,252
Interactive Media & Services – 0.3%
Facebook Inc*	233	30,544
TripAdvisor Inc*	37,500	2,022,750
Twitter Inc*	35,000	1,005,900
		3,059,194
Internet & Direct Marketing Retail – 0.4%
Amazon.com Inc*	600	901,182
Booking Holdings Inc*	300	516,726
eBay Inc*	14,900	418,243

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Expedia Group Inc	21,500	$2,421,975
		4,258,126
Leisure Products – 0.6%
Hasbro Inc	57,700	4,688,125
Mattel Inc*,#	161,977	1,618,150
		6,306,275
Life Sciences Tools & Services – 0.1%
Illumina Inc*	2,453	735,728
IQVIA Holdings Inc*	1,200	139,404
		875,132
Machinery – 0.1%
Deere & Co	3,613	538,951
Xylem Inc/NY	2,108	140,646
		679,597
Media – 0.2%
CBS Corp	13,800	603,336
Interpublic Group of Cos Inc	23,100	476,553
Omnicom Group Inc	7,600	556,624
		1,636,513
Metals & Mining – 1.2%
Newmont Mining Corp	345,300	11,964,645
Multiline Retail – 1.0%
Dollar General Corp	13,800	1,491,504
Dollar Tree Inc*	1,780	160,770
Kohl's Corp	8,600	570,524
Macy's Inc	13,700	407,986
Nordstrom Inc	15,700	731,777
Target Corp	101,000	6,675,090
		10,037,651
Multi-Utilities – 5.3%
Ameren Corp	49,800	3,248,454
CenterPoint Energy Inc	37,184	1,049,704
CMS Energy Corp	21,500	1,067,475
Consolidated Edison Inc	499,200	38,168,832
Dominion Energy Inc	33,900	2,422,494
DTE Energy Co	7,400	816,220
NiSource Inc	39,800	1,008,930
Public Service Enterprise Group Inc	10,200	530,910
Sempra Energy	15,900	1,720,221
WEC Energy Group Inc	52,749	3,653,396
		53,686,636
Oil, Gas & Consumable Fuels – 2.6%
Anadarko Petroleum Corp	107,316	4,704,733
Cabot Oil & Gas Corp	105,800	2,364,630
Chevron Corp	7,500	815,925
Cimarex Energy Co	18,700	1,152,855
Concho Resources Inc*	19,700	2,024,963
ConocoPhillips	21,300	1,328,055
EOG Resources Inc	9,200	802,332
Exxon Mobil Corp	1,200	81,828
HollyFrontier Corp	37,800	1,932,336
Kinder Morgan Inc/DE	33,400	513,692
Marathon Petroleum Corp	19,276	1,137,477
Occidental Petroleum Corp	19,300	1,184,634
ONEOK Inc	11,000	593,450
Phillips 66	27,100	2,334,665
Pioneer Natural Resources Co	11,500	1,512,480
Valero Energy Corp	47,100	3,531,087

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Williams Cos Inc	24,000	$529,200
		26,544,342
Personal Products – 0.2%
Estee Lauder Cos Inc	16,800	2,185,680
Pharmaceuticals – 4.7%
Bristol-Myers Squibb Co	3,195	166,076
Eli Lilly & Co	66,000	7,637,520
Johnson & Johnson	281,000	36,263,050
Merck & Co Inc	17,200	1,314,252
Pfizer Inc	20,200	881,730
Zoetis Inc	5,900	504,686
		46,767,314
Professional Services – 0.3%
Robert Half International Inc	4,029	230,459
Verisk Analytics Inc*	23,400	2,551,536
		2,781,995
Road & Rail – 0.5%
JB Hunt Transport Services Inc	18,600	1,730,544
Kansas City Southern	7,800	744,510
Norfolk Southern Corp	3,000	448,620
Union Pacific Corp	14,500	2,004,335
		4,928,009
Semiconductor & Semiconductor Equipment – 0.5%
Micron Technology Inc*	5,300	168,169
NVIDIA Corp	2,751	367,259
Qorvo Inc*	7,200	437,256
Xilinx Inc	50,100	4,267,017
		5,239,701
Software – 1.1%
Adobe Inc*	2,600	588,224
Citrix Systems Inc	10,900	1,116,814
Intuit Inc	2,000	393,700
Red Hat Inc*	9,200	1,615,888
salesforce.com Inc*	25,800	3,533,826
Symantec Corp	200,800	3,794,116
		11,042,568
Specialty Retail – 3.8%
AutoZone Inc*	32,600	27,329,884
Best Buy Co Inc	17,600	932,096
Gap Inc	26,338	678,467
O'Reilly Automotive Inc*	5,800	1,997,114
Ross Stores Inc	5,715	475,488
Tiffany & Co	10,500	845,355
TJX Cos Inc	78,812	3,526,049
Ulta Beauty Inc*	9,200	2,252,528
		38,036,981
Technology Hardware, Storage & Peripherals – 1.2%
Apple Inc	65,100	10,268,874
NetApp Inc	25,700	1,533,519
Western Digital Corp	10,800	399,276
		12,201,669
Textiles, Apparel & Luxury Goods – 1.1%
Michael Kors Holdings Ltd*	39,623	1,502,504
NIKE Inc	8,700	645,018
PVH Corp	24,500	2,277,275
Tapestry Inc	135,962	4,588,718
Under Armour Inc*	26,100	422,037

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
VF Corp	25,700	$1,833,438
		11,268,990
Tobacco – 1.9%
Altria Group Inc	389,700	19,247,283
Trading Companies & Distributors – 0.3%
WW Grainger Inc	11,600	3,275,376
Water Utilities – 0.2%
American Water Works Co Inc	16,400	1,488,628
Total Common Stocks (cost $877,506,007)		998,092,191
Investment Companies – 0.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº,£	738,000	738,000
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº,£	7,358,099	7,358,099
Total Investment Companies (cost $8,096,099)		8,096,099
Total Investments (total cost $885,602,106) – 100.1%		1,006,188,290
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,495,681)
Net Assets – 100%		$1,004,692,609

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,001,469,853	99.5%
United Kingdom	4,718,437	0.5

Total	$1,006,188,290	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	$4,282∆	$-	$-	$738,000
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	178,658	-	-	7,358,099
Total Affiliated Investments - 0.8%	$182,940	$-	$-	$8,096,099

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2018

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 12/31/18
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4428%ºº	1,071,250	26,837,750	(27,171,000)	738,000
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4621%ºº	11,015,250	126,918,849	(130,576,000)	7,358,099

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2018.

#	Loaned security; a portion of the security is on loan at December 31, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$998,092,191	$-	$-
Investment Companies	-	8,096,099	-
Total Assets	$998,092,191	$8,096,099	$-

Janus Aspen Series	15

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$998,092,191
Affiliated investments, at value(3)	8,096,099
Cash	4,482
Non-interested Trustees' deferred compensation	24,381
Receivables:
Dividends	1,596,496
Portfolio shares sold	111,689
Dividends from affiliates	17,500
Other assets	9,442
Total Assets	1,007,952,280
Liabilities:
Collateral for securities loaned (Note 2)	738,000
Payables:	—
Portfolio shares repurchased	1,673,191
Advisory fees	457,295
12b-1 Distribution and shareholder servicing fees	228,648
Transfer agent fees and expenses	47,600
Professional fees	29,533
Non-interested Trustees' deferred compensation fees	24,381
Non-interested Trustees' fees and expenses	8,125
Affiliated portfolio administration fees payable	2,286
Custodian fees	2,195
Accrued expenses and other payables	48,417
Total Liabilities	3,259,671
Net Assets	$1,004,692,609
Net Assets Consist of:
Capital (par value and paid-in surplus)	$837,914,009
Total distributable earnings (loss)	166,778,600
Total Net Assets	$1,004,692,609
Net Assets - Service Shares	$1,004,692,609
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,594,160
Net Asset Value Per Share	$16.05

(1) Includes cost of $877,506,007. (2) Includes $715,680 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $8,096,099.

See Notes to Financial Statements.

16	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Operations

For the year ended December 31, 2018

Investment Income:
Dividends	$26,769,344
Dividends from affiliates	178,658
Affiliated securities lending income, net	4,282
Other income	201
Total Investment Income	26,952,485
Expenses:
Advisory fees	5,528,864
12b-1 Distribution and shareholder servicing fees	2,764,432
Transfer agent administrative fees and expenses	552,886
Other transfer agent fees and expenses	17,333
Professional fees	50,157
Affiliated portfolio administration fees	39,198
Non-interested Trustees’ fees and expenses	32,988
Shareholder reports expense	25,681
Custodian fees	11,501
Registration fees	70
Other expenses	86,524
Total Expenses	9,109,634
Net Investment Income/(Loss)	17,842,851
Net Realized Gain/(Loss) on Investments:
Investments	42,131,771
Total Net Realized Gain/(Loss) on Investments	42,131,771
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(107,161,580)
Total Change in Unrealized Net Appreciation/Depreciation	(107,161,580)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(47,186,958)

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$17,842,851	$15,857,860
Net realized gain/(loss) on investments	42,131,771	20,564,843
Change in unrealized net appreciation/depreciation	(107,161,580)	116,647,762
Net Increase/(Decrease) in Net Assets Resulting from Operations	(47,186,958)	153,070,465
Dividends and Distributions to Shareholders(1)
Dividends and Distributions to Shareholders(1)	(38,600,257)	N/A
Dividends from Net Investment Income(1)	N/A	(14,688,815)
Net Decrease from Dividends and Distributions to Shareholders	(38,600,257)	(14,688,815)
Capital Shares Transactions	(60,298,167)	49,397,046
Net Increase/(Decrease) in Net Assets	(146,085,382)	187,778,696
Net Assets:
Beginning of period	1,150,777,991	962,999,295
End of period(2)	$1,004,692,609	$1,150,777,991

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $5,253,053 as of December 31, 2017. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

18	DECEMBER 31, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$17.43	$15.30	$14.36		$14.28	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.24	0.26		0.25	0.21
Net realized and unrealized gain/(loss)	(1.05)	2.11	1.14		0.32	1.95
Total from Investment Operations	(0.77)	2.35	1.40		0.57	2.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.22)	(0.23)		(0.22)	(0.10)
Distributions (from capital gains)	(0.31)	—	(0.23)		(0.27)	(0.03)
Total Dividends and Distributions	(0.61)	(0.22)	(0.46)		(0.49)	(0.13)
Net Asset Value, End of Period	$16.05	$17.43	$15.30		$14.36	$14.28
Total Return*	(4.58)%	15.44%	9.71%		4.09%	17.70%
Net Assets, End of Period (in thousands)	$1,004,693	$1,150,778	$962,999		$695,281	$449,384
Average Net Assets for the Period (in thousands)	$1,106,198	$1,059,734	$831,798		$588,016	$322,054
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%		0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%		0.79%	0.79%
Ratio of Net Investment Income/(Loss)	1.61%	1.50%	1.72%		1.75%	1.60%
Portfolio Turnover Rate	20%	18%	29%		30%	36%
				1

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

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Notes to Financial Statements

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

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Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$715,680	$—	$(715,680)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the

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Notes to Financial Statements

Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Notes to Financial Statements

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $715,680 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2018 is $738,000, resulting in the net amount due to the counterparty of $22,320.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

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Notes to Financial Statements

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $34,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $511,200 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

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Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,228,661	$ 42,024,029	$ -	$ -	$ -	$ (23,798)	$120,549,708

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 885,638,582	$171,166,360	$(50,616,652)	$ 120,549,708

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,882,956	$ 19,717,301	$ -	$ -

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,688,815	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

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Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (8,375)	$ 8,375

5. Capital Share Transactions

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	7,860,759	$134,132,328	11,704,420	$190,154,154
Reinvested dividends and distributions	2,310,216	38,600,257	871,876	14,688,815
Shares repurchased	(13,599,710)	(233,030,752)	(9,507,405)	(155,445,923)
Net Increase/(Decrease)	(3,428,735)	$ (60,298,167)	3,068,891	$ 49,397,046

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$214,764,325	$ 281,585,353	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission adopted amendments to Regulation S-X for the presentation of distributable earnings and distributions to align with US Generally Accepted Accounting Principles (GAAP). The compliance date of the amendments to Regulation S-X was November 5, 2018. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT U.S. Low Volatility Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Henderson VIT U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2018:

Capital Gain Distributions	$19,717,301
Dividends Received Deduction Percentage	100%

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Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 60 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formery, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe* 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	60	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
*James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of
Compliance, North America for Janus
Henderson (since September 2017);
Formerly, Vice President, Head of Global
Corporate Compliance, and Chief
Compliance Officer for Janus Capital
Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-02-81127 02-19

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, William D. Stewart, and Diane L. Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $422,514 in fiscal 2018 and $481,824 in fiscal 2017.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under paragraph (a) of this Item were $2,465 in fiscal 2018 and $0 in fiscal 2017.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $83,507 in fiscal 2018 and $76,161 in fiscal 2017.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2018 and $1,731 in fiscal 2017.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $83,507 in fiscal 2018 and $76,161 in fiscal 2017.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 1, 2019

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2019